UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code: (310) 966-8900

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds. We are pleased to provide the following September 30, 2008 Semi-Annual Report for the Metropolitan West Funds, which include:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

The market’s continuing cataclysm reached a crescendo in a tumultuous September (and early October) as a series of events rocked the banking, brokerage, and insurance firms that comprise the foundation of the US financial system. With an intensity that shattered market confidence and inspired nostalgia for the relative orderliness of the JP Morgan takeover of Bear Stearns in March (the seminal instance of Federal financial intervention of 2008), global stock markets plummeted, corporate yield spreads skyrocketed, and credit markets virtually seized up. As liquidity seemingly evaporated, a crisis unfolded from Wall Street to Main Street, felling investment bank Lehman Brothers and thrift Washington Mutual, while the US Treasury and Federal Reserve pulled out all the stops to contain the fallout.

With an already flagging economy beset by weakness across measures of employment, business sentiment, consumer confidence, retail sales and housing activity, the hit to the financial industry only served to intensify retrenchment, characterized by a pullback in the extension of credit. By most expert accounts, it appeared that the economy had already entered a recession, whether or not the designated two quarters of negative GDP growth historically defining a recession had yet occurred. The deterioration represents a dramatic turn from just a few months ago, when markets were discounting Fed hikes in the presence of soaring commodity prices, particularly oil, which had risen to more than $145 per barrel in late July. By mid-October (just beyond the period covered by the Semi-Annual Report), that price had been halved and the Fed cut the bellwether Funds rate to 1.5% in response to the alarmingly weak pace of economic activity. The monetary stimulus provided a complement to the array of liquidity programs that had been established to aid in the recovery and rehabilitation of a banking system so desperately in need of balance sheet repair.

Meanwhile, financial institutions and structured operators of collateralized debt obligations (CDOs) continued to liquidate troubled residential mortgage-backed securities (RMBS), and Fannie Mae and Freddie Mac remained in the headlines. The July housing bill, followed by increased credit lines and access to the discount window, was the first government attempt to support the government-sponsored enterprises (GSEs), specifically Fannie Mae and Freddie Mac, reinforcing the market’s assumption that the Federal Reserve and Treasury would always choose to rescue any large financial institution that arrived at the brink of failure. Nonetheless, market participants debated the likelihood of a government bailout of the GSEs, keeping equity prices depressed, debt spreads volatile and overseas investors on the sidelines.

Against this backdrop, the markets headed into September with its stunning and historical series of government-sponsored rescues of many of the nation’s largest financial institutions. Given the already low Fed Funds rate, the Fed and Treasury resorted to unprecedented fiscal policy responses to address the breathtaking financial system meltdown. By the end of September, the GSEs had been placed in conservatorship and their managements replaced, Lehman Brothers had filed for Chapter 11 bankruptcy protection, Bank of America had purchased Merrill Lynch, AIG was offered record-breaking government loans and placed in receivership, Goldman Sachs and Morgan Stanley were restructured into bank holding companies, Washington Mutual was seized by federal regulators and sold to JP Morgan, Wells Fargo had purchased Wachovia, the Treasury had moved to guarantee money market funds against losses to stem the tide of withdrawals and avoid “breaking the buck”, and the $700 billion Troubled Assets Relief Plan (TARP) was proposed to purchase distressed mortgage-related assets.

In response, bearing a fury thus far largely reserved for the RMBS markets collateralized by Alt-A and subprime loans, the corporate market was punished in September with both the broad Lehman Bros. Corporate and the Corporate High Yield indexes losing just under 8% for the month. This worst-ever month spared no quality cohort of the corporate market, as AAA-rated issues lost 8.7% (the LB US Treasury Index, by way of contrast, gained 0.6% for the month), while A-rated issues fell 10.5%.

1 / Semi-Annual Report September 2008

The Economy and Market Ahead

Prospects that a sluggish pace of economic growth is likely to persist for several quarters will continue to shape a cautious view by MetWest in the management of the Funds. Heretofore, the focus has been on well-collateralized positions, backed with valuable assets and credit enhancement. Senior tranche RMBS remain attractive for deployment across the Funds, while Agency MBS continue to provide attractive risk-adjusted return prospects. Among corporate issues, sector emphasis is geared toward Non-Cyclicals, including Energy and Utility issues with significant assets, Health Care and selected Financials. With the dislocation in financials, subordinated positions in very large money center banks—investment grade—have layered into the portfolio, bearing attractive risk-adjusted return potential. As consumer spending is expected to remain weak, purchased credit default swaps (CDS) protection in Retailers will continue as a hedge, as will similar protection in Homebuilders. The significant increase in the Option Adjusted Spread (OAS) of the broad high yield market also informs caution, though it does improve the compensation for underwriting the current level of uncertainty. Where lower quality names in stable industries provide suitable yield compensation, good covenant protection and limited near-term funding needs, MetWest will look to take advantage of technically driven pricing to capture premium return potential.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

General Performance Commentary

At the end of March, we wrote that “the past six to twelve months have seen the most challenging market conditions in years” and that MetWest would “look to take advantage of the considerable risk-adjusted value that presents itself as less committed and less knowledgeable investors head for the exits”. Instead of subsiding as anticipated, deleveraging conditions intensified, particularly in September and early October, a period over which the S&P 500 retreated 30% and risk premiums soared on corporate debt. Nowhere were the circumstances more illustrative of the stress than in LIBOR quotes that climbed to unprecedented levels, at more than 4.5 percentage points above the Fed Funds rate. Given what has appeared to be a wholesale withdrawal of investor sponsorship across the capital markets, performance on residential mortgage-backed securities (RMBS) languished weakly and, as noted, pricing in the corporate market fell sharply. Though the US Treasury outperformed on a relative basis, yields have been of limited attractiveness. This is particularly so given the expansion of the Fed’s balance sheet (of inarguably weaker quality considering the type of collateral now accepted) and the commitments of the US Treasury in recapitalizing the financial system.

The continued repricing across the non-US Treasury sectors of the fixed income market delivered lagging returns across the Funds, with only the HighYield Fund achieving outperformance against its benchmark. Expectations remain that the relative quality positioning-as measured by asset protection and subordination-will recover performance as investor confidence slowly returns and broader market participation improves technical conditions. We stated in our last Shareholder Letter that regarding markets, it can be said that participants lose their heads in frothy markets, and that they lose their nerve when the market tumbles. This remains the case. As for MetWest, our response to such conditions is as always: remain vigilant to the risks and mindful of the opportunities.

The performance data quoted represents past performance and does not guarantee future results. The returns shown do not take into account taxes on fund distributions or redemption of fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The net expense ratio reflects a contractual agreement by the Adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses for the current fiscal year. The Adviser voluntarily extended the agreement for the current fiscal year and expects to renew contractual expense limitation each year in May. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

Semi-Annual Report September 2008 / 2

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	(5.05)%	(10.20)%	(0.95)%	1.09%	—	1.48%
Merrill Lynch 1-Year US Treasury Index	0.88%	4.60%	4.70%	3.32%	—	3.22%
MWUIX (Inception: July 31, 2004)	(4.97)%	(10.06)%	(0.72)%	—	—	0.30%
Merrill Lynch 1-Year US Treasury Index	0.88%	4.60%	4.70%	—	—	3.85%

For MWUSX the total expense ratio is 0.54% and the net expense ratio is 0.50%. For MWUIX the total expense ratio is 0.38% and the net expense ratio is 0.34%.

Management Discussion of Ultra Short Bond Fund Performance

Broad diversification of the Ultra Short Fund across the high quality non-US Treasury sectors of the fixed income market resulted in a lag to the index due to repricing across the RMBS and corporate markets. This repricing has, in the view of MetWest, significantly overestimated the potential for home price depreciation in valuing the securities in the RMBS market, particularly those more senior in the payment priority. Additional strategies related to the duration profile and yield curve positioning were of limited attribution over the past six months. Though the deleveraging environment and withdrawal of investor sponsorship provided a difficult performance backdrop, with near-term mark-to-market adjustments, MetWest expects a premium yield carry in the period ahead to be supplemented by self-amortizing bonds paying off and possibly improved market liquidity to drive stronger relative performance going forward.

Metropolitan West Low Duration Bond Fund M-Class (MWLDX), I-Class (MWLIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	(4.40)%	(7.56)%	0.54%	1.65%	3.58%	4.06%
Merrill Lynch 1-3 Year US Treasury Index	0.82%	6.27%	5.26%	3.54%	4.51%	4.98%
MWLIX (Inception: March 31, 2000)	(4.42)%	(7.49)%	0.73%	1.85%	—	3.18%
Merrill Lynch 1-3 Year US Treasury Index	0.82%	6.27%	5.26%	3.54%	—	4.71%

For MWLDX the total expense ratio is 0.59% and the net expense ratio is 0.58%. For MWLIX the total expense ratio is 0.40% and the net expense ratio is 0.39%.

Management Discussion of Low Duration Bond Fund Performance

Broad diversification of the Low Duration Fund across the high quality non-US Treasury sectors of the fixed income market resulted in a lag to the index due to repricing across the RMBS and corporate markets. This repricing has, in the view of MetWest, significantly overestimated expectations for home price depreciation in valuing the securities in the RMBS market, particularly those more senior in the payment priority. Additional strategies related to the duration profile and yield curve positioning were of limited attribution over the past six months. Though the deleveraging environment and withdrawal of investor sponsorship provided a difficult performance backdrop, with near-term mark-to-market adjustments, MetWest expects a premium yield carry in the period ahead to be supplemented by self-amortizing bonds paying off and possibly improved market liquidity to drive stronger relative performance going forward.

3 / Semi-Annual Report September 2008

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	(4.12)%	(0.81)%	2.66%	3.07%	—	3.13%
Lehman Bros. Intermediate Gov’t. Credit Index	(2.70)%	3.13%	4.03%	3.24%	—	3.08%
MWIIX (Inception: June 28, 2002)	(4.12)%	(0.71)%	2.84%	3.27%	—	5.25%
Lehman Bros. Intermediate Gov’t. Credit Index	(2.70)%	3.13%	4.03%	3.24%	—	4.28%

For MWIMX the total expense ratio is 0.76% and the net expense ratio is 0.65%. For MWIIX the total expense ratio is 0.55% and the net expense ratio is 0.44%.

Management Discussion of Intermediate Bond Fund Performance

The challenging returns environment continued over the past six months, as good relative performance in April gave way to repricing associated with capital market deleveraging and culminated in a very difficult September. Though a duration strategy and yield curve positioning predicated on steepening added modestly to relative performance, the lag to the benchmark was attributable to sector allocation and security selection that was affected by the withdrawal of investor sponsorship, even on the highest quality components of the MBS and ABS markets. As market volatility picked up considerably in September and the corporate market sold off, the underweight to corporate issues provided a measure of positive relative performance.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	(3.60)%	(0.71)%	3.51%	4.40%	5.50%	6.38%
Lehman Brothers Aggregate Index	(1.50)%	3.65%	4.15%	3.78%	5.19%	6.13%
MWTIX (Inception: March 31, 2000)	(3.50)%	(0.50)%	3.73%	4.61%	—	5.84%
Lehman Brothers Aggregate Index	(1.50)%	3.65%	4.15%	3.78%	—	5.92%

For MWTRX the total expense ratio is 0.66% and the net expense ratio is 0.65%. For MWTIX the total expense ratio is 0.44%.

Management Discussion of Total Return Bond Fund Performance

The challenging returns environment continued over the past six months, as good relative performance in April gave way to repricing associated with capital market deleveraging and culminated in a very difficult September. Though a duration strategy and yield curve positioning predicated on steepening added modestly to relative performance, the lag to the benchmark was attributable to sector allocation and security selection that was affected by the withdrawal of investor sponsorship, even on the highest quality components of the MBS and ABS markets. As market volatility picked up considerably in September and the corporate market sold off, the underweight to corporate issues provided a measure of positive relative performance.

Semi-Annual Report September 2008 / 4

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	(4.03)%	(8.02)%	1.45%	4.34%	—	8.97%
Lehman HY 2% Issuer Cap Index	(6.77)%	(10.51)%	1.08%	4.37%	—	8.18%
MWHIX (Inception: March 31, 2003)	(3.91)%	(7.79)%	1.70%	4.58%	—	6.69%
Lehman HY 2% Issuer Cap Index	(6.77)%	(10.51)%	1.08%	4.37%	—	6.32%

For MWHYX the total expense ratio is 0.98% and the net expense ratio is 0.80%. For MWHIX the total expense ratio is 0.73% and the net expense ratio is 0.55%.

Management Discussion of High Yield Bond Fund Performance

Relatively defensive positioning of the MetWest High Yield Fund, gained through bank loan investments and purchased protection in the form of credit default swaps on Retailers and Homebuilders, enabled the Fund to outperform the index by more than 300 basis points over the past six months. Further, steepening of the yield curve favored an emphasis to the 2-year stretch of the curve, effected via interest rate swaps. Though sponsorship remains weak in the RMBS market, pricing held up relatively well in the rugged September, thus rewarding a very small allocation to high yielding Agency, Alt-A and subprime collateral MBS offering attractive risk-adjusted return prospects.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	(5.09)%	(17.39)%	(4.03)%	0.15%	—	1.62%
Merrill Lynch 3-Month US Treasury Index + 2%	1.96%	4.98%	6.29%	5.33%	—	5.22%
MWSIX (Inception: March 31, 2004)	(4.97)%	(17.18)%	(3.78)%	—	—	(1.21)%
Merrill Lynch 3-Month US Treasury Index + 2%	1.96%	4.98%	6.29%	—	—	5.59%

For MWSTX the total expense ratio is 1.61%. For MWSIX the total expense ratio is 1.34%.

Management Discussion of Strategic Income Fund Performance

With ongoing weakness across the non-USTreasury sectors of the fixed income markets, the Strategic Income Fund fell approximately 5% over the past six months. Though Fund allocation has focused on high quality, senior mortgage-related securities with above average collateral characteristics, the markdown to RMBS with subprime and Alt-A loans has accounted for the preponderance of the performance lag in the past year. This repricing has, in the view of MetWest, significantly overestimated the potential for home price depreciation in valuing the securities in the RMBS market, particularly those more senior in the payment priority. While the Fund did benefit from strategies to capitalize on the steepening of the yield curve and some purchased protection (in CDS) on Retailers and Homebuilders, the positive contribution was not substantial enough to overcome the performance drag associated with the repricing of RMBS holding of the Fund. MetWest does maintain a view that considerable value lays trapped within the Fund awaiting improved liquidity or, simply, security maturities. Moreover, the yield (and, thus, prospective return) on the Fund has increased sharply and manager expectations remain that the recent performance deficit is subject to potential reversal in the months and quarters ahead.

5 / Semi-Annual Report September 2008

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2008
	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
	(Cumulative)	(Annualized)	(Annualized)	(Annualized)	(Annualized)	(Annualized)
MWATX (Inception: June 29, 1998)	(15.94)%	(32.58)%	(4.52)%	2.45%	2.01%	0.93%
Standard & Poor’s 500 Index	(10.87)%	(21.98)%	0.22%	5.17%	3.06%	1.90%

For MWATX the total expense ratio is 0.13%.

Management Discussion of AlphaTrak 500 Fund Performance

Broad diversification of the AlphaTrak 500 Fund across the high quality non-US Treasury sectors of the fixed income market resulted in a lag to the index due to repricing across RMBS and corporate markets. As noted above, this repricing has, in the view of MetWest, significantly overestimated expectations for home price depreciation in valuing the securities in the RMBS market, particularly those more senior in the payment priority. Additional strategies related to the duration profile and yield curve positioning were of limited attribution over the past six months. Though the deleveraging environment and withdrawal of investor sponsorship provided a difficult performance backdrop, with near-term mark-to-market adjustments, MetWest expects a premium yield carry in the period ahead to be supplemented by self-amortizing bonds paying off and possibly improved market liquidity to drive stronger relative performance going forward.

A Consistent Long-Term Value Orientation

Over periods such as we have seen in the markets since the middle of 2007, the strict adherence to investment discipline is critical, as submitting to the momentum characteristic of less committed and less informed investors can lock in short-term underperformance. MetWest remains committed to a philosophy rooted in a value orientation with a long-term perspective. As such, the investment team strives to target consistent outperformance of the Funds’ benchmarks over normal market cycles by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David Lippman
President and Principal Executive Officer

US Treasury bonds, unlike mutual funds, are insured direct obligations of the US Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The HighYield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. The AlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of October 2008, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

Semi-Annual Report September 2008 / 6

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2008 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/08	Ending Account Value 09/30/08	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$949.50	0.50%	$2.45
Class I	$1,000.00	$950.30	0.34%	$1.66
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.37	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$956.00	0.58%	$2.84
Class I	$1,000.00	$955.80	0.39%	$1.91
Hypothetical 5% Return
Class M	$1,000.00	$1,022.16	0.58%	$2.94
Class I	$1,000.00	$1,023.11	0.39%	$1.98

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

7 / Semi-Annual Report September 2008

	Beginning Account Value 04/01/08	Ending Account Value 09/30/08	Expense Ratio[12]	Expenses Paid During Period[3]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$958.80	0.65%	$3.20
Class I	$1,000.00	$958.80	0.44%	$2.16
Hypothetical 5% Return
Class M	$1,000.00	$1,021.80	0.65%	$3.30
Class I	$1,000.00	$1,022.86	0.44%	$2.23
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$964.00	0.65%	$3.20
Class I	$1,000.00	$965.00	0.44%	$2.17
Hypothetical 5% Return
Class M	$1,000.00	$1,021.81	0.65%	$3.30
Class I	$1,000.00	$1,022.86	0.44%	$2.23
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$959.70	0.80%	$3.93
Class I	$1,000.00	$960.90	0.55%	$2.70
Hypothetical 5% Return
Class M	$1,000.00	$1,021.06	0.80%	$4.05
Class I	$1,000.00	$1,022.31	0.55%	$2.79
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$949.10	0.85%	$4.16
Class I	$1,000.00	$950.30	0.60%	$2.93
Hypothetical 5% Return
Class M	$1,000.00	$1,020.80	0.85%	$4.31
Class I	$1,000.00	$1,022.06	0.60%	$3.04
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$840.60	0.16%	$0.74
Hypothetical 5% Return	$1,000.00	$1,024.27	0.16%	$0.81

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

The “Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratios in the Financial Highlights, which is for the fiscal year. The significant differences for the Strategic Income Fund is attributable to performance based fee adjustments and interest expense and the significant differences for the AlphaTrak 500 Fund is attributable to the performance based fee adjustments.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-Annual Report September 2008 / 8

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2008 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	26.14%	U.S. Treasury	3.19%	0 to 1 years	19.00%
Asset-Backed Securities	23.95%	Agency	30.36%	1 year to 3 years	47.71%
U.S. Agency Mortgage-Backed	21.08%	AAA	49.91%	3 years to 5 years	35.74%
U.S. Agency Discount Notes	12.38%	AA	6.14%	5 years to 10 years	3.67%
Commercial Mortgage-Backed	8.06%	A	5.71%	10 years to 20 years	(6.12)%
Corporate Bonds	5.25%	BBB	1.04%	20 years +	0.00%
Money Market RIC	4.58%	BB or below	3.65%
Bank Loans	0.31%
U.S. Treasury Securities	0.12%
Other	(1.87)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	22.26%	U.S. Treasury	0.63%	0 to 1 years	9.69%
Corporate Bonds	19.64%	Agency	23.23%	1 year to 3 years	41.96%
U.S. Agency Mortgage-Backed	18.51%	AAA	44.53%	3 years to 5 years	36.29%
Non Agency Mortgage-Backed	17.86%	AA	11.30%	5 years to 10 years	11.83%
U.S. Agency Discount Notes	9.19%	A	6.31%	10 years to 20 years	(1.31)%
U.S. Agency Securities	6.27%	BBB	8.17%	20 years +	1.54%
Commercial Mortgage-Backed	3.43%	BB or below	5.83%
Municipal Bonds	1.67%
Bank Loans	1.43%
U.S. Treasury Securities	0.30%
Preferred Stock	0.15%
Money Market RIC	0.10%
Other	(0.81)%
Total	100.00%	Total	100.00%	Total	100.00%

9 / Semi-Annual Report September 2008

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	32.24%	U.S. Treasury	9.42%	0 to 1 years	7.70%
U.S. Treasury Securities	18.49%	Agency	57.86%	1 year to 3 years	12.21%
Corporate Bonds	14.44%	AAA	7.40%	3 years to 5 years	34.03%
Non-Agency Mortgage-Backed	9.38%	AA	11.05%	5 years to 10 years	45.21%
U.S. Agency Discount Notes	9.22%	A	5.55%	10 years to 20 years	(0.95)%
Asset-Backed Securities	8.17%	BBB	5.16%	20 years +	1.80%
Commercial Mortgage-Backed	7.51%	BB or below	3.56%
Municipal Bonds	1.95%
Bank Loans	1.12%
Money Market RIC	0.63%
Other	(3.15)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	36.04%	U.S. Treasury	8.18%	0 to 1 years	4.48%
U.S. Agency Discount Notes	19.33%	Agency	66.83%	1 year to 3 years	10.24%
Corporate Bonds	13.94%	AAA	(0.85)%	3 years to 5 years	30.13%
U.S. Treasury Securities	11.59%	AA	11.55%	5 years to 10 years	49.85%
Commercial Mortgage-Backed	7.72%	A	5.39%	10 years to 20 years	2.85%
Non-Agency Mortgaged-Backed	5.60%	BBB	4.77%	20 years +	2.45%
Asset-Backed Securities	5.53%	BB or below	4.13%
Municipal Bonds	1.89%
Bank Loans	1.89%
Money Market RIC	0.45%
U.S. Agency Securities	0.21%
Preferred Stock	0.07%
Other	(4.26)%
Total	100.00%	Total	100.00%	Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	64.64%	Agency	4.18%	0 to 1 years	12.64%
Bank Loans	25.84%	AAA	1.98%	1 year to 3 years	17.86%
U.S. Agency Discount Notes	3.74%	AA	1.16%	3 years to 5 years	17.24%
Non-Agency Mortgage-Backed	2.07%	A	9.14%	5 years to 10 years	48.22%
Asset-Backed Securities	1.59%	BBB	2.26%	10 years to 20 years	1.75%
Preferred Stock	1.41%	BB	28.22%	20 years +	2.29%
Other	0.40%	B	42.46%
Money Market RIC	0.19%	CCC	10.42%
U.S. Agency Mortgage-Backed	0.12%	CC or below	0.18%
Total	100.00%	Total	100.00%	Total	100.00%

Semi-Annual Report September 2008 / 10

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	39.61%	U.S. Treasury	2.76%	0 to 1 years	17.94%
Corporate Bonds	19.60%	Agency	60.64%	1 year to 3 years	22.53%
Non-Agency Mortgage-Backed	17.79%	AAA	(8.99)%	3 years to 5 years	18.52%
U.S. Agency Discount Notes	16.02%	AA	10.66%	5 years to 10 years	48.13%
Bank Loans	9.88%	A	6.42%	10 years to 20 years	(8.80)%
U.S. Agency Mortgage-Backed	8.81%	BBB	11.75%	20 years +	1.68%
Commercial Mortgage-Backed	7.29%	BB or below	16.76%
U.S. Treasury Securities	3.07%
Preferred Stock	1.75%
Money Market RIC	0.36%
Other	(24.18)%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	28.47%	U.S. Treasury	0.89%	0 to 1 years	15.44%
Corporate Bonds	23.91%	Agency	25.16%	1 year to 3 years	32.14%
Non-Agency Mortgage-Backed	17.21%	AAA	37.56%	3 years to 5 years	37.39%
U.S. Agency Discount Notes	15.34%	AA	12.16%	5 years to 10 years	14.08%
Commercial Mortgage-Backed	7.44%	A	4.57%	10 years to 20 years	(1.62)%
U.S. Agency Mortgage-Backed	6.71%	BBB	9.11%	20 years +	2.57%
Bank Loans	4.11%	BB or below	10.55%
U.S. Treasury Securities	0.64%
Preferred Stock	0.27%
Money Market RIC	0.07%
Other	(4.17)%
Total	100.00%	Total	100.00%	Total	100.00%

All figures presented as percentages of total net assets. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2008. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11 / Semi-Annual Report September 2008

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.11%
ASSET-BACKED SECURITIES — 24.80%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$36,529	$34,021
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		5,309	5,240
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.26%	09/15/33		17,363	16,916
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.43%	12/15/33		15,051	13,655
Bayview Financial Acquisition Trust 2004-B A1
4.71%	05/28/39	[2,3]	3,109,671	2,537,299
Bayview Financial Acquisition Trust 2005-A A1
4.21%	02/28/40	2,3,†	4,000,000	3,321,723
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
4.21%	12/28/40	2,3,†	3,900,000	3,237,000
Citicorp Residential Mortgage Securities, Inc. 2006-1 A1 (STEP)
5.96%	07/25/36		625,204	617,487
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
3.39%	03/25/37	[2]	2,500,000	1,576,222
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
4.51%	07/25/37	[2]	1,765,000	906,769
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		3,947	3,866
Countrywide Asset-Backed Certificates 2003-BC1 M1
4.13%	12/25/32	[2]	351,357	223,334
Countrywide Asset-Backed Certificates 2007-10 2A2
3.33%	06/25/47	[2]	2,975,000	2,538,557
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		158,146	156,141
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		262,343	266,451
First Alliance Mortgage Loan Trust 1994-3 A1
7.82%	10/25/25		6,872	6,350
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A
5.53%	03/25/24	2,†	3,254,476	2,701,355
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2C
3.52%	03/25/35	[2]	769,995	751,954
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.46%	06/25/28		1,376	1,372
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		10,992	11,189
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	29,082	30,142
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		193,488	142,382
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		57,074	42,699
GSAMP Trust 2004-FM1 M2
5.31%	11/25/33	[2]	816,211	649,402
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	4,†	2,300,000	666,866
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	286,851	273,047
Inman Square Funding Ltd. 2005-2A I
3.24%	10/06/40	2,3,4,†	1,983,417	833,035
Irwin Home Equity Corp. 2003-A M2
5.86%	10/25/27	[2]	1,358,957	1,165,531
Ivy Lane CDO Ltd. 2006-1A A1
3.12%	02/05/46	2,3,4,†	1,778,895	729,347
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	22,480	21,499
MASTR Asset Backed Securities Trust 2006-HE4 A1
3.26%	11/25/36	[2]	1,038,673	1,004,099
Mid-State Trust 6 A4
7.79%	07/01/35		54,042	48,475
Morgan Stanley ABS Capital I 2004-NC2 M2
5.01%	12/25/33	[2]	2,196,197	1,742,416
Morgan Stanley ABS Capital I 2007-HE5 A2A
3.32%	03/25/37	[2]	1,062,773	997,574
Morgan Stanley ABS Capital I 2007-NC2 A2A
3.32%	02/25/37	[2]	1,150,048	1,095,588
Morgan Stanley IXIS Real Estate Capital Trust 2006-2 A1
3.26%	11/25/36	[2]	845,602	818,117
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	3,4,†	143,314	8,599
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		6,354	6,277
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		9,912	9,761
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		496,227	490,079
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	69,062	5,576
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		214,031	186,620

Semi-Annual Report September 2008 / 12

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		$22,280	$19,541
Saxon Asset Securities Trust 2002-1 M2
5.01%	11/25/31	[2]	209,823	97,449
Structured Asset Securities Corp. 2007-EQ1 A4
3.46%	03/25/37	[2]	3,000,000	1,573,680
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[3,4]	10,017,406	115,291
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	1,243	812
Vanderbilt Mortgage Finance 1997-B 1A6
7.60%	06/07/25		2,085,000	2,085,387
Wells Fargo Home Equity Trust 2007-1 A1
3.31%	03/25/37	[2]	494,194	478,842

Total Asset-Backed Securities (Cost $44,553,997)				34,265,034

CORPORATES — 6.85%*
Banking — 0.39%
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	557,000	540,569

Electric — 0.40%
Entergy Gulf States, Inc.
3.21%	12/01/09	[2]	550,000	545,135

Finance — 3.90%
Countrywide Financial Corp. (MTN)
3.42%	03/24/09	[2]	1,370,000	1,337,428
Countrywide Financial Corp. A (MTN)
3.33%	12/19/08	[2]	400,000	376,000
Ford Motor Credit Co. LLC
5.54%	01/13/12	[2]	1,130,000	711,900
GMAC LLC
5.01%	12/01/14	[2]	825,000	381,374
Goldman Sachs Group LP
4.50%	06/15/10		400,000	371,459
Goldman Sachs Group, Inc. (The)
5.45%	11/01/12		500,000	435,181
Goldman Sachs Group, Inc. (The) (MTN) B
3.19%	07/22/15	[2]	200,000	151,000
Lehman Brothers Holdings, Inc. (MTN)
2.52%	11/24/08		850,000	113,511
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10		883,000	117,917
Merrill Lynch & Co., Inc. (MTN)
4.61%	05/20/09	[2]	520,000	507,714
Morgan Stanley
4.00%	01/15/10		790,000	643,850
4.25%	05/15/10		260,000	211,345
6.75%	04/15/11		35,000	25,918

				5,384,597

Transportation — 2.16%
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		1,403,962	1,304,630
Continental Airlines, Inc. 1998-3
6.32%	11/01/08		1,700,000	1,685,125

				2,989,755

Total Corporates (Cost $11,631,725)				9,460,056

BANK LOANS — 1.33%*
Electric — 0.72%
Calpine CCFC I Term Loan
9.76%	08/26/09[5]		994,764	992,278

Transportation — 0.61%
Northwest Air Dip
4.70%	05/21/12[5]		980,000	847,291

Total Bank Loans (Cost $1,979,330)				1,839,569

MORTGAGE-BACKED — 65.13%**
Commercial Mortgage-Backed — 9.18%
Banc of America Mortgage Securities, Inc. 2003-E 2A1
4.71%	06/25/33	[2]	1,884,287	1,877,498
Bayview Commercial Asset Trust 2007-3 A1
3.45%	07/25/37	2,3,†	1,613,885	1,323,456
Deutsche Bank Alternate Loan Trust 2006-AR6 A3
3.30%	02/25/37	[2]	1,886,094	1,723,560
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
3.40%	07/19/44	[2]	790,051	639,211
JPMorgan Alternative Loan Trust 2007-A2 12A2
3.31%	06/25/37	[2]	1,079,033	939,820
JPMorgan Mortgage Trust 2005-A2 9A1
6.17%	04/25/35	[2]	892,779	826,073
Structured Asset Mortgage Investments, Inc. 2005-AR2 2A1
3.44%	05/25/45	[2]	2,971,756	1,990,977
Structured Asset Mortgage Investments, Inc. 2005-AR6 2A1
3.52%	09/25/45	[2]	2,378,615	1,523,505

13 / Semi-Annual Report September 2008

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2007-AR3 2A1
3.40%	09/25/47	[2]	$3,061,174	$1,839,090

				12,683,190

Non-Agency Mortgage-Backed — 34.28%
Adjustable Rate Mortgage Trust 2005-1 1A1
5.86%	05/25/35	2,†	1,691,726	1,302,629
Alliance Bancorp Trust 2007-OA1 A1
3.45%	07/25/37	[2]	4,554,739	2,757,419
American Home Mortgage Assets 2006-2 2A1
3.40%	09/25/46	[2]	3,256,798	1,930,375
American Home Mortgage Investment Trust 2004-3 3A
4.85%	10/25/34	[2]	1,343,307	980,494
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		68,872	65,152
Banc of America Mortgage Securities, Inc. 2003-A 2A2
6.86%	02/25/33	[2]	11,006	10,966
Chase Mortgage Finance Corp. 2007-A2 2A3
4.70%	07/25/37	[2]	2,704,141	2,546,195
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		948,916	898,789
Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1
5.50%	12/25/18		871,511	809,727
Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1
6.50%	08/25/18	[3]	145,654	147,235
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.16%	02/25/34	[2]	518,805	419,615
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		667,072	518,245
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	4,6,†	2,933,104	46,546
Countrywide Alternative Loan Trust 2005-16 A5
3.49%	06/25/35	[2]	917,802	424,201
Countrywide Alternative Loan Trust 2005-27 2A1
4.21%	08/25/35	[2]	1,859,135	1,101,776
Countrywide Alternative Loan Trust 2005-61 2A1
3.49%	12/25/35	[2]	1,530,558	972,263
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[4]	11,048,946	288,308
CS First Boston Mortgage Securities Corp. 2002-AR31 4A2
5.32%	11/25/32	[2]	200,000	196,211
CS First Boston Mortgage Securities Corp. 2003-AR24 2A4
4.79%	10/25/33	[2]	1,679,517	1,645,135
CS First Boston Mortgage Securities Corp. 2004-1 2A1
6.50%	02/25/34		1,028,294	940,260
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
3.44%	09/19/44	[2]	318,578	213,184
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
5.74%	11/19/32	[2]	59,009	58,953
First Horizon Asset Securities, Inc. 2002-AR2 2A1
7.13%	12/27/32	[2]	41,584	41,713
First Horizon Asset Securities, Inc. 2003-AR2 1A1
5.50%	07/25/33	[2]	102,588	99,535
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		91,586	87,414
Harborview Mortgage Loan Trust 2004-8 2A4A
3.43%	11/19/34	[2]	1,672,771	1,249,317
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[4,6]	3,680,222	37,377
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.57%	10/19/35	[2,4]	28,106,792	276,676
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
3.60%	12/25/34	[2]	1,287,444	843,037
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[4,6]	1,558,426	14,123
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.45%	10/25/34	[2]	928,315	834,102
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
3.99%	10/25/36	[2]	1,666,178	1,067,227
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
6.53%	01/25/34	[2]	69,819	60,279
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
5.88%	10/25/34	[2]	1,229,445	956,458

Semi-Annual Report September 2008 / 14

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
6.23%	06/25/34	[2]	$87,634	$62,823
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
3.93%	12/25/46	[2]	4,168,728	2,117,658
MASTR Seasoned Securities Trust 2004-1 4A1
5.58%	10/25/32	[2]	261,385	241,069
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		1,012,142	937,481
MASTR Seasoned Securities Trust 2005-1 4A1
5.59%	10/25/32	[2]	698,032	576,354
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
4.85%	12/25/32	[2]	748,792	670,527
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		34,929	34,965
Residential Accredit Loans, Inc. 2007-QS8 A10
6.00%	06/25/37		2,576,368	2,491,084
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.12%	03/25/16		411,272	419,321
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		252,884	265,243
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		70,322	72,783
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		486,605	496,478
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		2,541,399	2,354,116
Residential Asset Securitization Trust 2004-IP2 2A1
5.23%	12/25/34	[2]	759,255	648,783
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		2,961,197	2,854,044
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
5.38%	12/27/35	2,†	4,176,788	3,237,046
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
3.41%	10/25/36	[2]	2,353,938	1,440,471
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	65,194	64,427
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
3.63%	04/25/47	[2]	3,413,979	1,964,574
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
4.26%	06/25/42	[2]	179,380	163,183
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
3.95%	06/25/33	[2]	706,391	690,292
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.98%	02/25/47	4,6,†	68,839,955	839,015
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS1 1A
5.00%	02/25/18		420,430	396,807
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		224,343	230,426
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		260,106	245,529

				47,355,435

U.S. Agency Mortgage-Backed — 21.67%
Fannie Mae 1988-12 A
10.00%	02/25/18	[2]	140,315	154,309
Fannie Mae 1993-80 S
6.75%	05/25/23	[2]	11,922	11,742
Fannie Mae 1994-55 S
14.97%	12/25/23	[2]	2,930	2,994
Fannie Mae 1997-23 PB
6.62%	01/25/22		43,429	44,190
Fannie Mae 1998-58 PC
6.50%	10/25/28		1,143,293	1,178,849
Fannie Mae 2000-27 AN
6.00%	08/25/30		21,978	22,375
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	7,367	7,325
Fannie Mae 2001-68 PV
6.00%	11/25/18		29,092	29,108
Fannie Mae 2003-124 (IO)
5.25%	03/25/31		103,911	10,124
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	148,303	148,032
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		347,024	52,707
Fannie Mae 2003-85 IE (IO)
5.50%	06/25/29		120,084	9,663
Fannie Mae 2004-96 MT
7.00%	12/25/34	[2]	325,254	313,954

15 / Semi-Annual Report September 2008

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	$891,142	$756,650
Fannie Mae Pool 111643
6.44%	09/01/20	[2]	30,619	30,753
Fannie Mae Pool 190656
6.50%	02/01/14		258,523	268,573
Fannie Mae Pool 254190
5.50%	02/01/09		296,469	300,856
Fannie Mae Pool 523829
8.00%	11/01/19		333,775	363,474
Fannie Mae Pool 555098
5.09%	11/01/32	[2]	198,753	201,305
Fannie Mae Pool 555177
4.88%	01/01/33	[2]	258,710	266,327
Fannie Mae Pool 555207
7.00%	11/01/17		49,572	51,768
Fannie Mae Pool 555312
5.99%	01/01/33	[2]	593,930	599,429
Fannie Mae Pool 555705
5.27%	07/01/33	[2]	611,776	614,644
Fannie Mae Pool 567002
8.00%	05/01/23		173,551	188,213
Fannie Mae Pool 646884
5.48%	05/01/32	[2]	23,295	23,382
Fannie Mae Pool 647903
4.27%	04/01/27	[2]	63,355	63,531
Fannie Mae Pool 648860
6.50%	05/01/17		1,044,057	1,094,085
Fannie Mae Pool 655127
7.00%	07/01/32		54,140	56,665
Fannie Mae Pool 655133
7.00%	08/01/32		55,719	58,312
Fannie Mae Pool 655151
7.00%	08/01/32		84,599	88,342
Fannie Mae Pool 735207
7.00%	04/01/34		872,730	912,251
Fannie Mae Pool 735686
6.50%	12/01/22		1,276,960	1,315,408
Fannie Mae Pool 735995
4.67%	04/01/35	[2]	1,276,609	1,283,441
Fannie Mae Pool 753630
6.80%	11/01/33	[2]	292,446	296,641
Fannie Mae Pool 754001
7.06%	12/01/33	[2]	755,348	766,217
Fannie Mae Pool 762525
6.50%	11/01/33		235,882	241,974
Fannie Mae Pool 764605
6.19%	01/01/34	[2]	754,209	752,758
Fannie Mae Pool 770900
4.33%	04/01/34	[2]	700,559	709,362
Fannie Mae Pool 771153
5.71%	02/01/34	[2]	1,344,358	1,362,496
Fannie Mae Pool 788986
5.54%	10/01/34	[2]	797,948	795,905
Fannie Mae Pool 805268
6.03%	01/01/35	[2]	684,120	699,517
Fannie Mae Pool 810557
6.40%	02/01/35	[2]	623,332	632,376
Fannie Mae Pool 811267
6.59%	12/01/34	[2]	221,328	222,691
Fannie Mae Pool 908412
6.15%	04/01/37	[2]	1,970,237	2,003,627
Freddie Mac 1214 KA
3.33%	02/15/22	[2]	9,244	9,252
Freddie Mac 1526 L
6.50%	06/15/23		37,751	39,239
Freddie Mac 1625 FC
3.60%	12/15/08	[2]	3,470	3,462
Freddie Mac 1662 L
3.19%	01/15/09	[2]	127	127
Freddie Mac 1695 EA
7.00%	12/15/23		3,348	3,351
Freddie Mac 1702 TJ
7.00%	04/15/13		184,102	186,012
Freddie Mac 2043 CJ
6.50%	04/15/28		85,948	89,014
Freddie Mac 2451 SP
11.47%	05/15/09	[2]	5,583	5,675
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		462,897	58,887
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		505,733	45,298
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		545,083	4,135
Freddie Mac 2594 VK
5.00%	02/15/23		436,325	438,001
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		75,914	14,683
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		326,459	36,607
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	1,152,219	1,175,186
Freddie Mac 2905 JG
7.00%	09/15/34		573,788	585,289
Freddie Mac 2906 NX (IO)
3.01%	12/15/34	[2]	7,217,783	350,766

Semi-Annual Report September 2008 / 16

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2971 AB
5.00%	05/15/20		$21,211	$20,399
Freddie Mac 3202 HS
4.16%	08/15/36	[2]	7,173,090	250,732
Freddie Mac Gold C90237
6.50%	11/01/18		203,197	210,969
Freddie Mac Gold C90474
7.00%	08/01/21		276,540	290,917
Freddie Mac Gold D93410
6.50%	04/01/19		197,092	204,400
Freddie Mac Gold O30092
5.50%	10/01/15		177,960	180,093
Freddie Mac Gold P20295
7.00%	10/01/29		94,426	98,276
Freddie Mac Gold P50214
6.50%	02/01/34	†	420,873	428,698
Freddie Mac Gold P50230
6.50%	04/01/34	†	1,051,108	1,070,651
Freddie Mac Gold P60084
6.00%	03/01/16	†	804,725	814,733
Freddie Mac Non Gold Pool 775554
5.52%	10/01/18	[2]	6,957	7,027
Freddie Mac Non Gold Pool 782824
6.71%	11/01/34	[2]	883,387	893,708
Freddie Mac Non Gold Pool 788498
6.36%	02/01/30	[2]	593,085	596,634
Freddie Mac Non Gold Pool 865369
5.23%	06/01/22	[2]	5,531	5,605
Freddie Mac Non Gold Pool 972112
6.45%	01/01/33	[2]	325,200	332,003
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		324,826	34,131
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		48,386	637
Ginnie Mae 2003-95 SB
10.81%	09/17/31	[2]	90,092	91,087
Ginnie Mae 2004-2 FW
3.89%	01/16/34	[2]	333,123	318,668
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		2,500,000	222,266
Ginnie Mae II Pool 80546
5.00%	10/20/31	[2]	57,422	57,943
Ginnie Mae II Pool 80610
5.38%	06/20/32	[2]	720,644	728,799
Ginnie Mae II Pool 80614
5.63%	07/20/32	[2]	90,797	91,782
Ginnie Mae II Pool 80687
5.50%	04/20/33	[2]	403,588	409,928
Ginnie Mae II Pool 81018
5.63%	08/20/34	[2]	290,938	294,229
Ginnie Mae II Pool 8339
5.13%	12/20/23	[2]	98,843	99,894
Ginnie Mae II Pool 8684
5.63%	08/20/25	[2]	131,514	133,132

				29,938,670

Total Mortgage-Backed (Cost $105,811,250)				89,977,295

Total Bonds – 98.11% (Cost $163,976,302)				135,541,954

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 13.92%
Commercial Paper — 2.03%
BNP Paribas Finance, Inc.
3.94%[7]	10/09/08		$1,405,000	1,403,773
National Rural Utilities Co.
3.10%[7]	10/10/08		1,400,000	1,398,915

				2,802,688

Money Market Fund — 0.10%
Goldman Sachs Group, Inc. (The), 2.39%			136,000	136,000

U.S. Agency Discount Notes — 10.41%
Federal Home Loan Bank
2.12%[7]	10/22/08		2,230,000	2,227,242
2.40%[7]	10/23/08		1,895,000	1,892,221
2.41%[7]	10/28/08		2,710,000	2,705,122
2.43%[7]	10/03/08		3,340,000	3,339,565
2.45%[7]	10/27/08		250,000	249,559
2.67%[7]	12/18/08		1,740,000	1,730,670
2.77%[7]	12/19/08		1,015,000	1,009,488
Freddie Mac
2.44%[7]	10/29/08		1,230,000	1,227,689

				14,381,556

U.S. Treasury Bills — 1.38%
0.02%[7]	10/23/08		1,815,000	1,814,978
1.53%[7]	10/16/08	[8]	102,000	101,935

				1,916,913

Total Short Term Investments (Cost $19,235,855)				19,237,157

17 / Semi-Annual Report September 2008

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Value
Total Investments – 112.03% (Cost $183,212,157)[1]	$154,779,111

Liabilities in Excess of Other
Assets – (12.03)%	(16,622,881)

Net Assets – 100.00%	$138,156,230

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
7	Euro Dollar Ninety Day, December 2008	$(12,058)
10	Euro Dollar Ninety Day, June 2009	23,661
10	Euro Dollar Ninety Day, September 2009	20,650
10	Euro Dollar Ninety Day, December 2009	22,400
35	U.S. Treasury Two Year Note, December 2008	(8,441)

	Net unrealized appreciation	$46,212

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98 % semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$2,823	$(22,378)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	2,000	(11,715)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	1,790	(113,063)

			$(147,156)

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	450	56,870

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	445	108,200

			$165,070

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston

	03/20/09	1,000	(16,809)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	1,160	(555,740)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	2,300	(1,101,949)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	3,350	(1,605,013)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	4,550	(2,245,547)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	1,000	(493,527)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	700	(345,207)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	500	(246,763)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	500	(246,763)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	500	(384,814)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	1,000	(769,627)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	600	(461,776)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	500	(384,814)

Semi-Annual Report September 2008 / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	400	$(307,851)

			$(9,166,200)

Notes:

[1]	Cost for Federal income tax purposes is $183,256,145 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$538,662
Gross unrealized depreciation	(29,015,696)

Net unrealized (depreciation)	$(28,477,034)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $12,274,484 representing 8.88% of total net assets.

[4]	Illiquid security.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/09/08	Calpine CCFC I Term Loan, 9.76%, 08/26/09	$999,330	$992,278	0.72%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	980,000	847,291	0.61%

		$1,979,330	$1,839,569	1.33%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $20,566,275 which is 14.89% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(IO): Interest only

(DIP): Defaulted interest payment

(MTN): Medium term note

(STEP): Step coupon bond

19 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.61%
ASSET-BACKED SECURITIES — 22.55%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$107,794	$106,400
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	12,020	3,509
Bayview Financial Acquisition Trust 2005-A A1
4.21%	02/28/40	3,4,†	12,500,000	10,380,384
Bayview Financial Acquisition Trust 2006-B 2A2
3.91%	04/28/36	[3]	5,467,425	5,305,150
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
4.21%	12/28/40	3,4,†	14,000,000	11,620,001
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		5,446,714	5,234,396
Bear Stearns Asset Backed Securities Trust 2007-2 A1
3.40%	01/25/47	[3]	2,359,259	2,235,331
Bear Stearns Asset Backed Securities Trust 2007-HE1 1A1
3.33%	02/25/37	[3]	2,875,125	2,673,417
Bear Stearns Asset Backed Securities Trust 2007-HE5 1A2
3.39%	06/25/47	[3]	5,200,000	4,271,358
Carrington Mortgage Loan Trust 2004-NC2 M1
3.90%	08/25/34	[3]	218,633	168,673
Castle Trust 2003-1AW A1
3.24%	05/15/27	3,4,†	3,487,643	2,929,620
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6
6.24%	01/25/13	[3]	6,349,981	6,054,268
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1
4.11%	02/25/32	[3]	815,624	569,837
Citicorp Residential Mortgage Securities, Inc. 2006-1 A1 (STEP)
5.96%	07/25/36		4,498,752	4,443,219
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1
4.86%	07/25/37	3,†	8,432,000	2,535,610
Conseco Finance 2001-D A5
6.19%	11/15/32	[3]	653,678	644,553
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		6,325,337	5,914,710
Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A4
3.44%	11/25/36	[3]	6,000,000	3,208,500
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		7,440,420	7,200,935
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
5.50%	02/25/37		20,580,000	19,007,565
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
3.27%	04/25/37	[3]	5,945,834	5,330,822
First Alliance Mortgage Loan Trust 1994-3 A1
7.82%	10/25/25		2,062	1,905
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFA M2 (STEP)
5.48%	03/25/25		9,245,000	6,260,028
First Union Home Equity Loan Trust 1997-3 B
7.38%	03/25/29		68,153	10,228
Genesis Funding Ltd. 2006-1A G1
3.27%	12/19/32	3,4,†	8,650,000	6,142,243
GMAC Commercial Mortgage Securities, Inc. 1999-C1 A2
6.18%	05/15/33	[3]	5,970,244	5,955,060
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
3.65%	06/25/30	[3]	3,876,568	2,691,166
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		648,515	660,174
Green Tree Financial Corp. 1995-10 A6
7.05%	01/15/27		24,389	24,390
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		5,204,874	4,987,350
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		293,810	235,970
GSAA Trust 2006-9 A4A
3.45%	06/25/36	3,†	13,500,000	7,425,005
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	2,†	2,228,000	645,990
HFC Home Equity Loan Asset Backed Certificates 2007-1 AS
3.39%	03/20/36	[3]	14,541,882	12,470,238
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
3.49%	07/20/36	[3]	1,325,000	974,799
HFC Home Equity Loan Trust 2005-3 M1
2.89%	01/20/35	[3]	5,203,024	3,795,628
Home Equity Asset Trust 2007-3 2A2
3.39%	08/25/37	[3]	5,635,000	4,732,893
Home Equity Mortgage Trust 2006-1 A1B
3.34%	05/25/36	[3]	1,802,797	1,325,682
Ivy Lane CDO Ltd. 2006-1A A1
3.12%	02/05/46	2,3,4,†	8,968,595	3,677,125

Semi-Annual Report September 2008 / 20

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Corp. 2006-WMC4 A4
3.36%	12/25/36	[3]	$20,000,000	$9,642,074
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	11/25/36		12,415,000	11,699,048
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37		15,300,000	13,643,559
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV1
3.27%	04/01/37	[3]	11,842,090	10,907,873
Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO)
0.55%	05/15/41	2,3,†	442,998,341	7,974,006
Lehman XS Trust 2006-12N A1A1
3.29%	08/25/46	[3]	940,472	926,020
Lehman XS Trust 2006-GP1 A4A
3.54%	05/25/46	[2,3]	12,232,915	3,022,648
Long Beach Asset Holdings Corp. 2006-8 N1
6.05%	10/25/46	2,4,†	3,829,304	55,470
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	2,4,†	2,612,542	38,106
MASTR Asset Backed Securities Trust 2007-HE1 A2
3.36%	05/25/37	[3]	6,260,000	4,886,795
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
3.39%	06/25/37	[3]	19,057,200	10,672,032
Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B
3.35%	01/25/37	[3]	522,236	517,176
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,047,632	915,930
Morgan Stanley ABS Capital I 2004-NC2 M2
5.01%	12/25/33	[3]	483,163	383,331
Morgan Stanley ABS Capital I 2007-HE7 M2
5.21%	07/25/37	3,†	3,525,000	1,233,903
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	21,352,566	19,377,453
Nationstar Home Equity Loan Trust 2007-A AV1
3.27%	03/25/37	[3]	5,319,464	5,006,946
Nationstar Home Equity Loan Trust 2007-A AV4
3.44%	03/25/37	3,†	5,758,000	3,634,428
Nationstar Home Equity Loan Trust 2007-C 2AV3
3.39%	06/25/37	[3]	7,057,200	4,857,824
Nomura Asset Acceptance Corp. 2006-S1 A1
3.35%	01/25/36	[3,4]	1,120,533	965,337
Oakwood Mortgage Investors, Inc. 2002-B A1
2.72%	05/15/13	[3]	394,930	305,835
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	258,738	221,059
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	2,†	10,156,250	820,004
Option One Mortgage Loan Trust 2007-4 2A4
3.52%	04/25/37	[3]	13,734,000	7,341,249
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	[2,4,5]	8,806,150	2,810
Resmae Mortgage Loan Trust 2006-1 A1B
3.48%	02/25/36	[3,4]	2,994,417	2,210,012
Saxon Asset Securities Trust 2007-2 A2A
3.31%	05/25/47	[3]	13,469,463	12,790,311
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
3.34%	05/25/37	[3]	17,079,507	15,922,011
SG Mortgage Securities Trust 2006-FRE1 A1B
3.48%	02/25/36	[3]	2,337,772	1,976,247
Soundview Home Equity Loan Trust 2006-OPT1 2A4
3.48%	03/25/36	[3]	7,300,000	4,470,419
Soundview Home Equity Loan Trust 2006-WF2 M8
5.56%	12/25/36	[3]	1,500,000	165,302
Structured Asset Investment Loan Trust 2005-HE1 B1
5.71%	07/25/35	[3]	218,080	905
Structured Asset Receivables Trust 2003-1
3.29%	01/21/10	3,4,†	2,555,154	2,363,519
Structured Asset Receivables Trust 2003-2
3.19%	01/21/09	3,4,†	383,355	356,520
Terwin Mortgage Trust 2004-7HE A1
3.76%	07/25/34	[3,4]	142,962	121,959
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[3,4]	886,230	805,073
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	2,3,4,†	12,500,000	3,999,274
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	2,3,†	15,000,000	7,349,135
Terwin Mortgage Trust 2007-9SL A1
4.41%	06/25/38	3,4,†	12,883,653	8,374,198
Wells Fargo Home Equity Trust 2007-1 A1
3.31%	03/25/37	[3]	694,458	672,885
Wells Fargo Home Equity Trust 2007-2 A1
3.30%	04/25/37	[3]	1,498,870	1,425,309

Total Asset-Backed Securities (Cost $421,733,519)				343,908,127

21 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 28.67%*
Banking — 4.72%
Bank of America Corp.
5.65%	05/01/18		$300,000	$253,132
Bank of America Corp. (MTN)
4.90%	05/01/13		3,250,000	2,943,028
BankAmerica Institutional A
8.07%	12/31/26	[4]	5,250,000	4,511,362
Banponce Trust I A
8.33%	02/01/27		7,400,000	6,874,334
Chase Capital II B
3.30%	02/01/27	[3]	6,455,000	5,111,063
Credit Suisse/New York
5.00%	05/15/13		11,000,000	10,203,853
Deutsche Bank AG/London
4.88%	05/20/13		7,600,000	7,266,717
JPMorgan Chase & Co.
4.75%	05/01/13		10,000,000	9,315,740
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[3]	1,500,000	1,319,550
JPMorgan Chase Bank NA
8.75%	11/28/21	[3]	2,084,000	2,022,522
JPMorgan Chase Capital XIII M
4.71%	09/30/34	[3]	1,541,000	1,191,346
National Australia Bank Ltd.
5.35%	06/12/13	[4]	3,500,000	3,138,021
National Australia Bank Ltd. A
8.60%	05/19/10		9,250,000	9,688,357
Nationsbank Capital Trust III
3.34%	01/15/27	[3]	7,650,000	5,407,777
NB Capital Trust II
7.83%	12/15/26		3,200,000	2,760,320

				72,007,122

Basic Industry — 0.03%
Freeport-McMoRan Copper & Gold, Inc.
7.08%	04/01/15	[3]	150,000	143,871
Massey Energy Co.
6.88%	12/15/13		375,000	341,250

				485,121

Communications — 0.58%
Cincinnati Bell, Inc.
7.25%	07/15/13		225,000	203,625
Citizens Communications Co.
6.62%	03/15/15		125,000	108,125
CSC Holdings, Inc. B
7.62%	04/01/11		375,000	362,812
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		800,000	710,000
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13		250,000	62,500
Idearc, Inc.
8.00%	11/15/16		300,000	83,250
Level 3 Financing, Inc.
8.75%	02/15/17		275,000	200,750
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		250,000	225,000
Qwest Corp.
5.62%	11/15/08		500,000	497,500
Sprint Nextel Corp.
4.17%	06/28/10	[3]	400,000	372,722
Viacom, Inc.
3.17%	06/16/09	[3]	5,150,000	5,095,049
Videotron Ltd.
9.12%	04/15/18	[4]	150,000	152,250
Windstream Corp.
8.12%	08/01/13		650,000	620,750
8.62%	08/01/16		150,000	139,125

				8,833,458

Consumer Products — 0.01%
Visant Holding Corp.
8.75%	12/01/13		200,000	184,500

Electric — 3.04%
Appalachian Power Co.
6.60%	05/01/09		3,000,000	3,039,292
Aquila, Inc.
7.95%	02/01/11		2,500,000	2,589,925
Calpine Construction Finance Co., LP
11.60%	08/26/11	[3,4]	2,750,000	2,970,000
Cedar Brakes I LLC
8.50%	02/15/14	[4]	2,458,748	2,634,952
Cedar Brakes II LLC
9.88%	09/01/13	[4]	8,256,302	8,988,982
Entergy Gulf States, Inc.
3.57%	12/08/08	[3,4]	2,719,000	2,713,331
Entergy Louisiana LLC
5.83%	11/01/10		1,440,000	1,417,805
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	145,000	139,200
Midwest Generation LLC
8.30%	07/02/09		1,563,634	1,584,196
Mirant Mid Atlantic LLC A
8.62%	06/30/12		4,898,302	5,124,848
Power Contract Financing LLC
6.26%	02/01/10	[4]	3,265,303	3,308,732
Power Receivables Finance LLC
6.29%	01/01/12	[4]	1,488,691	1,541,507

Semi-Annual Report September 2008 / 22

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
6.29%	01/01/12		$1,562,598	$1,618,035
Reliant Energy, Inc.
6.75%	12/15/14		175,000	150,500
SWEPCO Capital Trust I
5.25%	10/01/43	[3]	1,500,000	1,503,570
TECO Energy, Inc.
4.80%	05/01/10	[3]	1,715,000	1,697,850
W3A Funding Corp.
8.09%	01/02/17		5,180,013	5,259,019

				46,281,744

Energy — 0.50%
AES Corp. (The)
8.75%	05/15/13	[4]	219,000	221,190
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		250,000	226,250
Chesapeake Energy Corp.
7.00%	08/15/14		250,000	235,000
Comstock Resources, Inc.
6.88%	03/01/12		150,000	136,500
Corral Finans AB (PIK)
4.29%	04/15/10	[4]	261,380	214,332
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	250,000	161,250
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	200,000	173,000
Mirant Americas Generation LLC
8.30%	05/01/11		300,000	290,250
NRG Energy, Inc.
7.38%	01/15/17		400,000	365,000
OPTI Canada, Inc.
7.88%	12/15/14		250,000	222,500
Sempra Energy Employee Stock Ownership Plan & Trust
5.78%	11/01/14	4,†	5,000,000	5,067,967
Sonat, Inc.
7.62%	07/15/11		350,000	355,962

				7,669,201

Finance — 11.84%
Bear Stearns Cos., Inc. (The) (MTN)
2.90%	08/21/09	[3]	4,027,000	3,902,829
2.90%	02/23/10	[3]	2,725,000	2,683,337
3.06%	07/16/09	[3]	7,900,000	7,864,127
Citigroup, Inc.
4.12%	02/22/10		10,530,000	9,866,927
5.30%	10/17/12		6,881,000	6,131,012
5.50%	04/11/13		11,000,000	9,610,722
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[3]	6,245,000	5,870,300
3.42%	03/24/09	[3]	8,572,000	8,368,201
5.80%	06/07/12		2,410,000	1,938,009
Countrywide Financial Corp. A (MTN)
3.33%	12/19/08	[3]	3,138,000	2,949,720
Countrywide Home Loans, Inc. (MTN)
4.12%	09/15/09		2,000,000	1,760,373
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		2,430,000	2,091,836
Credit Suisse Guernsey Ltd. 1
3.49%	05/29/49	[3]	8,000,000	5,104,560
Ford Motor Credit Co. LLC
4.36%	01/15/10	[3]	4,070,000	3,334,441
5.54%	01/13/12	[3]	20,160,000	12,700,800
7.24%	04/15/12	[3]	1,750,000	1,618,090
General Electric Capital Corp.
4.80%	05/01/13		10,000,000	9,130,130
GMAC LLC
5.01%	12/01/14	[3]	14,598,000	6,748,247
6.62%	05/15/12		2,000,000	847,282
Goldman Sachs Group LP
4.50%	06/15/10		2,075,000	1,926,943
Goldman Sachs Group, Inc. (The)
3.29%	01/12/15	[3]	2,500,000	1,629,260
5.45%	11/01/12		8,000,000	6,962,902
6.15%	04/01/18		2,500,000	2,082,315
Goldman Sachs Group, Inc. (The) (MTN) B
3.19%	07/22/15	[3]	800,000	604,000
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16		4,835,000	645,674
2.85%	12/23/08		1,500,000	200,312
8.92%	02/16/17		4,198,000	560,608
11.00%	11/07/16		6,776,000	904,878
MBNA Capital A
8.28%	12/01/26		924,000	830,414
MBNA Capital B
3.60%	02/01/27	[3]	2,721,000	2,222,262
Meridian Funding Co. LLC
2.99%	10/06/08	[3,4]	274,203	263,594
Merrill Lynch & Co., Inc. (MTN)
2.84%	10/23/08	[3]	975,000	974,409
4.61%	05/20/09	[3]	9,355,000	9,133,960
9.57%	06/06/17	[3]	5,184,000	4,215,370
Merrill Lynch & Co., Inc. C (MTN)
3.05%	02/06/09	[3]	5,670,000	5,387,137
Morgan Stanley
4.00%	01/15/10		5,000,000	4,075,000

23 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
4.25%	05/15/10		$2,880,000	$2,341,057
5.05%	01/21/11		290,000	208,922
Morgan Stanley (MTN)
5.62%	01/09/12		5,000,000	3,300,000
Pemex Finance Ltd.
8.88%	11/15/10	†	4,400,400	4,676,645
9.69%	08/15/09	†	1,199,000	1,234,636
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[3]	11,612,000	11,008,176
Wachovia Corp. (MTN)
5.50%	05/01/13		5,633,000	4,664,806
Westfield Capital Corp. Ltd.
4.38%	11/15/10	[4]	5,690,000	5,619,574
Woodbourne Capital Trust I
4.97%	04/08/49	[2,3,4]	1,000,000	590,000
Woodbourne Capital Trust II
4.81%	04/08/49	[2,3,4]	1,000,000	590,000
Woodbourne Capital Trust III
4.81%	04/08/49	[2,3,4]	1,000,000	590,000
Woodbourne Capital Trust IV
4.81%	04/08/49	[2,3,4]	1,000,000	590,000

				180,553,797

Health Care — 0.60%
Cardinal Health, Inc.
4.32%	10/02/09	[3]	1,827,000	1,796,776
Community Health Systems, Inc.
8.88%	07/15/15		250,000	238,750
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,029,949

				9,065,475

Insurance — 0.60%
Farmers Insurance Exchange
6.00%	08/01/14	[4]	1,900,000	1,620,631
Metropolitan Life Global Funding I
5.12%	04/10/13	[4]	7,780,000	7,565,583

				9,186,214

Real Estate Investment Trust (REIT) — 4.05%
Camden Property Trust
4.38%	01/15/10		2,068,000	2,005,234
CPG Partners LP
3.50%	03/15/09		400,000	394,508
8.25%	02/01/11		4,640,000	4,826,059
Duke Realty LP
5.62%	08/15/11		8,550,000	8,359,591
6.25%	05/15/13		9,000,000	8,766,576
First Industrial LP
5.25%	06/15/09		4,080,000	4,067,991
HCP, Inc.
6.45%	06/25/12		4,000,000	3,911,006
Reckson Operating Partnership LP
7.75%	03/15/09		7,750,000	7,658,403
Rouse Co. LP (The)
3.62%	03/15/09		6,655,000	5,956,225
Shurgard Storage Centers LLC
7.75%	02/22/11		1,500,000	1,568,570
Simon Property Group LP
3.75%	01/30/09		2,360,000	2,331,517
7.00%	07/15/09		3,658,000	3,635,437
7.12%	02/09/09		4,280,000	4,326,786
Weingarten Realty Investors A (MTN)
8.25%	01/22/10		3,800,000	3,931,860

				61,739,763

Secured Assets — 0.32%
Ingress I Ltd. B-A
7.38%	03/30/40	4,†	5,490,000	4,885,241

Services — 0.05%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	328,125
United Rentals North America, Inc.
6.50%	02/15/12		425,000	357,000
7.00%	02/15/14		125,000	88,125

				773,250

Transportation — 2.33%
American Airlines, Inc. 1999-1 A2
7.02%	10/15/09		1,375,000	1,323,438
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		5,615,848	5,218,520
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		1,739,742	1,513,576
Continental Airlines, Inc. 1999-2
7.06%	09/15/09		8,500,000	8,351,250
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		3,663,893	3,563,136
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11		5,759,273	5,471,310
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		7,861,000	7,251,772
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,500,000	1,387,500

Semi-Annual Report September 2008 / 24

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[6]	$1,339,424	$1,299,241
6.60%	09/01/13		161,847	160,229

				35,539,972

Total Corporates (Cost $487,271,133)				437,204,858

BANK LOANS — 1.70%*
Automotive — 0.01%
Metaldyne Corp.
7.31%	01/11/14	[7]	250,000	117,813

Communications — 0.16%
Cebridge 2nd Lien (PIK)
8.80%	05/05/14	[7]	2,538,696	2,037,303
Charter Communications, Inc. Term Loan 3rd Lien
6.26%	09/06/14	[7]	500,000	366,250
Univision Communications, Inc. 1st Lien Strip
5.12%	03/15/14	[7]	125,000	81,063

				2,484,616

Electric — 0.39%
Calpine CCFC I Term Loan
9.76%	08/26/09	[7]	5,321,990	5,308,685
TPF Generation Holdings LLC 2nd Lien
8.01%	12/15/14	[7]	250,000	217,708
TXU Energy Term Loan B3
6.44%	10/10/14	[7]	495,000	419,424

				5,945,817

Health Care — 0.57%
Carestream Health, Inc. Term Loan
8.06%	10/30/13	[7]	500,000	315,834
HCA Term Loan A
5.76%	11/18/12	[7]	9,598,387	8,441,781

				8,757,615

Insurance — 0.02%
Asurion Corp. Term Loan
5.74%	07/13/14	[7]	250,000	218,906

Materials — 0.02%
Lyondell Chemical Co.
7.00%	12/20/14	[7]	350,000	248,500

Services — 0.04%
Cengage Learning Term Loan B
6.91%	07/09/14	[7]	742,500	610,706

Transportation — 0.49%
Delta Air Lines, Inc. Term Loan 1st Lien
5.39%	05/01/12	[7]	1,485,000	1,190,475
Northwest Air Dip
4.70%	05/21/12	[7]	6,869,899	5,939,598
Swift Transportation Co., Inc. Term Loan
6.86%	05/06/14	[7]	220,930	144,157
United Air Lines, Inc.
5.46%	02/01/14	[7]	353,611	219,239

				7,493,469

Total Bank Loans (Cost $29,223,247)				25,877,442

MORTGAGE-BACKED — 48.69%**
Commercial Mortgage-Backed — 6.88%
Banc of America Commercial Mortgage, Inc. 2004-5 A2
4.18%	11/10/41		14,376,918	14,133,599
Bayview Commercial Asset Trust 2006-3A A1
3.46%	10/25/36	3,4,†	5,874,336	4,831,894
Bear Stearns Adjustable Rate Mortgage Trust 2005-4 2A3
4.45%	08/25/35	[3]	19,000,000	18,309,947
CS First Boston Mortgage Securities Corp. 2004-C2 A1
3.82%	05/15/36		8,362,228	7,951,708
CS First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		5,703,247	5,591,652
CS First Boston Mortgage Securities Corp. 2005-C4 A2
5.02%	08/15/38		16,265,000	15,950,064
Harborview Mortgage Loan Trust 2007-2 2A1A
3.37%	05/25/38	[3]	20,499,523	12,477,681
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		11,792,401	11,996,528
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[3]	13,465,997	13,623,148

				104,866,221

Non-Agency Mortgage-Backed — 21.33%
Adjustable Rate Mortgage Trust 2005-1 1A1
5.86%	05/25/35	3,†	14,358,520	11,056,060
American Home Mortgage Assets 2007-2 A1
3.33%	03/25/47	[3]	24,862,844	14,997,186
American Home Mortgage Assets 2007-4 A2
3.40%	08/25/37	3,†	22,400,000	15,455,030

25 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust 2004-2 2A
4.67%	02/25/44	[3]	$18,395,122	$15,317,613
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37		13,150,264	12,496,629
Banc of America Mortgage Securities, Inc. 2005-2 1A6
5.50%	03/25/35		18,542,208	17,132,699
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	2,4,†	1,257,777	340,683
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
3.41%	11/25/36	[3]	17,907,092	10,670,475
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
3.42%	06/25/37	[3]	20,338,932	11,937,554
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[2,4]	644,761	174,086
BlackRock Capital Finance LP 1997-R2 AP
1.30%	12/25/35	[3,4]	16,372	16,381
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[3]	9,541,589	8,072,669
Chase Mortgage Finance Corp. 2007-A2 2A3
4.70%	07/25/37	[3]	18,246,736	17,180,962
Chase Mortgage Finance Corp. 2007-S2 1A7
6.00%	03/25/37		24,152,467	24,101,252
Chevy Chase Mortgage Funding Corp. 2005-2A A1
3.39%	05/25/36	[3,4]	3,690,838	2,970,458
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		53,544	50,715
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.16%	02/25/34	[3]	259,403	209,807
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	2,8,†	8,467,139	134,367
Countrywide Alternative Loan Trust 2005-27 2A1
4.21%	08/25/35	[3]	2,619,327	1,552,287
Countrywide Alternative Loan Trust 2005-59 1A1
3.54%	11/20/35	[3]	11,293,015	7,230,534
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		16,321,867	14,976,508
Countrywide Alternative Loan Trust 2006-OA12 A2
3.40%	09/20/46	[3]	5,395,380	2,974,723
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[2]	32,302,587	842,896
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
0.00%	01/25/26	2,3,4,†	196,673	247
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
3.24%	03/19/45	[3]	4,541,009	2,952,976
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
3.80%	04/19/47	[3]	19,448,567	11,718,402
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[2,8]	10,200,019	103,594
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
2.93%	03/19/37	2,3,†	5,220,371	192,554
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
3.25%	05/19/47	2,3,†	6,207,191	217,315
Impac CMB Trust 2005-5 A1
3.53%	08/25/35	[3]	7,154,695	4,145,719
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
3.60%	12/25/34	[3]	1,145,015	749,772
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[2,8]	4,443,404	40,268
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
3.61%	11/25/34	[3]	3,266,813	2,233,783
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
6.53%	01/25/34	[3]	274,969	237,400
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
6.23%	06/25/34	[3]	463,207	332,065
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
3.93%	12/25/46	[3]	22,416,746	11,387,405
MASTR Seasoned Securities Trust 2004-1 4A1
5.58%	10/25/32	[3]	1,045,541	964,277
MASTR Seasoned Securities Trust 2005-1 4A1
5.59%	10/25/32	[3]	3,006,790	2,482,656
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		1,577,952	1,633,180
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32		3,975,506	3,617,866

Semi-Annual Report September 2008 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		$7,727,900	$7,158,409
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		16,286,585	15,697,240
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
5.38%	12/27/35	3,†	19,625,086	15,209,610
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
3.41%	10/25/36	[3]	18,537,261	11,343,708
Thornburg Mortgage Securities Trust 2007-1 A2B
2.61%	03/25/37	[3]	18,829,092	17,705,914
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
3.63%	04/25/47	[3]	17,986,491	10,350,324
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.48%	01/25/33	[3]	435,178	418,891
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
3.54%	01/25/45	[3]	1,814,209	1,123,069
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X
0.80%	06/25/46	2,8,†	326,997,172	2,248,073
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
4.33%	07/25/46	3,†	12,011,993	7,687,676
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		3,842,242	3,512,509

				325,356,476

U.S. Agency Mortgage-Backed — 20.48%
Fannie Mae 1997-76 FS
2.98%	09/17/27	[3]	74,814	72,144
Fannie Mae 2003-90 UD (IO)
5.50%	10/25/26		3,823,264	136,043
Fannie Mae 2006-77 PD
6.50%	10/25/30		20,786,803	21,335,288
Fannie Mae 2006-B2 AB
5.50%	05/25/14		11,663,150	11,839,763
Fannie Mae 2007-54 FA
3.61%	06/25/37	[3]	26,241,912	25,604,876
Fannie Mae 2007-64 FA
3.68%	07/25/37	3,†	26,491,378	25,115,475
Fannie Mae 2007-83 PA
6.00%	03/25/29		10,881,170	11,138,004
Fannie Mae FNCI (TBA)
5.00%	10/25/23		6,940,000	6,891,205
Fannie Mae Pool 555177
4.88%	01/01/33	[3]	110,383	113,633
Fannie Mae Pool 567002
8.00%	05/01/23		181,816	197,176
Fannie Mae Pool 691241
5.65%	04/01/37	[3]	9,476,402	9,548,814
Fannie Mae Pool 735686
6.50%	12/01/22		4,617,676	4,756,710
Fannie Mae Pool 745383
5.52%	12/01/35	[3]	3,894,115	3,941,142
Fannie Mae Pool 770333
5.03%	04/01/34	[3]	2,424,436	2,459,477
Fannie Mae Pool 770900
4.33%	04/01/34	[3]	1,044,306	1,057,427
Fannie Mae Pool 805256
5.91%	01/01/35	[3]	1,872,953	1,884,455
Fannie Mae Pool 817611
5.33%	11/01/35	[3]	4,651,263	4,581,805
Fannie Mae Pool 887714
6.05%	08/01/36	[3]	14,281,179	14,667,708
Fannie Mae Pool 888256
5.85%	02/01/37	[3]	12,038,675	12,214,527
Fannie Mae Pool 888412
7.00%	04/01/37		15,613,680	16,219,893
Fannie Mae Pool 889063
6.50%	11/01/37		19,141,193	19,645,893
Fannie Mae Pool 942553
5.95%	08/01/37	[3]	25,863,945	25,608,331
Fannie Mae Prepayment Link Note 2005-2 1
4.00%	02/25/10		4,081,690	4,070,992
Freddie Mac 2174 PN
6.00%	07/15/29		4,886,327	5,007,276
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		975,290	87,356
Freddie Mac 3205 PB
6.00%	08/15/29		16,145,000	16,577,654
Freddie Mac 3437 BI
1.55%	05/15/12	†	124,775,167	3,509,925
Freddie Mac 3447 AI
1.24%	03/15/12		56,180,728	1,220,779
Freddie Mac Gold A24156
6.50%	10/01/31		1,898,167	1,963,606
Freddie Mac Gold C46104
6.50%	09/01/29		60,539	62,720
Freddie Mac Gold G11707
6.00%	03/01/20		3,784,389	3,854,921
Freddie Mac Gold G13032
6.00%	09/01/22		21,863,239	22,273,175

27 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 1B1928
5.12%	08/01/34	[3]	$2,972,727	$2,991,280
Freddie Mac Non Gold Pool 1L0113
6.26%	05/01/35	[3]	2,862,754	2,969,251
Freddie Mac Non Gold Pool 1Q0196
5.91%	02/01/37	[3]	19,868,615	20,301,160
Freddie Mac Non Gold Pool 781469
4.38%	04/01/34	[3]	2,350,872	2,378,272
Freddie Mac Non Gold Pool 786781
6.40%	08/01/29	[3]	226,697	233,049
Freddie Mac Non Gold Pool 847288
4.22%	05/01/34	[3]	3,916,448	3,961,790
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,346,840	141,520
Ginnie Mae I Pool 422972
6.50%	07/15/29		74,070	76,300
Ginnie Mae II Pool 1849
8.50%	08/20/24		2,070	2,284
Ginnie Mae II Pool 2020
8.50%	06/20/25		5,268	5,813
Ginnie Mae II Pool 2286
8.50%	09/20/26		5,056	5,559
Ginnie Mae II Pool 2487
8.50%	09/20/27		23,736	26,085
Ginnie Mae II Pool 80589
5.50%	03/20/32	[3]	226,628	231,069
Ginnie Mae II Pool 80968
5.63%	07/20/34	[3]	1,348,508	1,363,764

				312,345,389

Total Mortgage-Backed (Cost $836,298,579)				742,568,086

Total Bonds – 101.61% (Cost $1,774,526,478)				1,549,558,513

Issues			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.30%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			128,837	2,559,605

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			$16,998	$2,089,222

Total Purchased Swaptions (Cost $1,394,654)				4,648,827

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 3.40%
Money Market Fund — 0.01%
Goldman Sachs Group, Inc. (The), 2.39%			220,000	220,000

U.S. Agency Discount Notes — 2.82%
Federal Home Loan Bank
2.05%[9]	10/10/08		$8,910,000	8,905,434
2.30%[9]	10/28/08		12,795,000	12,772,929
2.31%[9]	12/21/08	[10]	125,000	124,381
2.41%[9]	10/28/08		9,785,000	9,767,387
2.67%[9]	12/12/08	[10]	202,000	201,000
3.17%[9]	12/18/08		4,950,000	4,923,458
Freddie Mac
2.45%[9]	10/22/08		6,285,000	6,276,018

				42,970,607

U.S. Treasury Bills — 0.57%
0.02%[9]	10/23/08		7,094,000	7,093,913
0.02%[9]	10/23/08		1,025,000	1,024,894
1.53%[9]	10/16/08	[10]	50,000	49,968
1.56%[9]	10/16/08	[10]	390,000	389,746
1.58%[9]	10/16/08	[10]	105,000	104,931
1.58%[9]	10/16/08	[10]	40,000	39,974

				8,703,426

Total Short Term Investments (Cost $51,886,764)				51,894,033

Total Investments – 105.31% (Cost $1,827,807,896)[1]				1,606,101,373

Liabilities in Excess of Other Assets – (5.31)%				(81,025,607)

Net Assets – 100.00%				$1,525,075,766

Semi-Annual Report September 2008 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	$(64,000)	$(1,394,624)	$(4,120,442)

Total Written Swaptions		$(1,394,624)	$(4,120,442)

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
741	U.S. Treasury Two Year Note, December 2008	$(323,460)

	Net unrealized depreciation	$(323,460)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98 % semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$31,480	$(249,547)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.04 % semi-annually. Counterparty: Citigroup, Inc.
	12/15/10	65,330	1,499,454
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.94% quarterly. Counterparty: CS First Boston
	12/15/10	93,360	1,927,312
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.95% quarterly. Counterparty: Barclays Capital, Inc.
	12/15/10	79,400	1,652,400
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.95% quarterly. Counterparty: Merrill Lynch & Co., Inc.
	12/15/10	44,060	916,937
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% quarterly. Counterparty: CS First Boston
	06/03/11	109,730	933,074
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.23% semi-annually. Counterparty: Citigroup, Inc.
	06/10/11	49,880	435,268
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42% quarterly. Counterparty: CS First Boston
	06/11/11	49,880	610,036
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.21% semi-annually. Counterparty: Citigroup, Inc.
	06/11/11	83,130	687,566
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.02% semi-annually. Counterparty: Merrill Lynch & Co., Inc
	06/13/11	30,000	642,390
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.03% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/11	102,630	98,925
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	5,900	601,218
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	6,000	635,997
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.96% semi-annually. Counterparty: CS First Boston
	06/03/19	26,730	(726,433)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.06% semi-annually. Counterparty: Citigroup, Inc.
	06/10/19	12,150	(418,179)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Citigroup, Inc.
	06/11/19	20,250	(557,145)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.00% semi-annually. Counterparty: CS First Boston
	06/11/19	12,150	(362,815)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/19	25,000	(23,594)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	7,000	(41,001)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	3,320	(209,703)

			$8,052,160

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	4,250	154,733

29 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	$4,500	$219,941

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	1,450	29,158

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	4,995	1,214,509

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	3,200	(152,653)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	1,000	(51,310)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	2,275	(119,193)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	3,600	(183,419)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	2,350	72,481

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	2,350	74,259

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	2,050	(28,795)

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	4,700	(57,536)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	3,200	(44,949)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	850	23,789

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	2,725	94,295

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	4,150	127,737

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	2,725	81,792

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	1,250	14,209

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	1,375	16,703

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	4,250	41,675

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	2,750	26,966

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	4,250	191,185

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	850	36,102

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	2,750	59,401

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	4,250	202,816

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	2,800	87,241

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,850	52,116

Semi-Annual Report September 2008 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	$900	$(6,983)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	900	(6,983)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	4,950	330,705

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	1,900	(157,152)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.

	06/20/13	1,600	15,828

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	275	(491)

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	4,000	207,023

The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

	12/20/14	2,000	337,661

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	1,900	(171,210)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	1,800	(24,626)

			$2,707,025

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston

	03/20/09	6,750	(113,461)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	2,010	(1,771,910)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	11,630	(5,572,031)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	2,015	(1,776,318)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	2,000	(958,217)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	3,700	(1,772,523)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	6,600	(3,162,116)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	3,200	(1,533,147)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	5,600	(2,683,007)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	7,500	(3,701,451)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	6,100	(3,008,943)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	4,000	(1,974,107)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	4,250	(2,097,489)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	4,000	(1,974,107)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	6,000	(2,961,161)

31 / Semi-Annual Report September 2008

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	$2,015	$(1,769,264)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	6,500	(5,707,304)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	2,020	(1,773,654)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	5,000	(1,559,940)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	4,400	(3,386,359)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	6,000	(4,617,762)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	4,200	(3,232,434)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	3,500	(2,693,695)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	3,300	(2,539,769)

			$(62,340,169)

Notes:
[1]	Cost for Federal income tax purposes is $1,828,187,171 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$11,170,355
Gross unrealized depreciation	(233,256,153)

Net unrealized (depreciation)	$(222,085,798)

[2]	Illiquid security.
[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $119,449,099 representing 7.83% of total net assets.

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Expected maturity date.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 5.74%, 07/13/14	$247,936	$218,906	0.02%
05/02/08	Calpine CCFC I Term Loan, 9.76%, 08/26/09	5,350,674	5,308,685	0.35%
06/01/07	Carestream Health, Inc. Term Loan, 8.06%, 10/30/13	505,469	315,834	0.02%
04/05/07	Cebridge 2nd Lien (PIK), 8.80%, 05/05/14	2,580,205	2,037,303	0.13%
06/27/07	Cengage Learning Term Loan B, 6.91%, 07/09/14	736,355	610,706	0.04%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 6.26%, 09/06/14	502,562	366,250	0.02%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 5.39%, 05/01/12	1,485,000	1,190,475	0.08%
10/10/07	HCA Term Loan A, 5.76%, 11/18/12	9,242,125	8,441,781	0.55%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	6,670,041	5,939,598	0.39%
06/14/07	Swift Transportation Co., Inc. Term Loan, 6.86%, 05/06/14	220,930	144,157	0.01%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 8.01%, 12/15/14	240,690	217,708	0.01%
02/01/07	United Air Lines, Inc., 5.46%, 02/01/14	353,611	219,239	0.02%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 5.12%, 03/15/14	116,835	81,063	0.01%

		$28,252,433	$25,091,705	1.65%

[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $183,417,939 which is 12.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

Semi-Annual Report September 2008 / 32

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.34%
ASSET-BACKED SECURITIES — 10.00%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$9,701	$9,576
Bayview Financial Acquisition Trust 2005-A A1
4.21%	02/28/40	2,3,†	1,500,000	1,245,646
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
4.21%	12/28/40	2,3,†	1,500,000	1,245,000
Bear Stearns Asset Backed Securities Trust 2007-2 A1
3.40%	01/25/47	[2]	229,333	217,286
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	3,†	650,000	565,168
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
3.39%	03/25/37	[2]	1,376,500	867,868
Conseco Finance 2001-D A5
6.19%	11/15/32	[2]	217,893	214,851
Conseco Finance 2002-A A5 (STEP)
7.05%	04/15/32		261,862	255,166
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	322,553	295,467
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	187,057	181,815
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
3.27%	04/25/37	[2]	970,484	870,102
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1
3.44%	12/25/37	[2]	2,500,000	459,339
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		79	58
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		828,802	794,164
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
3.49%	07/20/36	[2]	150,000	110,355
HFC Home Equity Loan Asset Backed Certificates 2007-2 M1
3.50%	07/20/36	[2]	500,000	328,112
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		727,173	669,700
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		240,910	221,078
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	41,962	40,132
MASTR Asset Backed Securities Trust 2006-WMC3 A4
3.37%	08/25/36	[2]	740,000	337,258
MASTR Asset Backed Securities Trust 2007-HE1 A1
3.29%	05/25/37	[2]	839,245	784,161
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
3.46%	06/25/37	[2]	1,500,000	706,171
Mid-State Trust 11 A1
4.86%	07/15/38		1,375,640	1,261,978
Mid-State Trust 2004-1 A
6.00%	08/15/37		358,401	328,339
Mid-State Trust 2004-1 B
8.90%	08/15/37		261,908	228,982
Mid-State Trust 2005-1 M2
7.08%	01/15/40		329,760	260,875
Morgan Stanley ABS Capital I 2006-HE6 A2B
3.31%	09/25/36	[2]	270,000	242,881
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	201,881	154,091
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	240,528	191,911
Oakwood Mortgage Investors, Inc. 2002-B A1
2.72%	05/15/13	[2]	43,881	33,982
Option One Mortgage Loan Trust 2007-6 2A4
3.46%	07/25/37	[2]	1,200,000	565,960
Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)
3.87%	07/25/33		40,000	39,245
Resmae Mortgage Loan Trust 2006-1 A1B
3.48%	02/25/36	[2,3]	169,684	125,234
SG Mortgage Securities Trust 2006-FRE1 A1B
3.48%	02/25/36	[2]	133,587	112,928
Soundview Home Equity Loan Trust 2007-OPT1 2A2
3.36%	06/25/37	[2]	1,122,000	876,372
Soundview Home Equity Loan Trust 2007-OPT3 2A2
3.34%	08/25/37	[2]	1,045,000	745,053
Structured Asset Receivables Trust 2003-1
3.29%	01/21/10	2,3,†	193,572	179,054
SVO VOI Mortgage Corp. 2003-AA A
3.95%	02/20/19	[3]	97,443	91,625
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3]	62,680	56,940
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	3,657	2,387

33 / Semi-Annual Report September 2008

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
UCFC Home Equity Loan 1998-D MF1
6.90%	04/15/30		$118,429	$111,808

Total Asset-Backed Securities (Cost $17,334,631)				16,028,118

CORPORATES — 19.86%*
Banking — 4.66%
ANZ National International Ltd.
6.20%	07/19/13	[3]	600,000	596,232
Bank of America Corp.
8.00%	12/29/49	[2]	600,000	475,837
8.13%	12/29/49	[2]	500,000	404,595
Banponce Trust I A
8.33%	02/01/27		500,000	464,482
Credit Suisse/New York
5.00%	05/15/13		700,000	649,336
Deutsche Bank AG/London
4.88%	05/20/13		750,000	717,110
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	92,039
HBOS PLC
5.92%	09/29/49	[2,3]	775,000	457,641
6.75%	05/21/18	[3]	595,000	499,727
JPMorgan Chase & Co. 1
7.90%	12/31/49	[2]	380,000	320,770
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	460,000	436,494
8.75%	11/28/21	[2]	257,000	249,419
JPMorgan Chase Capital XIII M
4.71%	09/30/34	[2]	1,025,000	792,426
National Australia Bank Ltd.
5.35%	06/12/13	[3]	1,000,000	896,578
Nationsbank Capital Trust III
3.34%	01/15/27	[2]	600,000	424,139

				7,476,825

Communications — 0.41%
Qwest Corp.
5.62%	11/15/08		489,000	486,555
7.88%	09/01/11		175,000	168,875

				655,430

Electric — 1.52%
Cedar Brakes II LLC
9.88%	09/01/13	[3]	444,312	483,742
Entergy Louisiana LLC
5.83%	11/01/10		698,000	687,242
Power Receivables Finance LLC
6.29%	01/01/12		322,022	333,446
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	449,089
Southwestern Electric Power Co.
6.45%	01/15/19		513,000	483,538

				2,437,057

Energy — 0.20%
Southern Union Co.
7.20%	11/01/66	[2]	435,000	321,642

Finance — 7.04%
Capital One Financial Corp. (MTN)
5.70%	09/15/11		780,000	691,175
Citigroup, Inc.
4.12%	02/22/10		470,000	440,404
5.30%	10/17/12		300,000	267,302
5.50%	04/11/13		420,000	366,955
6.50%	08/19/13		800,000	711,730
8.40%	04/30/49	[2]	670,000	456,880
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[2]	200,000	188,000
3.42%	03/24/09	[2]	525,000	512,518
5.80%	06/07/12		570,000	458,367
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		425,000	365,856
Credit Suisse Guernsey Ltd. 1
3.49%	05/29/49	[2]	750,000	478,552
Ford Motor Credit Co. LLC
5.54%	01/13/12	[2]	300,000	189,000
7.25%	10/25/11		416,000	264,692
8.62%	11/01/10		319,000	226,305
General Electric Capital Corp.
4.80%	05/01/13		775,000	707,585
GMAC LLC
5.01%	12/01/14	[2]	400,000	184,909
6.62%	05/15/12		600,000	254,185
6.88%	09/15/11		474,000	211,606
Goldman Sachs Group, Inc. (The)
2.98%	02/06/12	[2]	200,000	155,361
5.12%	01/15/15		750,000	619,882
6.15%	04/01/18		600,000	499,755
Goldman Sachs Group, Inc. (The) (MTN) B
3.19%	07/22/15	[2]	100,000	75,500
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16		452,000	60,361
8.92%	02/16/17		260,000	34,721
11.00%	11/07/16		502,000	67,038
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10		271,000	36,190

Semi-Annual Report September 2008 / 34

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Merrill Lynch & Co., Inc. (MTN)
2.62%	05/18/17	[2]	$380,000	$305,672
8.68%	05/02/17	[2]	480,000	366,312
9.57%	06/06/17	[2]	272,000	221,177
Morgan Stanley
4.00%	01/15/10		575,000	468,625
4.25%	05/15/10		570,000	463,334
6.75%	04/15/11		55,000	40,728
Pemex Finance Ltd.
8.88%	11/15/10	†	225,000	239,125
Wachovia Bank NA
6.00%	11/15/17		625,000	465,625
Wachovia Corp. (MTN)
5.50%	05/01/13		230,000	190,468

				11,285,895

Health Care — 0.45%
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	727,104

Insurance — 1.17%
Allied World Assurance Co. Holdings Ltd.
7.50%	08/01/16		244,000	215,589
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		375,000	371,250
Metropolitan Life Global Funding I
5.12%	04/10/13	[3]	550,000	534,842
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	440,000	356,258
Stingray Pass-Through Trust
5.90%	01/12/15	[3,4]	225,000	29,250
ZFS Finance USA Trust I
6.15%	12/15/65	[2,3]	500,000	363,280

				1,870,469

Materials — 0.25%
Barrick Gold Finance Co. LLC (MTN)
6.12%	09/15/13		410,000	403,350

Real Estate Investment Trust (REIT) — 2.85%
Colonial Realty LP
4.75%	02/01/10		586,000	566,605
CPG Partners LP
8.25%	02/01/11		630,000	655,262
8.62%	08/17/09		760,000	772,490
Duke Realty LP
6.25%	05/15/13		790,000	769,510
HCP, Inc.
7.07%	06/08/15		160,000	143,769
HCP, Inc. (MTN)
5.95%	09/15/11		800,000	755,477
Prime Property Fund, Inc.
5.60%	06/15/11	[3]	206,000	206,329
WEA Finance LLC
7.12%	04/15/18	[3]	775,000	697,885

				4,567,327

Transportation — 1.31%
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		297,531	258,852
Continental Airlines, Inc. 1999-2 A1
7.26%	03/15/20		398,966	356,077
Continental Airlines, Inc. A
5.98%	04/19/22		123,000	99,169
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		117,410	114,181
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		650,000	599,625
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		400,000	370,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		246,220	214,211
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[5]	73,531	71,325
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13		15,443	15,212

				2,098,652

Total Corporates (Cost $37,246,226)				31,843,751

BANK LOANS — 0.86%*
Electric — 0.47%
Calpine CCFC I Term Loan
9.76%	08/26/09	[6]	746,073	744,208

Health Care — 0.39%
HCA Term Loan A
5.76%	11/18/12	[6]	718,347	631,786

Total Bank Loans (Cost $1,449,499)				1,375,994

MORTGAGE-BACKED — 53.44%**
Commercial Mortgage-Backed — 6.28%
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		1,305,000	1,309,531

35 / Semi-Annual Report September 2008

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		$470,000	$419,768
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[2]	460,000	383,082
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		370,000	321,575
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	1,300,000	1,166,362
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		505,000	428,024
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
6.07%	04/15/45	[2]	340,000	308,248
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.94%	02/12/49	[2]	1,605,000	1,433,733
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		290,000	241,694
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		996,172	1,013,416
Morgan Stanley Capital I 2006-HQ8 A4
5.56%	03/12/44	[2]	1,605,000	1,436,009
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		470,000	401,594
Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1
3.48%	08/25/35	[2]	1,833,458	1,207,853

				10,070,889

Non-Agency Mortgage-Backed — 6.07%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	970,972	754,610
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		197,891	186,840
Chevy Chase Mortgage Funding Corp. 2004-1A A1
3.49%	01/25/35	[2,3]	441,867	392,860
Chevy Chase Mortgage Funding Corp. 2005-2A A1
3.39%	05/25/36	[2,3]	487,180	392,092
Countrywide Alternative Loan Trust 2003-3T1 A2
4.50%	05/25/33		1,072,613	1,051,393
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	4,7,†	618,394	9,813
Countrywide Alternative Loan Trust 2005-27 2A1
4.21%	08/25/35	[2]	397,434	235,530
Countrywide Alternative Loan Trust 2005-27 3A2
3.96%	08/25/35	[2]	40,750	22,413
Countrywide Alternative Loan Trust 2005-72 A1
3.48%	01/25/36	[2]	1,073,850	677,097
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[4]	2,566,250	66,963
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.07%	08/25/34	[2]	737,696	630,333
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		145,474	144,366
First Horizon Asset Securities, Inc. 2003-10 2A1
4.75%	01/25/19		668,422	648,966
First Union Commercial Mortgage Trust 1999-C1 A2
6.07%	10/15/35		60,661	60,514
GS Mortgage Securities Corp. II 2006-GG8 A4
5.56%	11/10/39		935,000	847,214
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[4,7]	724,270	7,356
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[4,7]	316,726	2,870
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.45%	10/25/34	[2]	230,613	207,208
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
3.61%	11/25/34	[2]	83,055	56,791
Lehman XS Trust 2007-12N 1A3A
3.41%	07/25/47	[2]	4,500,000	1,107,143
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		229,631	212,692
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		95,704	95,536
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		115,774	119,826

Semi-Annual Report September 2008 / 36

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust 2004-IP2 2A1
5.23%	12/25/34	[2]	$149,550	$127,791
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
3.63%	04/25/47	[2]	974,158	560,579
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.48%	01/25/33	[2]	24,819	23,890
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		109,732	103,582
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		1,144,650	982,074

				9,728,342

U.S. Agency Mortgage-Backed — 41.09%
Fannie Mae 1993-225 SG
13.23%	12/25/13	[2]	192,737	223,170
Fannie Mae 1993-80 S
6.75%	05/25/23	[2]	37,255	36,693
Fannie Mae 1994-55 S
14.97%	12/25/23	[2]	11,720	11,974
Fannie Mae 2001-52 YZ
6.50%	10/25/31		754,640	766,014
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		140,704	8,599
Fannie Mae 2006-B2 AB
5.50%	05/25/14		829,054	841,608
Fannie Mae 2007-64 FA
3.68%	07/25/37	2,†	2,128,771	2,018,208
Fannie Mae FNCL (TBA)
5.00%	10/25/38		1,175,000	1,145,074
5.50%	10/25/38		14,675,000	14,636,023
Fannie Mae Pool 253974
7.00%	08/01/31		44,805	46,900
Fannie Mae Pool 254868
5.00%	09/01/33		1,993,980	1,949,502
Fannie Mae Pool 527247
7.00%	09/01/26		206	217
Fannie Mae Pool 545646
7.00%	09/01/26		128	136
Fannie Mae Pool 549740
6.50%	10/01/27		118,504	121,907
Fannie Mae Pool 701297
6.61%	03/01/33	[2]	79,017	80,152
Fannie Mae Pool 725027
5.00%	11/01/33		1,923,936	1,878,768
Fannie Mae Pool 725425
5.50%	04/01/34		1,939,335	1,937,441
Fannie Mae Pool 735224
5.50%	02/01/35		1,940,301	1,940,935
Fannie Mae Pool 735686
6.50%	12/01/22		350,520	361,074
Fannie Mae Pool 735861
6.50%	09/01/33		499,982	517,309
Fannie Mae Pool 764388
4.95%	03/01/34	[2]	451,917	443,215
Fannie Mae Pool 770284
5.00%	04/01/34		2,050,286	2,002,152
Fannie Mae Pool 770869
4.52%	04/01/34	[2]	641,366	649,140
Fannie Mae Pool 776708
5.00%	05/01/34		1,155,188	1,128,338
Fannie Mae Pool 817611
5.33%	11/01/35	[2]	351,776	346,523
Fannie Mae Pool 888430
5.00%	11/01/33		1,536,581	1,500,508
Fannie Mae Pool 889125
5.00%	12/01/21		1,869,596	1,866,894
Fannie Mae Pool 889184
5.50%	09/01/36		1,854,168	1,852,357
Fannie Mae Pool 895606
5.74%	06/01/36	[2]	800,830	807,889
Fannie Mae Pool 939419
5.63%	05/01/37	[2]	1,067,174	1,085,985
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	16,176
Freddie Mac 2174 PN
6.00%	07/15/29		356,522	365,347
Freddie Mac 2451 SP
11.47%	05/15/09	[2]	40,196	40,860
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		227,580	20,384
Freddie Mac Gold A25162
5.50%	05/01/34		1,703,124	1,697,602
Freddie Mac Gold A33262
5.50%	02/01/35		200,159	200,038
Freddie Mac Gold A72702
5.50%	02/01/38		1,775,167	1,767,192
Freddie Mac Gold G01548
7.50%	07/01/32		1,142,826	1,248,906
Freddie Mac Gold G01644
5.50%	02/01/34		1,684,112	1,680,452
Freddie Mac Gold G01673
5.50%	04/01/34		87,558	87,592

37 / Semi-Annual Report September 2008

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G02366
6.50%	10/01/36		$1,153,730	$1,187,036
Freddie Mac Gold G03436
6.00%	11/01/37		2,326,905	2,357,446
Freddie Mac Gold G03640
5.50%	12/01/37		1,739,327	1,731,742
Freddie Mac Gold G04079
5.50%	03/01/38		1,961,429	1,952,875
Freddie Mac Gold G12393
5.50%	10/01/21		2,083,573	2,099,200
Freddie Mac Gold G12909
6.00%	11/01/22		1,470,166	1,498,191
Freddie Mac Gold G13032
6.00%	09/01/22		1,709,031	1,741,075
Freddie Mac Gold J06246
5.50%	10/01/21		1,436,672	1,450,154
Freddie Mac Non Gold Pool 1B3413
5.93%	05/01/37	[2]	1,390,999	1,417,459
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		152,114	15,983
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		22,255	45
Ginnie Mae 2004-8 SE
7.44%	11/26/23	[2]	228,587	230,377
Ginnie Mae G2SF (TBA)
6.50%	10/15/38		1,125,000	1,150,488
Ginnie Mae GNSF (TBA)
5.50%	10/15/38		615,000	615,673
6.00%	10/15/38		980,000	993,322
Ginnie Mae II Pool 80968
5.63%	07/20/34	[2]	105,535	106,729

				65,877,049

Total Mortgage-Backed (Cost $89,156,394)				85,676,280

MUNICIPAL BONDS — 1.40%*
Georgia — 0.05%
Metropolitan Atlanta Rapid Transit Authority, Transit Improvements Revenue Bonds, Pre-Refunded 01/01/13 @ 100 (MBIA)
5.00%	07/01/28		75,000	80,008

Massachusetts — 0.68%
Commonwealth of Massachusetts, Consolidated Loans, G.O., Series E, Pre-Refunded 01/01/13 @ 100 (MBIA-IBC)
5.38%	01/01/17		170,000	182,461
Commonwealth of Massachusetts, G.O., Pre-Refunded 01/01/13 @ 100 (XLCA-ICR)
5.25%	01/01/17		245,000	258,789
Commonwealth of Massachusetts, Miscellaneous Taxes G.O., Series E, Pre-Refunded 01/01/13 @ 100 (FSA)
5.25%	01/01/18		215,000	229,708
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 03/01/12 @ 100 (FSA)
5.50%	03/01/19		260,000	275,972
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 08/01/14 @ 100 (AMBAC)
5.00%	08/01/22		140,000	146,909

				1,093,839

South Carolina — 0.10%
Greenville County School District, School Improvements Revenue Bonds, Pre-Refunded 12/01/12 @ 101 OID
5.50%	12/01/28		150,000	164,649

Texas — 0.57%
County of Galveston, Public Improvements G.O., Series C, Pre-Refunded 02/01/13 @ 100 OID (AMBAC)
5.00%	02/01/28		240,000	254,825
County of Harris, Flood Control District Contract G.O., Series B, Refunded 10/01/13 @ 100
5.25%	10/01/20		365,000	395,777
5.25%	10/01/20		30,000	32,529
North Texas Tollway Authority, Highway Improvements Revenue Bonds, Series A, Pre-Refunded 01/01/15 @ 100 (FSA)
5.00%	01/01/30		215,000	226,156

				909,287

Total Municipal Bonds (Cost $2,279,851)				2,247,783

U.S. AGENCY SECURITIES — 4.38%
U.S. Agency Securities — 4.38%
Fannie Mae
6.12%	03/15/12		2,253,000	2,433,218
Federal Home Loan Bank
5.75%	05/15/12		760,000	807,391
Freddie Mac
5.12%	07/15/12		885,000	926,546
5.50%	08/20/12		2,693,000	2,855,703

				7,022,858

Total U.S. Agency Securities (Cost $7,006,256)				7,022,858

Semi-Annual Report September 2008 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 7.40%
U.S. Treasury Notes — 7.40%
2.50%	03/31/13		$3,667,000	$3,609,417
2.00%	01/15/16	[8]	1,443,000	1,580,070
3.38%	07/31/13		1,293,000	1,316,941
4.88%	08/15/16		4,947,000	5,356,290

				11,862,718

Total U.S. Treasury Securities (Cost $11,843,501)				11,862,718

Total Bonds – 97.34% (Cost $166,316,358)				156,057,502

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.06%
U.S. Government — 0.06%
U.S. Long Bond (CBT), Put Strike $118, expires 11/21/08
			30	94,219

Total Put Options Purchased (Cost $47,877)				94,219

Issues			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.18%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			$8,052	159,969

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			1,062	130,530

Total Purchased Swaptions (Cost $87,151)				290,499

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 18.63%
Commercial Paper — 3.67%
BNP Paribas Finance, Inc.
3.99%[9]	10/09/08		$2,775,000	$2,772,540
General Electric Capital Corp.
1.75%[9]	10/01/08		1,740,000	1,740,000
2.31%[9]	10/23/08		285,000	284,599
National Rural Utilities Co.
3.01%[9]	10/10/08		1,090,000	1,089,183

				5,886,322

Money Market Fund — 0.45%
Goldman Sachs Group, Inc. (The), 2.39%			725,000	725,000

U.S. Agency Discount Notes — 14.13%
Fannie Mae
0.21%[9]	10/14/08		13,794,000	13,792,954
Federal Home Loan Bank
2.05%[9]	10/17/08		1,045,000	1,044,048
2.17%[9]	12/17/08		2,697,000	2,682,722
2.41%[9]	12/18/08		1,100,000	1,094,102
2.45%[9]	10/27/08		1,320,000	1,317,674
2.48%[9]	10/29/08		975,000	973,168
2.56%[9]	12/05/08		575,000	572,430
3.17%[9]	12/18/08		280,000	278,499
Freddie Mac
2.41%[9]	10/20/08	[10]	895,000	893,866

				22,649,463

U.S. Treasury Bills — 0.38%
U.S. Treasury Bills
0.17%[9]	10/23/08		525,000	524,945
1.44%[9]	10/16/08	[10]	76,000	75,948

				600,893

Total Short Term Investments (Cost $29,863,162)				29,861,678

Total Investments – 116.21% (Cost $196,314,548)[1]				186,303,898

Liabilities in Excess of Other Assets – (16.21)%				(25,986,680)

Net Assets – 100.00%				$160,317,218

Issues	Contracts		Premiums Received	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $122, expires 11/21/08	(20)		$(15,582)	$(20,625)

39 / Semi-Annual Report September 2008

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN (continued)
U.S. Long Bond (CBT), Call Strike $123, expires 11/21/08	(20)	$(14,019)	$(16,875)

Total Call Options Written		$(29,601)	$(37,500)

Issues	Contracts	Premiums Received	Value
WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Strike $116, expires 11/21/08	(30)	$(28,997)	$(64,687)

Total Written Put Options		$(28,997)	$(64,687)

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	(4,000)	$(87,163)	$(257,528)

Total Written Swaptions		$(87,163)	$(257,528)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
48	U.S. Treasury Five Year Note, December 2008	$18,102

	Net unrealized appreciation	$18,102

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
10	U.S. Treasury Two Year Note, December 2008	$18,146

	Net unrealized appreciation	$18,146

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98 % semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$3,267	$(25,898)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.04 % semi-annually. Counterparty: Citigroup, Inc.
	12/15/10	780	17,902
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.94% quarterly. Counterparty: CS First Boston
	12/15/10	$1,340	$27,663
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.95% quarterly. Counterparty: Merrill Lynch & Co., Inc.
	12/15/10	1,880	39,125
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	540	31,144
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	555	33,659
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% quarterly. Counterparty: CS First Boston
	06/03/11	9,480	80,612
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.23% semi-annually. Counterparty: Citigroup, Inc.
	06/10/11	4,310	37,610
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.21% semi-annually. Counterparty: Citigroup, Inc.
	06/11/11	7,180	59,385
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42% quarterly. Counterparty: CS First Boston
	06/11/11	4,310	52,712
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.03% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/11	10,630	10,246
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	767	(17,922)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	1,523	(16,887)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.96% semi-annually. Counterparty: CS First Boston
	06/03/19	2,310	(62,778)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.06% semi-annually. Counterparty: Citigroup, Inc.
	06/10/19	1,050	(36,139)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.00% semi-annually. Counterparty: CS First Boston
	06/11/19	1,050	(31,354)

Semi-Annual Report September 2008 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Citigroup, Inc.
	06/11/19	$1,750	$(48,148)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/19	2,590	(2,444)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	500	(2,929)

			$145,559

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	250	9,102

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	250	12,219

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	150	3,016

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	440	106,984

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	135	(6,440)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	40	(2,052)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	90	(4,715)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	135	(6,878)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	325	41,073

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	175	5,397

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	$175	$5,530

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	135	(1,896)

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	300	(3,673)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	190	(2,669)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	75	2,099

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	175	6,056

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	275	8,464

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	175	5,253

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	100	1,137

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	75	911

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	275	2,697

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	175	1,716

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	325	14,620

41 / Semi-Annual Report September 2008

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	$50	$2,124

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	150	3,240

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	175	5,453

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	120	3,380

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	250	10,994

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	75	(582)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	75	(582)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	375	25,053

The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Deutsche Bank AG

	03/20/13	125	(5,184)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	225	(18,610)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.

	06/20/13	80	791

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	200	(357)

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	250	12,939

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	150	(2,052)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	225	(20,275)

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 4, due 02/17/51. Counterparty: Citigroup, Inc.

	02/17/49	535	49,936

			$264,219

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston

	03/20/09	500	(8,405)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	110	(96,970)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	755	(361,727)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	105	(92,562)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	1,500	(718,663)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	580	(277,883)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	180	(86,240)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	900	(431,198)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	1,000	(493,527)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	250	(123,382)

Semi-Annual Report September 2008 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	$350	$(172,734)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	200	(98,705)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	150	(74,029)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	500	(246,763)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	105	(92,195)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	375	(329,268)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	210	(184,390)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	225	(70,197)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	300	(230,888)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	350	(269,369)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	350	(269,369)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	250	(192,407)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	200	(153,925)

			$(5,074,796)

Notes:

[1]	Cost for Federal income tax purposes is $196,498,791 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$997,345
Gross unrealized depreciation	(11,192,238)

Net unrealized (depreciation)	$(10,194,893)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $9,843,021 representing 6.14% of total net assets.

[4]	Illiquid security.
[5]	Expected maturity date.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/09/08	Calpine CCFC I Term Loan, 9.76%, 08/26/09	$749,498	$744,208	0.47%
10/22/07	HCA Term Loan A, 5.76%, 11/18/12	700,001	631,786	0.39%

		$1,449,499	$1,375,994	0.86%

[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $5,797,481 which is 3.62% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): Americian Municipal Bond Insurance

(CBT): Chicago Board of Trade

(FGIC): Financial Guaranty Insurance Corp.

(FSA): Financial Security Assurance

(G.O.): General Obligation

(IBC): Insured Bond Certificate

(ICR): Insured Capital Receipts

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MBIA): Municipal Bond Insurance Association

(MTN): Medium term note

(OID): Original Issue Discount

(STEP): Step coupon bond

43 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS —102.50%
ASSET-BACKED SECURITIES — 5.82%**
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	$16,027	$4,678
Asset Backed Funding Certificates 2006-HE1 A2D
3.43%	01/25/37	[3]	18,144,000	9,702,504
Asset Backed Funding Certificates 2006-OPT2 A3D
3.43%	10/25/36	[3]	8,375,000	3,894,551
Asset Backed Funding Certificates 2007-WMC1 A2B
4.21%	06/25/37	[3]	41,977,000	22,733,190
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
4.49%	08/15/33	[3]	6,028,380	4,558,697
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		9,436,996	8,385,658
Bear Stearns Asset Backed Securities Trust 2007-2 A1
3.40%	01/25/47	[3]	2,579,992	2,444,469
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	4,†	2,205,000	1,917,224
BNC Mortgage Loan Trust 2007-1 A3
3.31%	03/25/37	[3]	12,881,000	9,804,458
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M3B
4.21%	07/25/37	3,†	3,090,000	559,515
Conseco Finance 2001-C A5 (STEP)
7.29%	08/15/33		6,217,766	6,114,506
Countrywide Asset-Backed Certificates 2007-6 2A1
3.31%	09/25/37	[3]	13,934,138	13,066,944
Embarcadero Aircraft Securitization Trust 2000-A A1
2.97%	08/15/25	3,4,†	1,619,568	1,068,984
First Union Home Equity Loan Trust 1997-3 B
7.38%	03/25/29		156,752	23,524
Genesis Funding Ltd. 2006-1A G1
3.27%	12/19/32	3,4,†	12,600,000	8,947,082
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.92%	05/15/35	[2,3]	42,885,481	1,393,770
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		28,350,000	27,677,427
GMAC Commercial Mortgage Securities, Inc. 2004-C3 A4
4.55%	12/10/41		435,000	410,267
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		381,586	306,466
IndyMac Residential Asset Backed Trust 2007-A 2A4A
3.53%	04/25/47	[3]	6,256,000	2,780,187
Inman Square Funding Ltd. 2005-2A I
3.24%	10/06/40	2,3,4,†	3,526,075	1,480,952
Keystone Owner Trust 1998-P2 A5 (STEP)
7.90%	01/25/29	[4]	838,346	835,901
Lehman XS Trust 2006-GP1 A4A
3.54%	05/25/46	[2,3]	33,795,679	8,350,622
Long Beach Mortgage Loan Trust 2006-11 2A4
3.44%	12/25/36	[3]	11,750,000	5,259,656
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2C
3.46%	04/25/37	[3]	14,700,000	8,232,000
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	36,173,612	32,827,553
Nomura Asset Acceptance Corp. 2006-S1 A1
3.35%	01/25/36	[3,4]	740,352	637,812
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	348,766	278,271
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[3]	2,505,541	2,091,656
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	1,258,115	1,074,901
PAMCO CLO 1998-1A B2
4.15%	05/01/10	3,4,†	2,215,778	1,939,188
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		5,810,000	5,155,523
Popular ABS Mortgage Pass-Through Trust 2007-A A3
3.52%	06/25/47	[3]	21,277,500	13,011,706
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	2,4,†	3,702,916	299,419
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		244,291	191,479
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		676,715	590,050
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		371,335	325,678
Resmae Mortgage Loan Trust 2006-1 A1B
3.48%	02/25/36	[3,4]	6,384,896	4,712,335
Saxon Asset Securities Trust 2007-1 A2C
3.36%	01/25/47	[3]	8,135,000	5,476,342

Semi-Annual Report September 2008 / 44

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
3.34%	05/25/37	[3]	$26,575,726	$24,774,662
SG Mortgage Securities Trust 2006-FRE1 A1B
3.48%	02/25/36	[3]	4,646,956	3,928,327
Signature 5 CBO
4.00%	10/15/09	2,†	2,000,000	200,086
Soundview Home Equity Loan Trust 2006-EQ1 A3
3.37%	10/25/36	[3]	19,051,000	14,195,281
Soundview Home Equity Loan Trust 2006-EQ1 A4
3.46%	10/25/36	[3]	6,350,000	3,701,051
Soundview Home Equity Loan Trust 2006-EQ2 A4
3.45%	01/25/37	[3]	11,864,000	5,635,981
Soundview Home Equity Loan Trust 2007-NS1 A4
3.51%	01/25/37	[3]	12,355,000	7,041,153
Structured Asset Receivables Trust 2003-1
3.29%	01/21/10	3,4,†	5,315,109	4,916,478
Structured Asset Receivables Trust 2003-2
3.19%	01/21/09	3,4,†	1,023,865	952,195
Structured Asset Securities Corp. 2007-EQ1 A4
3.46%	03/25/37	[3]	26,325,800	13,809,462
Terwin Mortgage Trust 2005-7SL A1
3.48%	07/25/35	[3,4]	176,706	169,615
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	2,3,4,†	23,030,000	7,368,262
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	2,3,†	42,500,000	20,822,549
Terwin Mortgage Trust 2007-9SL M1
5.71%	06/25/38	3,4,†	12,000,000	1,800,535
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[3]	5,280,000	5,033,102

Total Asset-Backed Securities
(Cost $424,822,446)				332,913,884

CORPORATES — 20.80%*
Automotive — 0.03%
General Motors Corp.
7.38%	05/23/48		5,200,000	1,742,000
Metaldyne Corp.
10.00%	11/01/13		200,000	31,000

				1,773,000

Banking — 4.88%
Bank of America Corp.
5.75%	12/01/17		8,500,000	7,220,129
8.00%	12/29/49	[3]	35,778,000	28,374,172
8.13%	12/29/49	[3]	10,000,000	8,091,900
Bank One Corp. (STEP)
9.88%	03/01/19		1,165,000	1,177,802
BankAmerica Capital II
8.00%	12/15/26		800,000	685,826
BankAmerica Institutional A
8.07%	12/31/26	[4]	350,000	300,757
Banponce Trust I A
8.33%	02/01/27		12,675,000	11,774,619
Credit Suisse/New York
5.00%	05/15/13		16,178,000	15,007,085
6.00%	02/15/18		28,800,000	25,133,645
Deutsche Bank AG/London
4.88%	05/20/13		15,490,000	14,810,717
HBOS Capital Funding LP
6.07%	06/24/49	[3,4]	7,853,000	5,083,160
HBOS PLC
5.92%	09/29/49	[3,4]	37,572,000	22,186,454
6.75%	05/21/18	[4]	12,570,000	10,557,254
JPMorgan Chase & Co.
6.40%	05/15/38		37,114,000	32,184,222
JPMorgan Chase & Co. 1
7.90%	12/31/49	[3]	44,027,000	37,164,556
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[3]	2,500,000	2,199,250
JPMorgan Chase Capital XIII M
4.71%	09/30/34	[3]	3,250,000	2,512,572
National Australia Bank Ltd.
5.35%	06/12/13	[4]	25,750,000	23,086,871
National Australia Bank Ltd. A
8.60%	05/19/10		13,144,000	13,766,894
National Capital Trust II
5.49%	12/29/49	[3,4]	2,425,000	1,983,633
Nationsbank Capital Trust III
3.34%	01/15/27	[3]	8,514,000	6,018,538
Sovereign Capital Trust VI
7.91%	06/13/36		13,375,000	9,811,940

				279,131,996

Basic Industry — 0.03%
Freeport-McMoRan Copper & Gold, Inc.
7.08%	04/01/15	[3]	350,000	335,699
Massey Energy Co.
6.88%	12/15/13		1,500,000	1,365,000

				1,700,699

45 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 0.31%
Cincinnati Bell, Inc.
7.25%	07/15/13		$525,000	$475,125
Citizens Communications Co.
6.62%	03/15/15		1,400,000	1,211,000
CSC Holdings, Inc. B
7.62%	04/01/11		1,575,000	1,523,813
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		3,075,000	2,729,062
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13		775,000	193,750
Idearc, Inc.
8.00%	11/15/16		900,000	249,750
Intelsat Corp.
9.25%	08/15/14	[4]	880,000	827,200
Level 3 Financing, Inc.
8.75%	02/15/17		575,000	419,750
9.25%	11/01/14		250,000	190,000
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		750,000	675,000
Qwest Communications International, Inc.
7.25%	02/15/11		200,000	190,500
Qwest Communications International, Inc. B
7.50%	02/15/14		4,000,000	3,480,000
Qwest Corp.
5.62%	11/15/08		1,750,000	1,741,250
Sprint Nextel Corp.
4.17%	06/28/10	[3]	850,000	792,033
Videotron Ltd.
9.12%	04/15/18	[4]	850,000	862,750
Windstream Corp.
8.12%	08/01/13		1,600,000	1,528,000
8.62%	08/01/16		500,000	463,750

				17,552,733

Consumer Products — 0.01%
Visant Holding Corp.
8.75%	12/01/13		925,000	853,312

Electric — 3.01%
Appalachian Power Co.
6.60%	05/01/09		9,671,000	9,797,664
Aquila, Inc.
7.95%	02/01/11		7,375,000	7,640,279
14.88%	07/01/12		1,000,000	1,107,167
Calpine Construction Finance Co., LP
11.60%	08/26/11	[3,4]	11,625,000	12,555,000
Cedar Brakes I LLC
8.50%	02/15/14	[4]	6,593,772	7,066,308
Cedar Brakes II LLC
9.88%	09/01/13	[4]	8,735,556	9,510,767
Cleco Power LLC
6.65%	06/15/18		20,000,000	19,097,340
Consolidated Edison Co. of New York, Inc. 08-A
5.85%	04/01/18		15,004,000	14,270,004
Entergy Gulf States Louisianna LLC
6.00%	05/01/18	[4]	17,500,000	16,107,088
Entergy Gulf States, Inc.
5.25%	08/01/15		4,600,000	4,243,758
FPL Group Capital, Inc.
5.35%	06/15/13		3,235,000	3,314,055
GWF Energy LLC
6.13%	12/30/11	[4]	2,408,986	2,502,363
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	300,000	288,000
Kansas City Power & Light Co.
6.38%	03/01/18		7,025,000	6,587,595
Mirant Mid Atlantic LLC A
8.62%	06/30/12		14,804,293	15,488,991
Potomac Electric Power Co.
5.88%	10/15/08		125,000	125,050
Power Contract Financing LLC
6.26%	02/01/10	[4]	4,353,623	4,411,526
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	4,688,050
Public Service Co. of New Mexico
7.95%	05/15/18		17,849,000	16,875,337
Reliant Energy, Inc.
6.75%	12/15/14		2,805,000	2,412,300
SWEPCO Capital Trust I
5.25%	10/01/43	[3]	14,325,000	14,359,093

				172,447,735

Energy — 0.72%
AES Corp. (The)
8.75%	05/15/13	[4]	800,000	808,000
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		500,000	452,500
Atlas Energy Resources, LLC
10.75%	02/01/18	[4]	1,000,000	917,500
Chesapeake Energy Corp.
7.00%	08/15/14		500,000	470,000
Comstock Resources, Inc.
6.88%	03/01/12		850,000	773,500
Corral Finans AB (PIK)
4.29%	04/15/10	[4]	522,763	428,666

Semi-Annual Report September 2008 / 46

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	$500,000	$322,500
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	550,000	475,750
Mirant Americas Generation LLC
8.30%	05/01/11		1,500,000	1,451,250
Newfield Exploration Co.
7.12%	05/15/18		500,000	437,500
NRG Energy, Inc.
7.38%	01/15/17		1,000,000	912,500
OPTI Canada, Inc.
7.88%	12/15/14		750,000	667,500
Sabine Pass LNG LP
7.25%	11/30/13		16,425,000	13,057,875
Sonat, Inc.
7.62%	07/15/11		1,600,000	1,627,256
Southern Union Co.
7.20%	11/01/66	[3]	10,975,000	8,115,003
Tesoro Corp.
6.50%	06/01/17		1,175,000	945,875
Virginia Electric & Power Co.
5.10%	11/30/12		9,295,000	9,106,869

				40,970,044

Finance — 6.68%
ABX Financing Co.
6.35%	10/15/36	[4]	5,000,000	4,142,435
Bear Stearns Cos., Inc. (The) (MTN)
3.06%	07/16/09	[3]	8,910,000	8,869,541
Citigroup Capital XXI
8.30%	12/21/57	[3]	11,637,000	8,689,336
Citigroup, Inc.
5.50%	04/11/13		6,291,000	5,496,459
6.50%	08/19/13		29,915,000	26,614,269
6.88%	03/05/38		24,257,000	19,896,271
8.40%	04/30/49	[3]	30,132,000	20,547,312
Countrywide Financial Corp. (Convertible)
0.00%	04/15/37	[3]	2,500,000	2,462,500
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[3]	11,365,000	10,683,100
3.42%	03/24/09	[3]	19,505,000	19,041,269
5.80%	06/07/12		16,150,000	12,987,074
Countrywide Financial Corp. A (MTN)
3.33%	12/19/08	[3]	3,480,000	3,271,200
Countrywide Home Loans, Inc. K (MTN)
5.62%	07/15/09		7,280,000	6,611,993
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		20,645,000	17,772,001
Credit Suisse Guernsey Ltd. 1
3.49%	05/29/49	[3]	15,933,000	10,166,369
Ford Motor Credit Co. LLC
5.54%	01/13/12	[3]	3,809,000	2,399,670
5.80%	01/12/09		4,851,000	4,606,199
7.24%	04/15/12	[3]	2,925,000	2,704,522
7.80%	06/01/12		7,750,000	4,815,532
8.00%	12/15/16		2,750,000	1,741,006
General Electric Capital Corp.
5.62%	05/01/18		12,652,000	10,713,283
GMAC LLC
5.01%	12/01/14	[3]	46,633,000	21,557,130
6.62%	05/15/12		8,706,000	3,688,219
7.25%	03/02/11		2,700,000	1,277,618
Goldman Sachs Group LP
4.50%	06/15/10		6,220,000	5,776,184
Goldman Sachs Group, Inc. (The)
2.98%	02/06/12	[3]	1,160,000	901,096
3.29%	01/12/15	[3]	3,800,000	2,476,475
4.75%	07/15/13		19,150,000	15,779,497
6.15%	04/01/18		21,090,000	17,566,409
Goldman Sachs Group, Inc. (The) (MTN) B
3.19%	07/22/15	[3]	7,975,000	6,021,125
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16		12,736,000	1,700,787
2.52%	11/24/08		3,765,000	502,784
2.85%	12/23/08		2,850,000	380,594
8.92%	02/16/17		7,103,000	948,547
11.00%	11/07/16		12,918,000	1,725,091
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10		6,812,000	909,686
Merrill Lynch & Co., Inc. (MTN)
2.62%	05/18/17	[3]	2,625,000	2,111,550
4.61%	05/20/09	[3]	7,000,000	6,834,604
8.68%	05/02/17	[3]	1,795,000	1,369,854
9.57%	06/06/17	[3]	10,481,000	8,522,625
Morgan Stanley
3.07%	01/15/10	[3]	2,625,000	1,971,567
4.00%	01/15/10		17,940,000	14,621,100
4.25%	05/15/10		15,030,000	12,217,391
5.38%	10/15/15		9,480,000	5,883,335
6.75%	04/15/11		530,000	392,469
Morgan Stanley (MTN)
6.62%	04/01/18		1,290,000	854,625
Onbank Capital Trust I
9.25%	02/01/27		10,200,000	10,588,102
Pemex Finance Ltd.
8.88%	11/15/10	†	225,000	239,125

47 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[3]	$7,992,000	$7,576,416
Wachovia Bank NA
6.00%	11/15/17		21,022,000	15,661,390
Wachovia Capital Trust I
7.64%	01/15/27	[4]	265,000	152,375
Wachovia Capital Trust III
5.80%	03/15/42		4,550,000	1,911,860
Wachovia Corp.
7.98%	09/29/49	[3]	6,185,000	2,588,361
Woodbourne Capital Trust I
4.97%	04/08/49	[2,3,4]	1,350,000	796,500
Woodbourne Capital Trust II
4.81%	04/08/49	[2,3,4]	1,350,000	796,500
Woodbourne Capital Trust III
4.81%	04/08/49	[2,3,4]	1,350,000	796,500
Woodbourne Capital Trust IV
4.81%	04/08/49	[2,3,4]	1,350,000	796,500

				382,125,332

Health Care — 0.03%
Community Health Systems, Inc.
8.88%	07/15/15		1,250,000	1,193,750
Tenet Healthcare Corp.
7.38%	02/01/13		400,000	366,000

				1,559,750

Industrials — 0.26%
General Electric Co.
5.25%	12/06/17		16,828,000	14,750,853

Insurance — 0.87%
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		6,590,000	6,524,100
Farmers Exchange Capital
7.05%	07/15/28	[4]	2,926,000	2,341,096
7.20%	07/15/48	[4]	1,392,000	1,076,447
Farmers Insurance Exchange
8.62%	05/01/24	[4]	11,127,000	10,642,920
MetLife Capital Trust X
9.25%	04/08/38	[3,4]	11,500,000	10,942,250
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[4]	15,939,000	12,905,458
ZFS Finance USA Trust I
6.15%	12/15/65	[3,4]	7,549,000	5,484,801

				49,917,072

Materials — 0.25%
Barrick Gold Finance Co. LLC (MTN)
6.12%	09/15/13		14,760,000	14,520,593

Real Estate Investment Trust (REIT) — 2.24%
BRE Properties, Inc.
7.45%	01/15/11		9,280,000	9,357,349
Colonial Realty LP
4.75%	02/01/10		176,000	170,175
Developers Diversified Realty Corp.
4.62%	08/01/10		620,000	594,897
5.25%	04/15/11		3,430,000	3,252,299
5.38%	10/15/12		315,000	286,646
Equity One, Inc.
3.88%	04/15/09		270,000	264,753
First Industrial LP
5.25%	06/15/09		6,000,000	5,982,339
HCP, Inc.
6.45%	06/25/12		11,800,000	11,537,469
Highwoods Properties, Inc.
7.50%	04/15/18		6,730,000	5,973,884
Reckson Operating Partnership LP
7.75%	03/15/09		9,985,000	9,866,987
Shurgard Storage Centers LLC
7.75%	02/22/11		7,200,000	7,529,134
Simon Property Group LP
4.88%	08/15/10		24,080,000	23,518,840
5.30%	05/30/13		10,400,000	9,723,813
5.75%	05/01/12		2,025,000	1,969,114
6.12%	05/30/18		1,290,000	1,144,685
7.00%	07/15/09		1,750,000	1,739,206
UDR, Inc.
6.05%	06/01/13		3,100,000	3,073,861
UDR, Inc. (MTN)
5.00%	01/15/12		2,550,000	2,503,447
WEA Finance LLC
7.12%	04/15/18	[4]	33,240,000	29,932,520

				128,421,418

Secured Assets — 0.15%
Ingress I Ltd. B-A
7.38%	03/30/40	4,†	9,745,000	8,671,525

Services — 0.03%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	656,250
United Rentals North America, Inc.
6.50%	02/15/12		1,000,000	840,000
7.00%	02/15/14		375,000	264,375

				1,760,625

Transportation — 1.30%
American Airlines, Inc. 2001-2 A1
6.98%	04/01/11		66,462	60,813

Semi-Annual Report September 2008 / 48

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		$4,588,709	$4,264,053
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		2,214,089	1,926,257
Continental Airlines, Inc. 1999-2 A1
7.26%	03/15/20		6,784,671	6,055,319
Continental Airlines, Inc. 2000-1 A2
7.92%	05/01/10		2,000,000	1,910,000
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,500,000	1,750,000
Delta Air Lines, Inc.
6.82%	08/10/22		3,898,683	3,216,413
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		4,402,870	4,281,792
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		26,843,000	24,762,668
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		23,190,000	21,450,750
United Air Lines, Inc. 2000-2 A1
7.03%	10/01/10		2,045,741	2,020,169
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13		2,719,652	2,678,857

				74,377,091

Total Corporates
(Cost $1,386,871,049)				1,190,533,778

BANK LOANS — 1.17%*
Automotive — 0.09%
General Motors Corp. Strip II
5.24%	07/20/11	[5]	7,350,000	4,808,127
Metaldyne Corp.
7.31%	01/11/14	[5]	250,000	117,813

				4,925,940

Communications — 0.13%
Cebridge 2nd Lien (PIK)
8.80%	05/05/14	[5]	8,114,954	6,512,250
Charter Communications, Inc. Term Loan 3rd Lien
6.26%	09/06/14	[5]	1,000,000	732,500
Univision Communications, Inc. 1st Lien Strip
5.12%	03/15/14	[5]	375,000	243,188

				7,487,938

Consumer Discretionary — 0.01%
Tribune - Bridge Unsecured Delayed Drawing Term Loan
8.29%	12/31/08	[5]	1,523,810	556,191

Electric — 0.29%
Calpine CCFC I Term Loan
9.76%	08/26/09	[5]	13,443,262	13,409,654
TPF Generation Holdings LLC 2nd Lien
8.01%	12/15/14	[5]	1,000,000	870,833
TXU Energy Term Loan B3
6.44%	10/10/14	[5]	2,476,241	2,098,171

				16,378,658

Finance — 0.01%
Kelson 1st Lien
7.02%	03/16/13	[5]	862,989	805,816

Health Care — 0.40%
Carestream Health, Inc. Term Loan
8.06%	10/30/13	[5]	1,000,000	631,667
HCA Term Loan A
5.76%	11/18/12	[5]	25,685,144	22,590,084

				23,221,751

Insurance — 0.01%
Asurion Corp. Term Loan
5.74%	07/13/14	[5]	750,000	656,719

Materials — 0.02%
Lyondell Chemical Co.
7.00%	12/20/14	[5]	1,645,865	1,168,564

Services — 0.03%
Cengage Learning Term Loan B
6.91%	07/09/14	[5]	1,980,000	1,628,550

Transportation — 0.18%
Delta Air Lines, Inc. Term Loan 1st Lien
5.39%	05/01/12	[5]	495,000	396,825
Northwest Air Dip
4.70%	05/21/12	[5]	11,067,071	9,568,401
Swift Transportation Co., Inc. Term Loan
6.86%	05/06/14	[5]	441,860	288,314

				10,253,540

Total Bank Loans (Cost $75,986,908)				67,083,667

MORTGAGE-BACKED — 67.25%**
Commercial Mortgage-Backed — 9.01%
Bayview Commercial Asset Trust 2006-3A A1
3.46%	10/25/36	3,4,†	8,305,096	6,831,299
Bear Stearns Adjustable Rate Mortgage Trust 2005-4 2A3
4.45%	08/25/35	[3]	23,003,000	22,167,563
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		57,915,000	58,116,064

49 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		$25,000,000	$24,665,095
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	37,951,000	35,818,920
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		2,870,000	2,563,264
Citigroup Commercial Mortgage Trust 2007-C6 AM
5.89%	12/10/49	[3]	2,040,000	1,587,532
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[3]	11,613,000	9,671,154
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.71%	02/15/39	[3]	14,017,000	13,211,066
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		21,035,000	18,281,981
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		20,530,000	19,634,806
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		11,094,369	11,086,899
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[3]	2,040,000	1,830,291
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	32,617,953
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		16,885,000	14,311,267
JPMorgan Alternative Loan Trust 2007-A2 12A2
3.31%	06/25/37	[3]	31,540,132	27,470,938
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB16 AM
5.59%	05/12/45		3,395,000	2,749,413
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
6.07%	04/15/45	[3]	31,145,000	28,236,459
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.94%	02/12/49	[3]	37,785,000	33,753,012
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	25,000,000	22,355,248
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		15,265,000	12,722,269
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		32,699,774	33,265,807
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 ASB
5.13%	12/12/49	[3]	25,000,000	22,472,085
Morgan Stanley Capital I 2006-HQ8 A4
5.56%	03/12/44	[3]	16,960,000	15,174,280
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		2,870,000	2,452,287
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[3]	5,094,482	5,153,936
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		8,512,969	8,216,462
Wachovia Bank Commercial Mortgage Trust 2003-C8 A4
4.96%	11/15/35	[3]	30,000,000	27,617,625
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM
5.59%	04/15/47	[3]	2,220,000	1,707,715

				515,742,690

Non-Agency Mortgage-Backed — 5.44%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[3]	20,718,062	16,101,446
American Home Mortgage Assets 2007-4 A2
3.40%	08/25/37	3,†	36,102,000	24,908,816
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		142,482	134,525
Banc of America Mortgage Securities, Inc. 2006-B 4A1
6.21%	11/20/46	[3]	28,178,162	24,992,852
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	2,4,†	1,437,460	389,352
BHN I Mortgage Fund 1997-2 A1
6.60%	05/31/17	2,3,4,†	13,760	3,716
BHN I Mortgage Fund 1997-2 A2
7.54%	05/31/17	2,4,†	2,500	676
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[2,4]	429,841	116,057
BlackRock Capital Finance LP 1997-R2 AP
1.30%	12/25/35	[3,4]	4,093	4,095
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[3]	14,353,528	12,143,814

Semi-Annual Report September 2008 / 50

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Corp. 2007-A2 2A3
4.70%	07/25/37	[3]	$27,709,454	$26,090,972
Chevy Chase Mortgage Funding Corp. 2004-1A A1
3.49%	01/25/35	[3,4]	2,204,387	1,959,904
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.75%	05/25/34	[3,4]	19,094,440	17,960,637
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	2,6,†	16,467,922	261,334
Countrywide Alternative Loan Trust 2005-27 2A1
4.21%	08/25/35	[3]	10,519,985	6,234,440
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		17,731,260	16,269,729
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[2]	59,211,360	1,545,046
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.07%	08/25/34	[3]	11,825,529	10,104,464
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
5.08%	09/20/35	[3]	12,913,517	8,919,715
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
0.00%	01/25/26	2,3,4,†	170,667	214
GS Mortgage Securities Corp. II 2006-GG8 A4
5.56%	11/10/39		8,655,000	7,842,394
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[2,6]	22,177,170	225,237
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[2,6]	8,849,843	80,202
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
3.61%	08/25/34	[3]	36,199	25,630
JPMorgan Mortgage Trust 2003-A2 2A3
4.67%	11/25/33	[3]	305,000	257,652
JPMorgan Mortgage Trust 2004-A5 4A4
4.82%	12/25/34	[3]	400,000	344,606
JPMorgan Mortgage Trust 2006-A3 3A4
5.73%	05/25/36	[3]	23,500,000	17,558,359
MASTR Seasoned Securities Trust 2004-1 4A1
5.58%	10/25/32	[3]	66,810	61,617
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		6,712,289	6,217,149
Ocwen Residential MBS Corp. 1998-R2 AP
9.95%	11/25/34	3,4,†	31,053	20,318
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		86,508	88,263
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		25,109,260	24,200,659
Ryland Mortgage Securities Corp. 1994-5 M3
4.94%	10/25/23	3,†	372,928	180,289
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		6,064	6,259
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[3]	4,346	4,295
Structured Mortgage Asset Residential Trust 1991-7 I (IO)
8.50%	12/25/22	[2,3]	4	1
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
3.63%	04/25/47	[3]	30,553,123	17,581,792
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
4.33%	07/25/46	3,†	4,041,331	2,586,452
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.98%	02/25/47	2,6,†	172,867,847	2,106,896
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		170,900	156,234
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.76%	06/25/34	[3]	445,000	342,518
Wells Fargo Mortgage Backed Securities Trust 2005-12 1A1
5.50%	11/25/35		33,194,033	29,973,176
Wells Fargo Mortgage Backed Securities Trust 2005-17 1A1
5.50%	01/25/36		24,408,378	21,942,554
Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1
5.75%	03/25/36		13,064,219	11,302,846

				311,247,202

U.S. Agency Mortgage-Backed — 52.80%
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		6,625	7,123
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,608	1,657
Fannie Mae 1992-123 Z
7.50%	07/25/22		5,703	6,053

51 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 1992-83 Z
7.00%	06/25/22		$20,688	$20,959
Fannie Mae 1993-132 D (PO)
0.00%	10/25/22	[6]	316,335	274,131
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[3]	1,160,494	31,026
Fannie Mae 1993-29 PK
7.00%	03/25/23		202,000	209,577
Fannie Mae 1994-55 H
7.00%	03/25/24		130,000	135,314
Fannie Mae 1997-34 SA
14.95%	10/25/23	[3]	33,440	38,688
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	28,563,612
Fannie Mae 2003-52 SV
10.30%	05/25/31	[3]	4,197,548	4,345,535
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		4,223,302	258,101
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		3,314,443	81,144
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	23,627,931
Fannie Mae 2007-34 SB (IO)
2.90%	04/25/37	[3]	38,516,327	2,448,229
Fannie Mae 2007-54 FA
3.61%	06/25/37	[3]	29,471,893	28,756,449
Fannie Mae 2008-24 NA
6.75%	06/25/37		42,598,734	44,252,128
Fannie Mae FNCI (TBA)
5.00%	10/25/23		73,480,000	72,963,362
5.50%	10/25/23		373,110,000	376,083,314
Fannie Mae FNCL (TBA)
5.00%	10/25/38		31,890,000	31,077,794
5.50%	10/25/38		320,800,000	319,947,955
6.50%	10/25/38		47,255,000	48,458,538
Fannie Mae G92-36 Z
7.00%	07/25/22		1,137	1,192
Fannie Mae Pool 233672
6.60%	09/01/23	[3]	23,863	24,461
Fannie Mae Pool 254232
6.50%	03/01/22		75,526	78,136
Fannie Mae Pool 254868
5.00%	09/01/33		59,998,910	58,660,582
Fannie Mae Pool 308798
5.35%	04/01/25	[3]	8,526	8,643
Fannie Mae Pool 312155
6.30%	03/01/25	[3]	29,081	29,555
Fannie Mae Pool 545191
7.00%	09/01/31		33,466	35,031
Fannie Mae Pool 633698
7.50%	02/01/31		16,860	18,404
Fannie Mae Pool 655928
7.00%	08/01/32		130,164	137,797
Fannie Mae Pool 725027
5.00%	11/01/33		68,853,317	67,236,875
Fannie Mae Pool 725257
5.50%	02/01/34		14,116,413	14,121,025
Fannie Mae Pool 725425
5.50%	04/01/34		56,080,314	56,025,546
Fannie Mae Pool 730957
5.00%	08/01/33		22,354,379	21,829,574
Fannie Mae Pool 734922
4.50%	09/01/33		18,944,515	18,001,416
Fannie Mae Pool 735224
5.50%	02/01/35		76,336,814	76,361,753
Fannie Mae Pool 735646
4.50%	07/01/20		23,211,328	22,804,704
Fannie Mae Pool 735651
4.50%	06/01/35		73,633,950	69,784,205
Fannie Mae Pool 735883
6.00%	03/01/33		12,650,428	12,932,931
Fannie Mae Pool 765387
6.00%	08/01/34		211,876	216,300
Fannie Mae Pool 770284
5.00%	04/01/34		9,806,347	9,576,127
Fannie Mae Pool 770332
5.00%	04/01/34		38,016,237	37,123,745
Fannie Mae Pool 817611
5.33%	11/01/35	[3]	9,840,105	9,693,161
Fannie Mae Pool 888412
7.00%	04/01/37		22,519,730	23,394,076
Fannie Mae Pool 888430
5.00%	11/01/33		53,709,777	52,448,854
Fannie Mae Pool 888873
6.50%	08/01/37		13,126,836	13,472,953
Fannie Mae Pool 889125
5.00%	12/01/21		67,385,582	67,288,189
Fannie Mae Pool 889184
5.50%	09/01/36		66,903,403	66,838,065
Fannie Mae Pool 896464
5.81%	07/01/36	[3]	16,632,216	16,875,805
Fannie Mae Pool 908408
5.59%	04/01/37	[3]	34,578,253	34,570,058
Fannie Mae Pool 928920
6.50%	12/01/37		41,275,767	42,374,914
Fannie Mae Pool 933033
6.50%	10/01/37		44,065,986	44,732,141

Semi-Annual Report September 2008 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 1004 H
7.95%	10/15/20		$1,290	$1,289
Freddie Mac 1073 G
7.00%	05/15/21		4,776	5,053
Freddie Mac 165 K
6.50%	09/15/21		810	809
Freddie Mac 1980 Z
7.00%	07/15/27		585,726	609,160
Freddie Mac 2098 TZ
6.00%	01/15/28		807,964	786,964
Freddie Mac 2209 TC
8.00%	01/15/30		168,455	175,262
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		6,007,812	413,233
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		149,298	28,877
Freddie Mac Gold A24156
6.50%	10/01/31		2,885,645	2,985,126
Freddie Mac Gold A25162
5.50%	05/01/34		25,993,242	25,908,967
Freddie Mac Gold A54856
5.00%	01/01/34		32,547,355	31,767,999
Freddie Mac Gold A65805
6.00%	09/01/37		5,415,860	5,485,250
Freddie Mac Gold C01492
5.00%	02/01/33		13,444,297	13,130,772
Freddie Mac Gold C46104
6.50%	09/01/29		131,041	135,763
Freddie Mac Gold C55789
7.50%	10/01/27		46,270	50,307
Freddie Mac Gold C90573
6.50%	08/01/22		601,831	623,035
Freddie Mac Gold G01515
5.00%	02/01/33		12,536,885	12,244,521
Freddie Mac Gold G01601
4.00%	09/01/33		226,496	210,142
Freddie Mac Gold G01611
4.00%	09/01/33		74,465	69,089
Freddie Mac Gold G01644
5.50%	02/01/34		51,629,806	51,517,599
Freddie Mac Gold G01673
5.50%	04/01/34		3,203,566	3,204,799
Freddie Mac Gold G02366
6.50%	10/01/36		22,151,609	22,791,088
Freddie Mac Gold G02461
6.50%	11/01/36		21,587,855	22,271,517
Freddie Mac Gold G02579
5.00%	12/01/34		24,508,350	23,954,011
Freddie Mac Gold G02884
6.00%	04/01/37		49,684,294	50,350,280
Freddie Mac Gold G02955
5.50%	03/01/37		33,537,143	33,552,140
Freddie Mac Gold G03357
5.50%	08/01/37		13,808,697	13,742,351
Freddie Mac Gold G03436
6.00%	11/01/37		79,703,457	80,749,557
Freddie Mac Gold G03601
6.00%	07/01/37		53,467,381	54,152,426
Freddie Mac Gold G03676
5.50%	12/01/37		37,938,029	37,767,603
Freddie Mac Gold G03739
6.00%	11/01/37		44,310,204	44,891,771
Freddie Mac Gold G03783
5.50%	01/01/38		16,546,033	16,471,705
Freddie Mac Gold G04048
6.00%	03/01/38		67,281,428	68,132,955
Freddie Mac Gold G04079
5.50%	03/01/38		68,482,611	68,183,972
Freddie Mac Gold G04438
5.50%	05/01/38		65,166,910	64,882,730
Freddie Mac Gold G04703
5.50%	08/01/38		101,490,000	100,970,655
Freddie Mac Gold G11707
6.00%	03/01/20		7,240,945	7,375,899
Freddie Mac Gold G12393
5.50%	10/01/21		70,897,417	71,429,140
Freddie Mac Gold G12824
6.00%	08/01/22		17,000,833	17,324,911
Freddie Mac Gold G12909
6.00%	11/01/22		44,667,083	45,518,549
Freddie Mac Gold G13032
6.00%	09/01/22		16,817,787	17,133,120
Freddie Mac Gold G13058
4.50%	10/01/20		40,654,662	40,018,686
Freddie Mac Non Gold Pool 781415
5.23%	04/01/34	[3]	5,589,796	5,731,636
Freddie Mac Non Gold Pool 781469
4.38%	04/01/34	[3]	4,268,393	4,318,142
Freddie Mac Non Gold Pool 847288
4.22%	05/01/34	[3]	7,081,925	7,163,914
Ginnie Mae 2000-22 SG (IO)
8.31%	05/16/30	[3]	2,384,777	383,476
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		3,586,051	376,805
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		19,426,110	17,421,844

53 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		$18,043,785	$15,260,121
Ginnie Mae G2SF (TBA)
6.50%	10/15/38		41,520,000	42,460,685
Ginnie Mae GNSF (TBA)
5.50%	10/15/38		22,745,000	22,769,883
6.00%	10/15/38		36,050,000	36,540,056
Ginnie Mae II Pool 81018
5.63%	08/20/34	[3]	62,344	63,049

				3,021,793,531

Total Mortgage-Backed (Cost $3,932,448,640)				3,848,783,423

MUNICIPAL BONDS — 1.57%*
Georgia — 0.21%
Metropolitan Atlanta Rapid Transit Authority, Transit Improvements Revenue Bonds, Pre-Refunded 01/01/13 @ 100 (MBIA)
5.00%	07/01/28		11,390,000	12,150,510

Massachusetts — 0.77%
Commonwealth of Massachusetts, Consolidated Loans, G.O., Series E, Pre-Refunded 01/01/13 @ 100 (MBIA-IBC)
5.38%	01/01/17		10,140,000	10,883,262
Commonwealth of Massachusetts, G.O., Pre-Refunded 01/01/13 @ 100 (XLCA-ICR)
5.25%	01/01/17		9,230,000	9,749,464
Commonwealth of Massachusetts, Miscellaneous Taxes G.O., Series E, Pre-Refunded 01/01/13 @ 100 (FSA)
5.25%	01/01/18		7,260,000	7,756,657
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 03/01/12 @ 100 (FSA)
5.50%	03/01/17		5,135,000	5,450,443
5.50%	03/01/18		4,870,000	5,169,164
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 08/01/14 @ 100 (AMBAC)
5.00%	08/01/22		4,790,000	5,026,387

				44,035,377

South Carolina — 0.08%
Greenville County School District, School Improvements Revenue Bonds, Pre-Refunded 12/01/12 @ 101 OID
5.50%	12/01/28		4,095,000	4,494,918

Texas — 0.51%
County of Galveston, Public Improvements G.O., Series C, Pre-Refunded 02/01/13 @ 100 OID (AMBAC)
5.00%	02/01/28		8,280,000	8,791,456
County of Harris, Flood Control District Contract G.O., Series B, Refunded 10/01/13 @ 100
5.25%	10/01/20		10,597,000	11,490,539
5.25%	10/01/20		880,000	954,201
North Texas Tollway Authority, Highway Improvements Revenue Bonds, Series A, Pre-Refunded 01/01/15 @ 100 (FSA)
5.00%	01/01/30		7,580,000	7,973,326

				29,209,522

Total Municipal Bonds
(Cost $91,276,159)				89,890,327

U.S. AGENCY SECURITIES — 0.20%
Foreign Sovereign — 0.20%
Indonesia Government AID Bond
9.30%	07/01/20		8,790,000	11,253,310

Total U.S. Agency Securities
(Cost $11,214,202)				11,253,310

U.S. TREASURY SECURITIES — 5.69%
U.S. Treasury Bonds — 3.47%
0.00%	11/15/21		45,000,000	24,706,170
6.12%	11/15/27		7,510,000	9,144,604
8.75%	08/15/20		6,948,000	9,864,534
1.75%	01/15/28		129,984,000	119,088,708
2.38%	01/15/27		34,341,000	36,013,996

				198,818,012

U.S. Treasury Notes — 2.22%
2.00%	01/15/16	[7]	51,844,000	56,768,627
3.38%	07/31/13		42,939,000	43,734,058
4.88%	08/15/16		24,522,000	26,550,828

				127,053,513

Total U.S. Treasury Securities (Cost $339,866,853)				325,871,525

Total Bonds – 102.50% (Cost $6,262,486,257)				5,866,329,914

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.05%
U.S. Government — 0.05%
U.S. Long Bond (CBT), Put Strike $118, expires 11/21/08
			870	2,732,344

Total Put Options Purchased (Cost $1,385,638)				2,732,344

Semi-Annual Report September 2008 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.12%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	$195,269,000	$3,879,409

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	25,762,000	3,166,405

Total Purchased Swaptions (Cost $2,113,754)		7,045,814

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 21.36%
Commercial Paper — 4.06%
BNP Paribas Finance, Inc.
4.00%[8]	10/09/08		$83,735,000	83,660,755
General Electric Capital Corp.
2.31%[8]	10/23/08		76,205,000	76,097,890
National Rural Utilities Co.
3.01%[8]	10/10/08		60,590,000	60,544,557
3.10%[8]	10/10/08		12,000,000	11,990,700

				232,293,902

Money Market Fund — 0.03%
Goldman Sachs Group, Inc. (The), 2.39%			1,615,750	1,615,750

U.S. Agency Discount Notes — 16.74%
Fannie Mae
2.40%[8]	10/15/08		40,000,000	39,964,141
2.51%[8]	11/10/08		10,670,000	10,644,805
Fannie Mae BB
2.41%[8]	10/16/08		11,451,000	11,440,001
Federal Home Loan Bank
2.10%[8]	10/08/08		83,795,000	83,760,784
2.11%[8]	10/10/08		162,000,000	161,914,622
2.17%[8]	12/17/08		144,158,000	143,394,828
2.30%[8]	10/20/08		3,330,000	3,325,958
2.30%[8]	10/28/08		1,370,000	1,367,637
2.41%[8]	10/28/08		14,015,000	13,989,773
2.41%[8]	12/18/08		15,120,000	15,038,927
2.56%[8]	12/05/08		15,185,000	15,117,138
2.67%[8]	12/18/08		90,735,000	90,248,479
2.77%[8]	12/19/08		260,851,000	259,434,318
3.17%[8]	12/18/08		86,115,000	85,653,251
Freddie Mac
2.44%[8]	10/29/08		5,755,000	5,744,189
Freddie Mac RB
2.41%[8]	10/28/08		16,830,000	16,800,145

				957,838,996

U.S. Treasury Bills — 0.53%
U.S. Treasury Bills
0.02%[8]	10/23/08		26,313,000	26,312,678
1.44%[8]	10/16/08	[9]	4,113,000	4,110,159

				30,422,837

Total Short Term Investments (Cost $1,221,945,060)				1,222,171,485

Total Investments — 124.03% (Cost $7,487,930,709)[1]				$7,098,279,557

Liabilities in Excess of Other Assets — (24.03)%				(1,375,150,356)

NET ASSETS — 100.00%				$5,723,129,201

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $122, expires 11/21/08	(580)	$(451,866)	$(598,125)
U.S. Long Bond (CBT), Call Strike $123, expires 11/21/08	(580)	(406,554)	(489,375)

Total Call Options Written		$(858,420)	$(1,087,500)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Strike $116, expires 11/21/08	(870)	$(854,518)	$(1,875,938)

Total Written Put Options		$(854,518)	$(1,875,938)

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	$(97,000)	$(2,113,767)	$(6,245,044)

Total Written Swaptions		$(2,113,767)	$(6,245,044)

55 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
505	U.S. Treasury Five Year Note, December 2008	$79,977

	Net unrealized appreciation	$79,977

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
17	Euro Dollar Ninety Day, December 2008	$(26,308)
17	Euro Dollar Ninety Day, March 2009	(49,682)
17	Euro Dollar Ninety Day, June 2009	(50,745)
17	Euro Dollar Ninety Day, September 2009	(51,595)
17	Euro Dollar Ninety Day, December 2009	(42,883)
17	Euro Dollar Ninety Day, March 2010	(39,907)
345	U.S. Treasury Two Year Note, December 2008	626,044
482	U.S. Treasury Ten Year Note, December 2008	1,730,556

	Net unrealized appreciation	$2,095,480

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$116,997	$(927,454)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.04% semi-annually. Counterparty: Citigroup, Inc.
	12/15/10	64,660	1,484,076
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.94% quarterly. Counterparty: CS First Boston
	12/15/10	87,450	1,805,307
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.95% quarterly. Counterparty: Merrill Lynch & Co., Inc.
	12/15/10	120,020	2,497,747
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,000	921,823
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,145	979,146
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% semi-annually. Counterparty: Barclays Capital, Inc.
	06/03/11	6,760	57,483
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% quarterly. Counterparty: CS First Boston
	06/03/11	342,200	2,909,850
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.23% semi-annually. Counterparty: Citigroup, Inc.
	06/10/11	159,500	1,391,845
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42% quarterly. Counterparty: CS First Boston
	06/11/11	154,590	1,890,648
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.21% semi-annually. Counterparty: Citigroup, Inc.
	06/11/11	257,710	2,131,512
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.45% semi-annually. Counterparty: Barclays Capital, Inc.
	06/13/11	12,850	162,876
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.03% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/11	398,830	384,432
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	02/22/13	51,500	(234,323)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	28,555	(667,241)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	54,529	(604,598)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	8,900	906,922
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	9,000	953,995
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.96% semi-annually. Counterparty: CS First Boston
	06/03/19	83,360	(2,265,448)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Barclays Capital, Inc.
	06/03/19	1,650	(45,811)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.06% semi-annually. Counterparty: Citigroup, Inc.
	06/10/19	38,900	(1,338,862)

Semi-Annual Report September 2008 / 56

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Citigroup, Inc.
	06/11/19	$62,750	$(1,726,463)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.00% semi-annually. Counterparty: CS First Boston
	06/11/19	37,700	(1,125,770)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.03% semi-annually. Counterparty: Barclays Capital, Inc.
	06/13/19	3,125	(98,723)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/19	97,140	(91,675)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: Barclays Capital, Inc.
	11/15/21	24,457	0
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	10,100	(59,159)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	4,960	(313,291)

			$8,978,844

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	8,000	291,262

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	8,500	415,444

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	4,575	91,999

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	14,735	3,582,740

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	4,495	(214,429)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	2,415	(123,915)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	3,365	(176,301)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	4,550	(231,822)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	450	56,870

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	5,900	181,972

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	6,000	189,598

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	1,175	(16,505)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	6,250	216,272

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	9,300	286,253

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	6,250	187,595

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	3,200	36,375

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	3,100	37,658

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	9,250	90,705

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	6,000	58,836

57 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/20/12. Counterparty: Citigroup, Inc.

	12/20/12	$1,825	$82,752

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	8,975	403,738

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	2,700	114,679

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	6,200	133,923

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	10,250	489,144

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	6,200	193,177

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	4,140	116,626

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	2,320	(28,401)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,425	(20,016)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	2,725	76,266

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	6,750	296,831

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	2,500	(19,398)

The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Deutsche Bank AG

	03/20/13	4,875	(202,166)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	2,550	(19,786)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	14,175	947,020

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	7,885	(652,194)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.

	06/20/13	5,220	51,640

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	7,875	(14,063)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: JP Morgan Chase & Co.

	12/20/13	2,475	(19,286)

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	5,000	258,778

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: CS First Boston

	12/20/14	10,000	(102,596)

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	6,500	(66,687)

The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

	12/20/14	10,000	1,688,306

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	5,050	(69,090)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	7,885	(710,521)

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 4, due 02/17/51. Counterparty: Citigroup, Inc.

	02/17/49	17,360	1,620,361

Semi-Annual Report September 2008 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 1.09% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AJ 2, due 03/15/49. Counterparty: JPMorgan Chase & Co.

	03/15/49	$1,075	$159,109

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 4, due 02/17/51. Counterparty: JPMorgan Chase & Co.

	02/17/51	32,950	2,973,477

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

	10/12/52	1,310	121,979

			$12,764,209

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	1,385	(663,565)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	25,470	(12,202,892)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	3,915	(3,451,258)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	4,640	(2,223,063)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	27,000	(12,935,928)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	24,500	(11,738,157)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	6,280	(3,008,801)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	23,000	(11,019,494)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	3,910	(3,446,850)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	5,830	(5,119,012)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	5,270	(2,600,886)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	4,330	(2,136,971)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	19,700	(9,722,478)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	23,350	(11,523,851)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	12,550	(6,193,761)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	12,000	(5,922,322)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	14,000	(6,909,375)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	11,450	(5,650,882)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG

	01/25/38	7,550	(7,070,675)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	390	(365,240)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	3,970	(3,485,845)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	12,795	(11,234,607)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	13,810	(4,308,555)

59 / Semi-Annual Report September 2008

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	$15,300	$(11,775,294)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	19,000	(14,622,914)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	14,000	(10,774,779)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	11,900	(9,158,562)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	11,000	(8,465,898)

			$(197,731,915)

Notes:

[1]	Cost for Federal income tax purposes is $7,492,908,858 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$27,523,036
Gross unrealized depreciation	(422,152,337)

Net unrealized (depreciation)	$(394,629,301)

[2]	Illiquid security.
[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $272,498,624 representing 4.76% of total net assets.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 5.74%, 07/13/14	$743,808	$656,719	0.01%
03/02/04	Calpine CCFC I Term Loan, 9.76%, 08/26/09	13,582,284	13,409,654	0.23%
06/01/07	Carestream Health, Inc. Term Loan, 8.06%, 10/30/13	1,010,938	631,667	0.01%
06/30/06	Cebridge 2nd Lien (PIK), 8.80%, 05/05/14	7,380,670	6,512,250	0.11%
06/27/07	Cengage Learning Term Loan B, 6.91%, 07/09/14	1,963,614	1,628,550	0.03%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 6.26%, 09/06/14	1,005,124	732,500	0.01%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 5.39%, 05/01/12	$477,617	$396,825	0.01%
06/13/06	General Motors Corp. Strip II, 5.24%, 07/20/11	6,856,750	4,808,127	0.08%
09/17/07	HCA Term Loan A, 5.76%, 11/18/12	24,617,621	22,590,084	0.40%
03/07/07	Kelson 1st Lien, 7.02%, 03/16/13	862,989	805,816	0.01%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	10,203,193	9,568,401	0.17%
06/14/07	Swift Transportation Co., Inc. Term Loan, 6.86%, 05/06/14	441,860	288,314	0.01%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 8.01%, 12/15/14	962,759	870,833	0.02%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 8.29%, 12/31/08	1,523,810	566,191	0.01%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 5.12%, 03/15/14	350,504	243,188	0.00%

		$71,983,541	$63,709,119	1.11%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $98,472,481 which is 1.72% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Insurance

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(FGIC): Financial Guaranty Insurance Corp.

(FSA): Financial Security Assuance

(G.O.): General Obligation

(IBC): Insured Bond Certificate

(ICR): Insured Capital Receipts

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MBIA): Municipal Bond Insurance Association

(MTN): Medium term note

(OID): Original Issue Discount

(PIK): Paid in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(XLCA): XL Capital Assurance

Semi-Annual Report September 2008 / 60

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS — 94.49%
ASSET-BACKED SECURITIES — 1.09%**
Home Equity Asset Trust 2007-1 2A1
3.27%	05/25/37	[2]	$419,295	$386,076
Morgan Stanley Home Equity Loans 2007-2 A1
3.31%	04/25/37	[2]	884,417	805,070
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	305,580	24,709

Total Asset-Backed Securities (Cost $1,510,351)				1,215,855

CORPORATES — 73.63%*
Automotive — 0.82%
Ford Motor Co.
7.45%	07/16/31		750,000	326,250
Ford Motor Credit Co. LLC
7.00%	10/01/13		900,000	553,614
Metaldyne Corp.
10.00%	11/01/13		200,000	31,000

				910,864

Banking — 3.15%
Bank of America Corp.
8.00%	12/29/49	[2]	500,000	396,531
Chase Capital II B
3.30%	02/01/27	[2]	850,000	673,029
HBOS Capital Funding LP
6.07%	06/24/49	[2,4]	300,000	194,187
HBOS PLC
5.92%	09/29/49	[2,4]	640,000	377,923
JPMorgan Chase & Co. 1
7.90%	12/31/49	[2]	1,000,000	844,131
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	175,000	166,058
JPMorgan Chase Capital XIII M
4.71%	09/30/34	[2]	1,100,000	850,409

				3,502,268

Basic Industry — 1.78%
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17		400,000	394,588
Massey Energy Co.
6.88%	12/15/13		1,250,000	1,137,500
Noranda Aluminium Holding Corp.
8.58%	11/15/14	[2]	675,000	448,875

				1,980,963

Communications — 20.32%
CCH I Holdings LLC/CCH I Holdings Capital Corp.
11.00%	10/01/15		1,000,000	665,000
CCO Holdings LLC/CCO Holdings Capital Corp.
8.75%	11/15/13		1,750,000	1,526,875
Centennial Cellular Operating Co./Centennial Communications Corp.
10.12%	06/15/13		250,000	248,750
Cincinnati Bell, Inc.
7.25%	07/15/13		1,100,000	995,500
Citizens Communications Co.
6.62%	03/15/15		1,475,000	1,275,875
CSC Holdings, Inc. B
7.62%	04/01/11		2,050,000	1,983,375
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		2,450,000	2,174,375
GCI, Inc.
7.25%	02/15/14		500,000	437,500
Hawaiian Telcom Communications, Inc. B
8.49%	05/01/13	[2]	1,475,000	287,625
Idearc, Inc.
8.00%	11/15/16		3,100,000	860,250
Intelsat Corp.
9.25%	08/15/14	[4]	1,120,000	1,052,800
Level 3 Financing, Inc.
8.75%	02/15/17		900,000	657,000
9.25%	11/01/14		500,000	380,000
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		1,750,000	1,575,000
Qwest Communications International, Inc.
6.30%	02/15/09	[2]	100,000	99,250
7.25%	02/15/11		500,000	476,250
Qwest Communications International, Inc. B
7.50%	02/15/14		2,500,000	2,175,000
Sprint Nextel Corp.
4.17%	06/28/10	[2]	1,750,000	1,630,657
Videotron Ltd.
9.12%	04/15/18	[4]	2,000,000	2,030,000
Windstream Corp.
8.62%	08/01/16		2,200,000	2,040,500

				22,571,582

Consumer Discretionary — 0.23%
Jarden Corp. (Subordinated Debenture)
7.50%	05/01/17		300,000	251,250

Consumer Products — 1.85%
Steinway Musical Instruments
7.00%	03/01/14	[4]	785,000	682,950

61 / Semi-Annual Report September 2008

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products (continued)
Visant Corp.
7.62%	10/01/12		$325,000	$299,812
Visant Holding Corp.
8.75%	12/01/13		875,000	807,188
Visant Holding Corp. (STEP)
0.00%	12/01/13		290,000	263,900

				2,053,850

Electric — 7.61%
Aquila, Inc.
7.95%	02/01/11		400,000	414,388
14.88%	07/01/12		1,700,000	1,882,184
Calpine Construction Finance Co., LP
11.60%	08/26/11	[2,4]	1,000,000	1,080,000
Edison Mission Energy
7.50%	06/15/13		500,000	490,000
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	1,055,000	1,012,800
8.62%	11/14/11		420,000	424,200
PNM Resources, Inc.
9.25%	05/15/15		2,125,000	2,103,750
Reliant Energy, Inc.
6.75%	12/15/14		1,200,000	1,041,000

				8,448,322

Energy — 17.19%
AES Corp. (The)
8.75%	05/15/13	[4]	775,000	782,750
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		1,200,000	1,086,000
Atlas Energy Resources, LLC
10.75%	02/01/18	[4]	1,000,000	917,500
Chaparral Energy, Inc.
8.88%	02/01/17		750,000	566,250
Chesapeake Energy Corp.
7.00%	08/15/14		630,000	592,200
7.50%	06/15/14		225,000	216,562
Comstock Resources, Inc.
6.88%	03/01/12		1,075,000	978,250
Corral Finans AB (PIK)
4.29%	04/15/10	[4]	1,045,526	857,331
Energy Future Holdings Corp.
10.88%	11/01/17	[4]	2,250,000	2,041,875
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	925,000	596,625
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	625,000	540,625
Mirant Americas Generation LLC
8.30%	05/01/11		2,200,000	2,128,500
Newfield Exploration Co.
7.12%	05/15/18		500,000	437,500
NRG Energy, Inc.
7.25%	02/01/14		1,000,000	930,000
7.38%	01/15/17		1,475,000	1,345,938
OPTI Canada, Inc.
7.88%	12/15/14		1,000,000	890,000
Parker Drilling Co.
9.62%	10/01/13		25,000	24,375
Sabine Pass LNG LP
7.25%	11/30/13		2,675,000	2,126,625
Southern Union Co.
7.20%	11/01/66	[2]	500,000	366,250
Tesoro Corp.
6.50%	06/01/17		2,075,000	1,670,375

				19,095,531

Finance — 11.82%
CDX North America High Yield 10 T
8.88%	06/29/13	[4]	2,500,000	2,250,000
Citigroup Capital XXI
8.30%	12/21/57	[2]	275,000	205,342
Citigroup, Inc.
8.40%	04/30/49	[2]	280,000	190,935
Countrywide Financial Corp. (Convertible)
0.55%	05/15/37	[2]	1,250,000	1,143,750
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[2]	350,000	329,000
3.42%	03/24/09	[2]	575,000	561,329
5.80%	06/07/12		950,000	763,946
First Data Corp.
9.88%	09/24/15	[4]	750,000	589,688
Ford Motor Credit Co. LLC
5.80%	01/12/09		1,550,000	1,471,781
7.24%	04/15/12	[2]	550,000	508,543
GMAC LLC
5.01%	12/01/14	[2]	2,090,000	966,149
5.85%	01/14/09		700,000	598,305
6.62%	05/15/12		750,000	317,731
Goldman Sachs Group, Inc. (The)
2.98%	02/06/12	[2]	350,000	271,882
3.29%	01/12/15	[2]	300,000	195,511
6.15%	04/01/18		400,000	333,170
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16		383,000	51,146
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10		294,000	39,261
Morgan Stanley
4.00%	01/15/10		675,000	550,125

Semi-Annual Report September 2008 / 62

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (MTN)
6.62%	04/01/18		$675,000	$447,188
Nuveen Investments, Inc.
10.50%	11/15/15	[4]	1,250,000	968,750
Wachovia Capital Trust I
7.64%	01/15/27	[4]	650,000	373,750

				13,127,282

Gaming — 0.03%
Herbst Gaming, Inc.
8.12%	06/01/12		575,000	31,625

Health Care — 1.79%
Community Health Systems, Inc.
8.88%	07/15/15		1,250,000	1,193,750
HCA, Inc.
9.12%	11/15/14		250,000	243,750
Tenet Healthcare Corp.
7.38%	02/01/13		600,000	549,000

				1,986,500

Insurance — 0.43%
MetLife Capital Trust X
9.25%	04/08/38	[2,4]	500,000	475,750

Services — 2.63%
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[4]	650,000	516,750
Mobile Mini, Inc.
6.88%	05/01/15		1,500,000	1,312,500
United Rentals North America, Inc.
7.00%	02/15/14		1,550,000	1,092,750

				2,922,000

Transportation — 3.98%
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		426,060	370,672
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,400,000	1,680,000
Continental Airlines, Inc. A
5.98%	04/19/22		500,000	403,125
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		1,500,000	1,383,750
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		250,000	231,250
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[5]	361,370	350,528

				4,419,325

Total Corporates (Cost $93,311,485)				81,777,112

BANK LOANS — 18.26%*
Automotive — 1.60%
Delphi Dip - 1st Lien Secured
7.25%	12/31/08		1,000,000	976,875
General Motors Corp. Strip II
5.24%	07/20/11	[6]	500,000	327,084
Metaldyne Corp.
7.31%	01/11/14	[6]	1,000,000	471,250

				1,775,209

Communications — 1.54%
Cebridge 2nd Lien (PIK)
8.80%	05/05/14	[6]	1,719,755	1,380,104
Univision Communications, Inc. 1st Lien Strip
5.12%	03/15/14	[6]	500,000	324,250

				1,704,354

Consumer Discretionary — 1.20%
Tribune - Bridge Unsecured Delayed Drawing Term Loan
8.29%	12/31/08	[6]	761,905	278,095
Tribune 1st Lien Term Loan B
5.79%	05/24/14	[6]	1,979,962	1,054,330

				1,332,425

Electric — 4.41%
Boston Generating LLC 1st Lien
5.29%	12/19/13	[6]	1,993,141	1,591,665
Calpine CCFC I Term Loan
9.76%	08/26/09	[6]	2,227,378	2,221,809
TPF Generation Holdings LLC 2nd Lien
8.01%	12/15/14	[6]	1,250,000	1,088,541

				4,902,015

Finance — 1.78%
Kelson 1st Lien
7.02%	03/16/13	[6]	350,589	327,363
Kelson 2nd Lien (PIK)
0.00%	03/01/14	[6]	2,000,000	1,645,000

				1,972,363

Health Care — 2.93%
Carestream Health, Inc. Term Loan
8.06%	10/30/13	[6]	1,500,000	947,500
HCA Term Loan A
5.76%	11/18/12	[6]	2,626,439	2,309,953

				3,257,453

63 / Semi-Annual Report September 2008

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Insurance — 0.79%
Asurion Corp. Term Loan
5.74%	07/13/14	[6]	$1,000,000	$875,625

Materials — 0.96%
Lyondell Chemical Co.
7.00%	12/20/14	[6]	1,500,000	1,065,000

Transportation — 3.05%
Delta Air Lines, Inc. Term Loan 1st Lien
5.39%	05/01/12	[6]	1,245,000	998,075
Northwest Air Dip
4.70%	05/21/12	[6]	2,222,323	1,921,383
Swift Transportation Co., Inc. Term Loan
6.86%	05/06/14	[6]	720,930	470,407

				3,389,865

Total Bank Loans (Cost $24,159,793)				20,274,309

MORTGAGE-BACKED — 1.51%**
Non-Agency Mortgage-Backed — 1.41%
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3,4]	207,040	55,901
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	3,7,†	682,728	10,834
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[3,7]	943,331	9,581
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.57%	10/19/35	[2,3]	7,253,005	71,397
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
3.25%	05/19/47	2,3,†	4,822,007	168,819
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[3,7]	378,055	3,426
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X
0.80%	06/25/46	3,7,†	15,558,054	106,960
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.83%	08/25/46	3,7,†	33,449,575	240,432
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.98%	02/25/47	3,7,†	31,916,427	388,994
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.84%	03/25/47	3,7,†	15,968,763	194,626
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
0.98%	04/25/47	3,7,†	29,008,651	317,294

				1,568,264

U.S. Agency Mortgage-Backed — 0.10%
Fannie Mae 1993-225 SG
13.23%	12/25/13	[2]	85,440	98,931
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		63,381	6,660

				105,591

Total Mortgage-Backed (Cost $1,150,532)				1,673,855

Total Bonds — 94.49% (Cost $120,132,161)				104,941,131

Issues	Shares	Value
PREFERRED STOCK — 1.78%
Banking — 0.87%
Bank of America Corp.
1.81%	1,150	963,700

Finance — 0.89%
Citigroup, Inc.
0.08%	24,000	984,000

U.S. Agency Securities — 0.02%
Fannie Mae S
8.25%	5,000	10,900
Freddie Mac Z
8.38%	9,000	14,670
		25,570

Total Preferred Stock (Cost $2,552,671)		1,973,270

Issues	Contracts	Value
PUT OPTIONS PURCHASED — 0.32%
Banking — 0.06%
Bank of America Corp., Put Strike $30, expires 01/16/10
	105	$66,150

Finance — 0.13%
Citigroup, Inc., Put Strike $15, expires 01/16/10
	320	74,560

Semi-Annual Report September 2008 / 64

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues			Contracts	Value
PUT OPTIONS PURCHASED (continued)
Finance (continued)
Wachovia Corp., Put Strike $5, expires 04/18/09
			250	$73,750

				148,310

U.S. Government — 0.13%
U.S. Long Bond (CBT), Put Strike $118, expires 11/21/08
			45	141,328

Total Put Options Purchased (Cost $213,373)				355,788

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.58%
Commercial Paper — 1.08%
General Electric Capital Corp.
1.75%[8]	10/01/08		$1,205,000	$1,205,000

Money Market Fund — 0.44%
Goldman Sachs Group, Inc. (The), 2.35%			484,625	484,625

U.S. Agency Discount Notes — 3.92%
Federal Home Loan Bank
2.17%[8]	12/17/08		1,896,000	1,885,963
2.41%[8]	10/28/08		580,000	578,956
2.41%[8]	12/18/08		583,000	579,874
Freddie Mac
2.41%[8]	10/20/08	[9]	1,311,000	1,309,339

				4,354,132

U.S. Treasury Bills — 0.14%
U.S. Treasury Bills
1.46%[8]	10/16/08	[9]	30,000	29,982
1.52%[8]	10/16/08	[9]	5,000	4,997
1.64%[8]	10/16/08	[9]	120,000	119,917

				154,896

Total Short Term Investments (Cost $6,199,521)				6,198,653

Total Investments — 102.17% (Cost $129,097,726)[1]				113,468,842

Liabilities in Excess of Other Assets — (2.17%)				(2,410,869)

Net Assets — 100.00%				$111,057,973

Issues	Contracts		Premiums Received	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $122, expires 11/21/08	(30)		(23,372)	$(30,938)
U.S. Long Bond (CBT), Call Strike $123, expires 11/21/08	(30)		(21,029)	(25,312)

Total Call Options Written			(44,401)	(56,250)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Strike $116, expires 11/21/08	(45)		$(43,965)	$(97,031)

Total Written Put Options			$(43,965)	$(97,031)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
26	U.S. Treasury Two Year Note, December 2008	$17,430

	Net unrealized appreciation	$17,430

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98 % semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$2,330	$(18,470)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.54 % semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	3,500	7,656

			$(10,814)

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	250	7,711

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	225	7,110

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	150	5,191

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	225	6,925

65 / Semi-Annual Report September 2008

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	$150	$4,502

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	75	853

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	75	911

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	225	2,206

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	125	1,226

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	450	20,243

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	100	4,247

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	150	3,016

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	120	(5,724)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	50	(2,566)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	120	(6,287)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	190	(9,680)

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	150	3,240

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	500	23,861

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	250	6,997

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	100	(776)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	100	(776)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	250	16,702

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	300	(24,814)

The Fund pays a fixed rate equal to 3.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: UBS AG

	06/20/13	1,000	30,826

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	500	25,878

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	1,000	(10,260)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	200	(2,736)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	300	(27,033)

			$80,993

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	615	(294,652)

Semi-Annual Report September 2008 / 66

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	$105	$(92,562)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	105	(92,562)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	105	(92,562)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	200	(95,822)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	550	(263,510)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	210	(184,390)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	105	(92,195)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	370	(324,877)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	115	(35,879)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	150	(115,444)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	200	(153,925)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	150	(115,444)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	150	(115,444)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	$100	$(76,964)

			$(2,146,232)

Notes:

[1]	Cost for Federal income tax purposes is $129,294,286 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$685,613
Gross unrealized depreciation	(16,511,057)

Net unrealized (depreciation)	$(15,825,444)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[3]	Illiquid security.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $17,422,664 representing 15.69% of total net assets.

[5]	Expected maturity date.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 5.74%, 07/13/14	$991,744	$875,625	0.79%
12/19/06	Boston Generating LLC 1st Lien, 5.29%, 12/19/13	1,764,921	1,591,665	1.43%
09/17/07	Calpine CCFC I Term Loan, 9.76%, 08/26/09	2,246,062	2,221,809	2.00%
04/12/07	Carestream Health, Inc. Term Loan, 8.06%, 10/30/13	1,505,450	947,500	0.85%
06/30/06	Cebridge 2nd Lien (PIK), 8.80%, 05/05/14	1,623,405	1,380,104	1.24%
09/11/07	Delta Airlines, Inc. Term Loan 1st Lien, 5.39%, 05/01/12	1,113,204	998,075	0.90%
09/26/07	General Motors Corp. Strip II, 5.24%, 07/20/11	461,250	327,084	0.30%
09/17/07	HCA Term Loan A, 5.76%, 11/18/12	2,555,884	2,309,953	2.08%
04/16/08	Kelson 1st Lien, 7.02%, 03/16/13	340,943	327,363	0.30%
09/16/08	Kelson 2nd Lien (PIK), 0.00%, 03/01/14	1,712,500	1,645,000	1.48%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	1,953,191	1,921,383	1.73%
06/14/07	Swift Transportation Co., Inc. Term Loan, 6.86%, 05/06/14	620,148	470,407	0.42%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 8.01%, 12/15/14	1,222,069	1,088,541	0.98%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 8.29%, 12/31/08	761,905	278,095	0.25%

67 / Semi-Annual Report September 2008

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/17/07	Tribune 1st Lien Term Loan B, 5.79%, 05/24/14	$1,840,868	$1,054,330	0.95%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 5.12%, 03/15/14	467,339	324,250	0.29%

		$21,180,883	$17,761,184	15.99%

[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $1,452,668 which is 1.31% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(IO): Interest only

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

Semi-Annual Report September 2008 / 68

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS — 103.81%
ASSET-BACKED SECURITIES — 34.02%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$4,985	$4,921
Aerco Ltd. 2A A3
2.95%	07/15/25	2,3,†	4,010,452	2,568,415
Asset Backed Funding Certificates 2007-WMC1 A2B
4.21%	06/25/37	[2]	5,000,000	2,707,815
Asset Backed Securities Corp. Home Equity 2007-HE1 A2
3.26%	12/25/36	[2]	150,753	144,536
Aviation Capital Group Trust 2003-2A B1
6.19%	09/20/33	2,3,†	2,716,314	2,146,004
Bayview Financial Acquisition Trust 2004-B A1
4.71%	05/28/39	[2,3]	5,327,718	4,347,088
Centex Home Equity 2006-A AV4
3.46%	06/25/36	[2]	4,300,000	2,936,574
Citicorp Residential Mortgage Securities 2007-1 A5 (STEP)
6.05%	03/25/37		1,750,000	1,223,660
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
3.39%	03/25/37	[2]	5,000,000	3,152,445
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 M1
3.61%	03/25/37	[2,4]	6,500,000	1,836,592
Conseco Finance 2002-C BF1
8.00%	06/15/32	[2]	3,763,000	3,177,496
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	1,140,303	1,044,546
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33	[2]	177,604	170,530
Conseco Finance Securitizations Corp. 2002-2 AIO (IO)
8.50%	03/01/33	2,4,†	187,931	22,772
Countrywide Asset-Backed NIM Certificates 2006-12N
7.25%	07/25/37	3,†	253,658	15,219
Countrywide Asset-Backed NIM Certificates 2007-1 Note
3.64%	01/25/12	2,3,†	9,398,148	5,757,174
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
3.36%	05/25/36	[2]	6,900,000	5,563,597
Crystal River 2005-1A A
3.17%	03/02/46	2,3,4,†	1,447,445	1,422,177
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		105,858	107,515
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4
3.75%	10/25/34	[2]	236,020	222,731
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
3.43%	01/25/38	2,†	6,900,000	2,967,298
Fremont Home Loan Trust 2006-3 2A1
3.28%	02/25/37	[2]	55,223	54,130
Green Tree Financial Corp. 1996-10 M1
7.24%	11/15/28	[2]	2,700,000	2,362,394
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	64,397	66,743
Green Tree Financial Corp. 1998-4 A7
6.87%	04/01/30	[2]	882,488	830,132
Green Tree Financial Corp. 1999-1 A5
6.11%	09/01/23		21,088	20,890
Green Tree Financial Corp. 1999-5 A5
7.86%	03/01/30	[2]	173,185	147,899
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		94,384	69,455
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		201,863	146,156
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		30,183	22,581
Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates
7.65%	10/15/17		19,727	18,261
HFC Home Equity Loan Asset Backed Certificates 2004-1 A
2.82%	09/20/33	[2]	865,524	797,333
HSI Asset Securitization Corp. Trust 2006-HE2 2A1
3.26%	12/25/36	[2]	197,785	183,766
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		1,027,999	946,749
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		507,599	465,814
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		252,217	218,516
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	[2]	910,804	803,560
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		216,353	203,974
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	460,555	438,393
Inman Square Funding Ltd. 2004-1A I
3.39%	10/20/34	2,3,4,†	1,056,487	876,884

69 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Inman Square Funding Ltd. 2005-2A I
3.24%	10/06/40	2,3,4,†	$14,104,300	$5,923,807
Ivy Lane CDO Ltd. 2006-1A A1
3.12%	02/05/46	2,3,4,†	14,824,124	6,077,892
Lehman ABS Mortgage Loan Trust 2007-1 2A1
3.30%	06/25/37	[2,3]	284,401	268,892
Long Beach Asset Holdings Corp. 2006-11 N1
6.75%	01/25/47	3,†	763,709	295
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	3,4,†	971,205	14,166
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
3.79%	08/25/35	[2]	1,389,210	1,155,511
Mid-State Trust 11 B
8.22%	07/15/38		20,000	16,520
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,537,263	1,344,006
Mid-State Trust 6 A4
7.79%	07/01/35		62,575	56,129
Morgan Stanley ABS Capital I 2007-HE1 A2D
3.44%	11/25/36	[2]	6,900,000	3,395,614
Nationstar Home Equity Loan Trust 2007-A AV4
3.44%	03/25/37	2,†	5,000,000	3,155,982
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	3,4,†	687,907	41,274
Nationstar NIM Trust 2007-C A
8.00%	06/25/37	3,†	296,439	148,475
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		4,538	4,483
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		270,669	267,316
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		258,966	245,731
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	201,881	154,091
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	12,026	9,596
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[2]	727,180	607,059
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	4,†	220,307	19,922
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	242,567	207,243
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	2,167,344	174,989
PAMCO CLO 1998-1A B2
4.15%	05/01/10	2,3,†	1,055,132	923,423
RAAC 2007-RP1 M4
5.21%	05/25/46	2,3,†	16,619	2,825
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	1,402,075	113,372
Residential Asset Mortgage Products, Inc. 2007-RZ1 A1
3.28%	02/25/37	[2]	178,859	168,778
Residential Asset Securities Corp. 2007-KS2 AI1
3.28%	02/25/37	[2]	212,631	199,508
Soundview NIM Trust 2007-OPT1 N
9.00%	06/25/37	[3,4]	2,917,886	58,358
Specialty Underwriting & Residential Finance 2004-BC4 A2C
3.70%	10/25/35	2,†	2,360,738	1,935,906
Structured Asset Receivables Trust 2003-1
3.29%	01/21/10	2,3,†	387,145	358,109
Structured Asset Receivables Trust 2003-2
3.19%	01/21/09	2,3,†	295,183	274,521
Structured Asset Receivables Trust 2005-1
3.29%	01/21/15	2,3,†	14,219,961	12,015,861
Terwin Mortgage Trust 2004-7HE A1
3.76%	07/25/34	[2,3]	122,539	104,536
Terwin Mortgage Trust 2007-9SL M1
5.71%	06/25/38	2,3,†	1,000,000	150,045
Terwin Mortgage Trust NIM 2007-4 N1
10.00%	05/25/38	3,†	1,157,719	52,197
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	585	382
Wells Fargo Home Equity Trust 2007-2 M1
3.58%	04/25/37	[2]	5,000,000	1,329,046

Total Asset-Backed Securities (Cost $144,920,750)				91,188,595

CORPORATES — 24.73%*
Automotive — 0.33%
General Motors Corp.
7.38%	05/23/48		2,600,000	871,000

Banking — 2.48%
Bank of America Corp.
8.00%	12/29/49	[2]	1,000,000	793,062
Chase Capital II B
3.30%	02/01/27	[2]	1,605,000	1,270,837
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	766,989
JPMorgan Chase & Co. 1
7.90%	12/31/49	[2]	2,000,000	1,688,262

Semi-Annual Report September 2008 / 70

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	$2,201,000	$2,136,071

				6,655,221

Basic Industry — 0.45%
Noranda Aluminium Holding Corp.
8.58%	11/15/14	[2]	1,825,000	1,213,625

Communications — 1.58%
CCO Holdings LLC/CCO Holdings Capital Corp.
8.75%	11/15/13		3,000,000	2,617,500
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		1,000,000	887,500
Level 3 Financing, Inc.
8.75%	02/15/17		750,000	547,500
9.25%	11/01/14		250,000	190,000

				4,242,500

Electric — 1.19%
Calpine Construction Finance Co., LP
11.60%	08/26/11	[2,3]	750,000	810,000
PNM Resources, Inc.
9.25%	05/15/15		650,000	643,500
Power Contract Financing LLC
6.26%	02/01/10	[3]	1,714,970	1,737,779

				3,191,279

Energy — 0.81%
Sabine Pass LNG LP
7.25%	11/30/13		850,000	675,750
Southern Union Co.
7.20%	11/01/66	[2]	2,005,000	1,482,513

				2,158,263

Finance — 9.33%
Bear Stearns Cos., Inc. (The) (MTN)
2.90%	02/23/10	[2]	3,575,000	3,520,342
Citigroup Capital XXI
8.30%	12/21/57	[2]	930,000	694,430
Citigroup, Inc.
8.40%	04/30/49	[2]	810,000	552,347
Countrywide Financial Corp. (Convertible)
0.55%	05/15/37	[2]	3,250,000	2,973,750
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[2]	575,000	540,500
3.42%	03/24/09	[2]	4,823,000	4,708,333
Ford Motor Credit Co. LLC
5.54%	01/13/12	[2]	4,000,000	2,520,000
GMAC LLC
5.01%	12/01/14	[2]	5,556,000	2,568,383
7.25%	03/02/11		2,000,000	946,384
Goldman Sachs Group, Inc. (The)
2.98%	02/06/12	[2]	750,000	582,606
3.29%	01/12/15	[2]	750,000	488,778
6.15%	04/01/18		1,000,000	832,926
Morgan Stanley
4.00%	01/15/10		5,000,000	4,075,000

				25,003,779

Insurance — 0.30%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	800,101

Real Estate Investment Trust (REIT) — 0.81%
HCP, Inc.
7.07%	06/08/15		500,000	449,279
HRPT Properties Trust
3.42%	03/16/11	[2]	750,000	681,577
Shurgard Storage Centers LLC
7.75%	02/22/11		1,000,000	1,045,713

				2,176,569

Secured Assets — 0.33%
Ingress I Ltd. B-A
7.38%	03/30/40	3,†	1,000,000	889,843

Transportation — 7.12%
American Airlines, Inc. 1999-1 A1
6.86%	10/15/10		11,520	11,174
American Airlines, Inc. 2001-2 A1
6.98%	04/01/11		64,916	59,398
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		3,968,731	3,452,796
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,650,000	1,855,000
Continental Airlines, Inc. A
5.98%	04/19/22		2,950,000	2,378,438
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		11,070,000	10,212,075
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,200,000	1,110,000
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13		1,404	1,383

				19,080,264

Total Corporates (Cost $76,147,712)				66,282,444

71 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 7.38%*
Automotive — 0.74%
Delphi Dip - 1st Lien Secured
7.25%	12/31/08		$1,000,000	$976,875
General Motors Corp. Strip II
5.24%	07/20/11	[5]	1,550,000	1,013,959

				1,990,834

Basic Industry — 0.38%
Murray Bank Loan 3rd Lien
18.77%	07/28/11	[4,5]	1,086,543	1,010,485

Communications — 0.73%
Cebridge 2nd Lien (PIK)
8.80%	05/05/14	[5]	2,453,482	1,968,919

Consumer Discretionary — 0.70%
Tribune - Bridge Unsecured Delayed Drawing Term Loan
8.29%	12/31/08	[5]	1,523,810	556,191
Tribune 1st Lien Term Loan B
5.79%	05/24/14	[5]	2,469,987	1,315,268

				1,871,459

Electric — 1.39%
Boston Generating LLC 1st Lien
5.29%	12/19/13	[5]	2,959,086	2,363,040
Calpine CCFC I Term Loan
9.76%	08/26/09	[5]	497,382	496,139
TPF Generation Holdings LLC 2nd Lien
8.01%	12/15/14	[5]	1,000,000	870,833

				3,730,012

Finance — 0.19%
Kelson 1st Lien
7.02%	03/16/13	[5]	539,368	503,635

Health Care — 0.53%
Carestream Health, Inc. Term Loan
8.06%	10/30/13	[5]	2,250,000	1,421,251

Insurance — 0.33%
Asurion Corp. Term Loan
5.74%	07/13/14	[5]	1,000,000	875,625

Transportation — 2.39%
Northwest Air Dip
4.70%	05/21/12	[5]	4,909,899	4,245,015
Swift Transportation Co., Inc. Term Loan
6.86%	05/06/14	[5]	2,151,163	1,403,634
United Air Lines, Inc.
5.46%	02/01/14	[5]	1,210,385	750,439

				6,399,088

Total Bank Loans (Cost $26,128,396)				19,771,308

MORTGAGE-BACKED — 37.68%**
Commercial Mortgage-Backed — 2.75%
Bayview Commercial Asset Trust 2007-1 A1
3.43%	03/25/37	2,3,†	4,997,149	4,098,090
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	2,†	3,500,000	2,036,694
Opteum Mortgage Acceptance Corp. 2005-5 2A1B
5.64%	12/25/35	2,†	1,350,000	954,332
Structured Asset Securities Corp. 1996-CFL H
7.75%	02/25/28	[3]	278,378	277,236

				7,366,352

Non-Agency Mortgage-Backed — 6.25%
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,4,†	898,412	243,345
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3,4]	7,880	2,128
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	4,6,†	2,499,834	39,670
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[4]	40,195,649	1,048,855
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
3.80%	04/19/47	[2]	1,784,982	1,075,510
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[4,6]	5,958,454	60,515
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.57%	10/19/35	[2,4]	28,210,167	277,694
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
2.93%	03/19/37	2,4,†	25,449,311	938,702
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
3.25%	05/19/47	2,4,†	52,179,604	1,826,816
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[4,6]	1,457,061	13,205

Semi-Annual Report September 2008 / 72

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
3.61%	08/25/34	[2]	$371,277	$262,875
Lehman XS Trust 2007-12N 1A3A
3.41%	07/25/47	[2]	10,120,000	2,489,842
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[3]	2,849,942	99,992
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.83%	08/25/46	4,6,†	247,592,440	1,779,670
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.98%	02/25/47	4,6,†	209,077,172	2,548,212
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.84%	03/25/47	4,6,†	206,717,793	2,519,456
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
0.98%	04/25/47	4,6,†	128,466,881	1,405,158
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		131,966	135,545

				16,767,190

U.S. Agency Mortgage-Backed — 28.68%
Fannie Mae 1993-80 S
6.75%	05/25/23	[2]	21,608	21,282
Fannie Mae 2000-45 SA (IO)
5.20%	12/18/30	[2]	3,501,038	302,782
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	2,714	2,699
Fannie Mae 2003-107 SQ (IO)
4.44%	05/25/33	[2]	513,790	30,495
Fannie Mae 2003-124 (IO)
5.25%	03/25/31		240,518	23,434
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	50,764	50,671
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		2,276,478	345,757
Fannie Mae 2003-67 IH (IO)
5.00%	01/25/25		313,628	3,144
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		112,634	8,282
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	1,522,367	1,292,611
Fannie Mae 2007-34 SB (IO)
2.90%	04/25/37	[2,7]	51,093,086	3,247,650
Fannie Mae FNCL (TBA)
5.00%	10/25/38		55,000,000	53,599,205
Fannie Mae Pool 555312
5.99%	01/01/33	[2]	431,489	435,484
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	16,176
Freddie Mac 2451 SP
11.47%	05/15/09	[2]	7,369	7,491
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		717,358	91,258
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		1,580,416	141,557
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		560,926	4,255
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		569,043	32,635
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		182,194	35,239
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		951,811	106,731
Freddie Mac 2692 EI (IO)
5.50%	08/15/33		261,436	71,661
Freddie Mac 2764 CT
7.50%	03/15/34	[2]	484,267	434,769
Freddie Mac 2764 SH
7.50%	03/15/34	[2]	289,345	276,411
Freddie Mac 2827 JT
8.50%	12/15/32	[2]	167,342	166,841
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	722,649	737,053
Freddie Mac 3242 SA (IO)
3.86%	11/15/36	[2,7]	57,041,115	4,100,258
Freddie Mac 3260 AS (IO)
3.89%	01/15/37	2,7,†	66,946,863	4,581,676
Freddie Mac 3280 SI (IO)
3.95%	02/15/37	2,7,†	42,701,752	2,990,612
Freddie Mac 3289 SD (IO)
3.63%	03/15/37	2,†	22,928,963	1,409,773
Freddie Mac 3430 IA
0.82%	07/15/12	†	107,361,227	1,694,160
Ginnie Mae 2001-31 SJ
16.84%	02/20/31	[2]	106,856	116,793
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		175,881	18,481
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		96,772	1,274
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		55,034	112

73 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2004-8 SE
7.44%	11/26/23	[2]	$482,573	$486,351

				76,885,063

Total Mortgage-Backed (Cost $94,054,926)				101,018,605

Total Bonds – 103.81% (Cost $341,251,784)				278,260,952

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 2.22%
Automotive — 0.02%
Corts Trust for Ford Motor Co.
0.10%	07/16/31		700	4,788
Preferred Plus Trust Ford Motor Co.
0.10%	07/16/31		8,100	58,725

				63,513

Banking — 0.88%
Bank of America Corp.
1.81%			2,800	2,346,400

Communications — 0.34%
Corts Trust for US West Communications
0.09%	11/15/43		7,118	121,006
Preferred Plus Trust Citizens Communications Co.
0.10%			12,100	169,884
Preferred Plus Trust Qwest Capital Funding
0.10%	02/15/31		9,650	193,000
0.10%	02/15/31		19,500	292,500
Preferred Plus Trust Verizon Global Funding Corp.
0.10%	12/01/30		6,100	134,200

				910,590

Finance — 0.98%
Citigroup, Inc.
0.08%			64,000	2,624,000
Terwin Mortgage Trust 2005-13SL P
0.00%[3,4]			1,000	2,200
Terwin Mortgage Trust 2005-P1 A
0.00%			570	114
Terwin Mortgage Trust 2006-1 2P
0.00%[3,4]			1,000	2,000
Terwin Mortgage Trust 2006-4SL P
0.00%[4]			410	5,740

				2,634,054

Total Preferred Stock (Cost $10,877,621)				5,954,557

Issues	Contracts	Value
PUT OPTIONS PURCHASED — 0.27%
Banking — 0.06%
Bank of America Corp., Put Strike $30, expires 01/16/10
	248	156,240

Finance — 0.09%
Citigroup, Inc., Put Strike $15, expires 01/16/10
	1,040	242,320

U.S. Government — 0.12%
U.S. Long Bond (CBT), Put Strike $118, expires 11/21/08
	105	329,766

Total Put Options Purchased (Cost $463,999)		728,326

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.54%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	$40,261	799,865

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	5,312	652,898

Total Purchased Swaptions (Cost $435,830)		1,452,763

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 40.71%
Commercial Paper — 4.14%
BNP Paribas Finance, Inc.
4.00%[8]	10/09/08	4,830,000	4,825,717

Semi-Annual Report September 2008 / 74

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
General Electric Capital Corp.
2.31%[8]	10/23/08		$1,350,000	$1,348,102
National Rural Utilities Co.
2.85%[8]	10/10/08		2,520,000	2,518,205
3.01%[8]	10/10/08		2,415,000	2,413,189

				11,105,213

Money Market Fund — 0.27%
Goldman Sachs Group, Inc. (The), 2.39%			734,500	734,500

U.S. Agency Discount Notes — 33.70%
Fannie Mae
2.37%[8]	10/27/08		10,260,000	10,242,403
2.46%[8]	12/12/08		122,000	121,402
2.72%[8]	12/12/08	[7]	95,000	94,530
Federal Home Loan Bank
2.17%[8]	12/17/08		27,494,000	27,348,447
2.31%[8]	12/12/08	[7]	100,000	99,463
2.35%[8]	10/22/08		561,000	560,231
2.40%[8]	10/23/08		190,000	189,721
2.40%[8]	10/24/08		6,245,000	6,235,424
2.41%[8]	12/18/08		3,505,000	3,486,206
2.45%[8]	10/28/08		5,365,000	5,355,019
2.48%[8]	10/29/08		6,012,000	5,999,235
2.67%[8]	12/18/08		13,790,000	13,716,058
2.77%[8]	12/19/08		4,050,000	4,028,005
3.17%[8]	12/18/08		6,900,000	6,863,002
Freddie Mac
2.44%[8]	10/29/08	[7]	6,000,000	5,988,729

				90,327,875

U.S. Treasury Bills — 2.60%
0.02%[8]	10/23/08		6,174,000	6,173,924
1.40%[8]	10/16/08	[7]	106,000	105,938
1.46%[8]	10/16/08	[7]	160,000	159,903
1.53%[8]	10/16/08	[7]	520,000	519,669

				6,959,434

Total Short Term Investments (Cost $109,129,799)				109,127,022

Total Investments – 147.55% (Cost $462,159,033)[1]				395,523,620

Liabilities in Excess of Other Assets – (47.55)%				(127,466,330)

NET ASSETS – 100.00%				$268,057,290

Issues	Shares	Proceeds	Value
SECURITIES SOLD SHORT
Continental Airlines, Inc. B	(36,541)	$(483,062)	$(609,504)

Total Securities Sold Short		$(483,062)	$(609,504)

Counterparty	Maturity Date	Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC, 3.80%	10/30/08	$(7,815,000)	$(7,815,000)

Total Reverse Repurchase Agreements		$(7,815,000)	$(7,815,000)

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $122, expires 11/21/08	(70)	$(54,535)	$(72,187)
U.S. Long Bond (CBT), Call Strike $123, expires 11/21/08	(70)	(49,067)	(59,063)

Total Call Options Written		$(103,602)	$(131,250)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Strike $116, expires 11/21/08	(105)	$(101,491)	$(226,406)

Total Written Put Options		$(101,491)	$(226,406)

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	(20,000)	$(435,815)	$(1,287,638)

Total Written Swaptions		$(435,815)	$(1,287,638)

75 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
105	Euro Dollar Ninety Day, March 2009	$(460,563)
129	Euro Dollar Ninety Day, June 2009	(394,964)
130	Euro Dollar Ninety Day, September 2009	(388,550)
130	Euro Dollar Ninety Day, December 2009	(315,688)
31	Euro Dollar Ninety Day, March 2010	(82,648)
63	U.S. Treasury Two Year Note, December 2008	43,665
113	U.S. Treasury Ten Year Note, December 2008	65,568
34	U.S. Treasury Thirty Year Note, December 2008	11,590

	Net unrealized depreciation	$(1,521,590)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$5,685	$(45,066)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.54% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	8,500	18,593
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% quarterly. Counterparty: CS First Boston
	06/03/11	17,610	149,744
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.23% semi-annually. Counterparty: Citigroup, Inc.
	06/10/11	8,010	69,898
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.21% semi-annually. Counterparty: Citigroup, Inc.
	06/11/11	13,340	110,335
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42% quarterly. Counterparty: CS First Boston
	06/11/11	8,010	97,963
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.03% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/11	18,470	17,803
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	7,000	713,310
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	2,000	211,999
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.15% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/25/17	5,000	666,638
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.96% semi-annually. Counterparty: CS First Boston
	06/03/19	4,290	(116,588)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.06% semi-annually. Counterparty: Citigroup, Inc.
	06/10/19	1,950	(67,115)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.00% semi-annually. Counterparty: CS First Boston
	06/11/19	1,950	(58,230)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Citigroup, Inc.
	06/11/19	3,250	(89,418)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/19	4,500	(4,247)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	3,000	(17,572)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	5,930	(374,560)

			$1,283,487

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM 7.125%, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	2,000	110,997

The Fund pays a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX 8 HVOL, due 06/20/12. Counterparty: CS First Boston

	06/20/12	7,500	695,384

The Fund pays a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX 8 HVOL, due 06/20/12. Counterparty: Bank of America Corp.

	06/20/12	1,000	92,715

Semi-Annual Report September 2008 / 76

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	$2,500	$91,019

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	2,500	122,190

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	500	10,055

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	400	(19,082)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	45	(2,309)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	100	(5,239)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	155	(7,897)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	1,025	31,614

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,250	39,500

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	1,100	30,786

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	700	24,222

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	1,050	32,319

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	700	21,011

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	300	3,410

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	375	4,555

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.

	12/20/12	1,000	9,806

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	750	7,354

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	1,000	44,985

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG

	12/20/12	1,300	55,216

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	700	21,810

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	475	13,381

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM 8.175%, due 12/20/12. Counterparty: Barclays Capital, Inc.

	12/20/12	3,000	143,164

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	750	16,200

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM, 8.175%, due 12/20/12. Counterparty: Barclays Capital, Inc.

	12/20/12	2,500	118,487

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	2,000	87,950

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	300	(2,328)

77 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	$300	$(2,328)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	825	55,118

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	800	(66,169)

The Fund pays a fixed rate equal to 5.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX NA HY 10, 6.125%, due 06/20/13. Counterparty: Deutsche Bank AG

	06/20/13	2,000	193,912

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	3,000	155,267

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	2,500	(25,649)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	800	(72,088)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	600	(8,209)

The Fund pays a fixed rate equal to 2.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SABR 2005-EC1 B3, 7.22%, due 01/25/35. Counterparty: Bear Stearns Cos., Inc.[2]

	01/25/35	223	159,039

The Fund pays a fixed rate equal to 0.09% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	4,200	1,501,955

			$3,682,123

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston

	03/20/09	1,200	(20,171)

The Fund receives a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the AMSI 2004-R7 A4, 5.84%, due 08/25/34. Counterparty: Deutsche Bank AG2,4

	07/25/34	1,451	140,598

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	505	(445,181)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	5,890	(2,821,949)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	495	(436,366)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	2,110	(1,860,065)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	3,000	(1,437,170)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	4,800	(2,299,721)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	1,160	(555,766)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	5,600	(2,683,007)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	5,000	(2,467,634)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	5,300	(2,615,234)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	3,200	(1,579,286)

Semi-Annual Report September 2008 / 78

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	$3,250	$(1,603,962)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	2,400	(1,184,464)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG

	01/25/38	1,320	(1,236,197)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	180	(168,572)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	495	(434,633)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	130	(114,146)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	1,100	(343,187)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	4,000	(3,078,508)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	5,000	(3,848,135)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	3,900	(3,001,546)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	3,400	(2,616,732)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	2,800	$(2,154,956)

			$(38,865,990)

Notes:

[1]	Cost for Federal income tax purposes is $462,852,634 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$8,566,620
Gross unrealized depreciation	(75,895,634)

Net unrealized (depreciation)	$(67,329,014)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $54,435,258 representing 20.31% of total net assets.

[4]	Illiquid security.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 5.74%, 07/13/14	$991,744	$875,625	0.33%
12/19/06	Boston Generating LLC 1st Lien, 5.29%, 12/19/13	2,959,086	2,363,040	0.88%
05/09/08	Calpine CCFC I Term Loan, 9.76%, 08/26/09	499,665	496,139	0.19%
04/12/07	Carestream Health, Inc. Term Loan, 8.06%, 10/30/13	2,266,350	1,421,251	0.53%
05/24/07	Cebridge 2nd Lien (PIK), 8.80%, 05/05/14	2,522,775	1,968,919	0.73%
09/26/07	General Motors Corp. Strip II, 5.24%, 07/20/11	1,429,875	1,013,959	0.38%
04/16/08	Kelson 1st Lien, 7.02%, 03/16/13	524,528	503,635	0.19%
08/09/06	Murray Bank Loan 3rd Lien, 18.77%, 07/28/11	1,086,543	1,010,485	0.38%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	4,876,391	4,245,015	1.58%
05/14/07	Swift Transportation Co., Inc. Term Loan, 6.86%, 05/06/14	1,848,815	1,403,634	0.52%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 8.01%, 12/15/14	1,000,000	870,833	0.32%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 8.29%, 12/31/08	1,523,810	556,191	0.21%
05/17/07	Tribune 1st Lien Term Loan B, 5.79%, 05/24/14	2,394,469	1,315,268	0.49%
02/01/07	United Air Lines, Inc., 5.46%, 02/01/14	1,210,385	750,439	0.28%

		$25,134,436	$18,794,433	7.01%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.

79 / Semi-Annual Report September 2008

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

[7]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
[8]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $78,159,759 which is 29.16% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

Semi-Annual Report September 2008 / 80

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 100.18%
ASSET-BACKED SECURITIES — 28.49%**
ACE Securities Corp. 2004-FM1 B1A
8.46%	09/25/33	[2]	$17,188	$1,762
ACE Securities Corp. 2006-SL1 A
3.37%	09/25/35	[2]	381,842	141,248
Asset Backed Funding Certificates 2003-WF1 A2
3.60%	12/25/32	[2]	95,922	86,645
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
4.49%	08/15/33	[2]	39,410	29,802
Asset Backed Securities Corp. Home Equity 2005-HE6 A2D
3.49%	07/25/35	[2]	97,383	95,471
Bayview Financial Acquisition Trust 2006-B 2A2
3.91%	04/28/36	[2]	70,801	68,700
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
4.21%	12/28/40	2,3,†	2,400,000	1,992,000
Carrington Mortgage Loan Trust 2007-FRE1 A1
3.33%	02/25/37	[2]	502,933	480,889
Castle Trust 2003-1AW A1
3.24%	05/15/27	2,3,†	628,919	528,292
Citigroup Mortgage Loan Trust, Inc. 2006-WFH2 A2A
3.36%	08/25/36	[2]	2,317,410	2,000,940
Citigroup Mortgage Loan Trust, Inc. 2006-WFH4 A1
3.26%	11/25/36	[2]	10,288	10,205
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	552,949	506,515
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		642,734	629,661
Countrywide Asset-Backed Certificates 2004-1 M2
3.76%	03/25/34	[2]	2,250,000	1,765,305
Countrywide Asset-Backed Certificates 2005-12 1A1
3.36%	02/25/36	[2]	7,324	7,305
Credit-Based Asset Servicing and Securitization LLC 2003-CB1 AF (STEP)
3.95%	01/25/33		109,774	95,881
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV1
3.25%	05/25/36	[2]	10,569	10,521
Credit-Based Asset Servicing and Securitization LLC 2007-CB1 AF1A
3.28%	01/25/37	[2]	74,767	69,839
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		961,729	930,774
Embarcadero Aircraft Securitization Trust 2000-A A1
2.97%	08/15/25	2,3,†	795,494	525,060
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 M1
3.61%	03/25/35	[2]	1,450,000	1,184,806
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF12 A2
3.25%	09/25/36	[2]	63,924	62,344
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF2 A2A
3.26%	03/25/37	[2]	783,207	739,941
Genesis Funding Ltd. 2006-1A G1
3.27%	12/19/32	2,3,†	1,750,000	1,242,650
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
3.65%	06/25/30	[2]	536,547	372,478
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP)
6.05%	04/25/27		103,197	89,626
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		62,813	46,222
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		132,258	98,947
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15		3,671	3,669
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		73,453	58,992
GSAMP Trust 2004-FM1 M2
5.31%	11/25/33	[2]	580,933	462,208
GSAMP Trust 2006-HE8 A2A
3.28%	01/25/37	[2]	407,845	392,806
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	4,†	100,000	28,994
GSAMP Trust 2007-FM1 A2A
3.28%	12/25/36	[2]	1,104,951	1,018,001
GSAMP Trust 2007-HE2 A2A
2.59%	03/25/47	[2]	744,258	697,940
HFC Home Equity Loan Asset Backed Certificates 2007-1 M1
3.57%	03/20/36	[2]	1,100,000	826,876
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
3.49%	07/20/36	[2]	125,000	91,962

81 / Semi-Annual Report September 2008

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
HFC Home Equity Loan Asset Backed Certificates 2007-2 M1
3.50%	07/20/36	[2]	$1,300,000	$853,092
Home Equity Asset Trust 2005-6 1A2
3.49%	12/25/35	[2]	1,476,074	1,358,189
Home Equity Asset Trust 2007-3 2A2
3.39%	08/25/37	[2]	2,500,000	2,099,775
IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1
4.33%	05/25/33	[2]	692,086	535,335
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
3.43%	04/25/46	[2]	69,060	42,131
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		746,731	687,711
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		266,690	244,736
IndyMac Residential Asset Backed Trust 2006-A A2
3.36%	03/25/36	[2]	847,799	833,436
IndyMac Residential Asset Backed Trust 2007-A 2A1
3.34%	04/25/47	[2]	19,686	18,979
Inman Square Funding Ltd. 2005-2A I
3.24%	10/06/40	2,3,4,†	2,203,797	925,595
JPMorgan Mortgage Acquisition Corp. 2006-CH2 AV2
3.26%	10/25/36	[2]	88,685	83,985
MASTR Asset Backed Securities Trust 2006-HE4 A1
3.26%	11/25/36	[2]	51,934	50,205
MASTR Asset Backed Securities Trust 2007-HE1 A2
3.36%	05/25/37	[2]	130,000	101,483
Mego Mortgage Home Loan Trust 1997-4 M1 (STEP)
8.00%	09/25/23		37,434	36,080
Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B
3.35%	01/25/37	[2]	9,146	9,057
Morgan Stanley ABS Capital I 2007-NC3 A2A
3.27%	05/25/37	[2]	1,600,628	1,451,820
Nationstar Home Equity Loan Trust 2007-B 2AV4
3.53%	04/25/37	[2]	85,000	46,753
Oakwood Mortgage Investors, Inc. 2002-B A1
2.72%	05/15/13	[2]	144,808	112,139
Option One Mortgage Loan Trust 2002-1 A
3.79%	02/25/32	[2]	94,255	64,623
Option One Mortgage Loan Trust 2003-2 A2
3.81%	04/25/33	[2]	125,436	93,651
Option One Mortgage Loan Trust 2003-5 A2
3.53%	08/25/33	[2]	86,503	77,002
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	334,341	27,035
Residential Asset Mortgage Products, Inc. 2003-RS1 AII
3.99%	02/25/33	[2]	63,794	52,673
Residential Asset Securities Corp. 2003-KS3 A2
3.81%	05/25/33	[2]	44,328	35,331
Residential Asset Securities Corp. 2006-EMX6 A1
3.27%	07/25/36	[2]	26,956	26,802
Residential Asset Securities Corp. 2007-KS4 A2
3.39%	05/25/37	[2]	100,000	75,593
Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1
3.32%	03/25/36	[2]	292,014	248,711
Resmae Mortgage Loan Trust 2006-1 A1B
3.48%	02/25/36	[2,3]	359,330	265,201
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
3.34%	05/25/37	[2]	1,957,419	1,824,763
SG Mortgage Securities Trust 2006-FRE1 A1B
3.48%	02/25/36	[2]	267,174	225,857
Structured Asset Receivables Trust 2003-1
3.29%	01/21/10	2,3,†	509,095	470,913
Structured Asset Receivables Trust 2003-2
3.19%	01/21/09	2,3,†	122,674	114,087
Structured Asset Receivables Trust 2005-1
3.29%	01/21/15	2,3,†	2,330,982	1,969,679
Structured Asset Securities Corp. 2005-S3 M1
3.71%	06/25/35	[2]	7,239	7,214
Structured Asset Securities Corp. 2007-BC2 A3
3.34%	03/25/37	[2]	1,840,000	1,512,529
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[3,4]	14,444,452	166,242
Terwin Mortgage Trust 2005-7SL A1
3.48%	07/25/35	[2,3]	72,495	69,586
UCFC Home Equity Loan 1998-D MF1
6.90%	04/15/30		260,545	245,978

Total Asset-Backed Securities (Cost $40,886,740)				34,459,248

CORPORATES — 26.31%*
Banking — 2.99%
BAC Capital Trust XV
3.61%	06/01/56	[2]	275,000	220,865

Semi-Annual Report September 2008 / 82

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Banponce Trust I A
8.33%	02/01/27		$900,000	$836,068
Chase Capital II B
3.30%	02/01/27	[2]	750,000	593,849
First Chicago NBD Institutional Capital I
3.35%	02/01/27	[2]	35,000	25,505
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	445,000	422,260
JPMorgan Chase Capital XIII M
4.71%	09/30/34	[2]	825,000	637,807
National Australia Bank Ltd. A
8.60%	05/19/10		835,000	874,571

				3,610,925

Electric — 4.06%
Appalachian Power Co.
6.60%	05/01/09		835,000	845,936
Entergy Gulf States, Inc.
3.57%	12/08/08	[2,3]	750,000	748,436
Entergy Louisiana LLC
5.83%	11/01/10		8,000	7,877
Midwest Generation LLC
8.30%	07/02/09		715,622	725,033
Mirant Mid Atlantic LLC A
8.62%	06/30/12		826,572	864,801
Power Contract Financing LLC
6.26%	02/01/10	[3]	318,984	323,227
Reliant Energy, Inc.
6.75%	12/15/14		700,000	602,000
TECO Energy, Inc.
4.80%	05/01/10	[2]	800,000	792,000

				4,909,310

Energy — 0.06%
FPL Group Capital, Inc.
3.70%	06/17/11	[2]	65,000	65,576

Finance — 12.42%
Bear Stearns Cos., Inc. (The) (MTN)
2.90%	08/21/09	[2]	800,000	775,332
2.90%	02/23/10	[2]	275,000	270,795
Capital One Financial Corp. (MTN)
3.10%	09/10/09	[2]	575,000	536,561
Citigroup, Inc.
3.07%	11/05/14	[2]	1,569,000	1,331,576
4.12%	02/22/10		65,000	60,907
4.50%	05/15/18	[2]	265,000	200,076
Countrywide Financial Corp. (MTN)
2.93%	01/05/09	[2]	600,000	564,000
3.42%	03/24/09	[2]	1,400,000	1,366,715
Credit Suisse Guernsey Ltd. 1
3.49%	05/29/49	[2]	1,035,000	660,402
Ford Motor Credit Co. LLC
4.36%	01/15/10	[2]	980,000	802,888
5.54%	01/13/12	[2]	766,000	482,580
GMAC LLC
5.01%	12/01/14	[2]	2,324,000	1,074,320
Goldman Sachs Group LP
4.50%	06/15/10		550,000	510,756
Goldman Sachs Group, Inc. (The)
5.45%	11/01/12		500,000	435,181
Goldman Sachs Group, Inc. (The) (MTN) B
3.19%	07/22/15	[2]	100,000	75,500
Lehman Brothers Holdings, Inc. (MTN)
2.91%	11/16/09		1,200,000	160,250
3.00%	07/18/11		620,000	82,796
MBNA Capital A
8.28%	12/01/26		800,000	718,974
MBNA Capital B
3.60%	02/01/27	[2]	761,000	621,515
Merrill Lynch & Co., Inc. (MTN)
4.61%	05/20/09	[2]	870,000	849,444
Merrill Lynch & Co., Inc. C (MTN)
3.05%	02/06/09	[2]	940,000	893,106
Morgan Stanley
4.00%	01/15/10		400,000	326,000
4.25%	05/15/10		500,000	406,433
6.75%	04/15/11		30,000	22,215
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	1,521,000	1,441,908
Woodbourne Capital Trust I
4.97%	04/08/49	[2,3,4]	150,000	88,500
Woodbourne Capital Trust II
4.81%	04/08/49	[2,3,4]	150,000	88,500
Woodbourne Capital Trust III
4.81%	04/08/49	[2,3,4]	150,000	88,500
Woodbourne Capital Trust IV
4.81%	04/08/49	[2,3,4]	150,000	88,500

				15,024,230

Health Care — 1.01%
Cardinal Health, Inc.
4.32%	10/02/09	[2]	1,245,000	1,224,404

Real Estate Investment Trust (REIT) — 3.78%
BRE Properties, Inc.
5.75%	09/01/09		340,000	334,579
Developers Diversified Realty Corp.
3.88%	01/30/09		1,300,000	1,279,300

83 / Semi-Annual Report September 2008

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
First Industrial LP
5.25%	06/15/09		$425,000	$423,749
HRPT Properties Trust
3.42%	03/16/11	[2]	659,000	598,880
Mack-Cali Realty LP
7.25%	03/15/09		530,000	531,997
Reckson Operating Partnership LP
7.75%	03/15/09		30,000	29,645
Rouse Co. LP (The)
3.62%	03/15/09		40,000	35,800
Simon Property Group LP
4.88%	08/15/10		1,000,000	976,696
7.12%	02/09/09		360,000	363,935

				4,574,581

Transportation — 1.99%
American Airlines, Inc. 2001-2 A1
6.98%	04/01/11	[5]	21,639	19,799
Continental Airlines, Inc. 1998-3
6.32%	11/01/08		454,000	450,028
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11		1,477,779	1,403,890
United Air Lines, Inc. 2000-2 A1
7.03%	10/01/10		342,620	338,337
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[5]	196,397	190,505

				2,402,559

Total Corporates (Cost $36,043,345)				31,811,585

BANK LOANS — 4.74%*
Communications — 0.67%
Cebridge 2nd Lien
7.30%	05/05/14	[6]	1,000,000	815,833

Consumer Discretionary — 0.43%
Tribune 1st Lien Term Loan B
5.79%	05/24/14	[6]	987,500	525,844

Electric — 0.66%
Calpine CCFC I Term Loan
9.76%	08/26/09	[6]	795,812	793,822

Finance — 0.17%
Kelson 1st Lien
7.02%	03/16/13	[6]	215,747	201,454

Health Care — 1.39%
Community Health Systems, Inc. 1st Lien
5.28%	07/25/14	[6]	953,428	839,016
HCA Term Loan A
5.76%	11/18/12	[6]	957,796	842,382

				1,681,398

Transportation — 1.42%
Northwest Air Dip
4.70%	05/21/12	[6]	1,474,949	1,275,216
United Air Lines, Inc.
5.46%	02/01/14	[6]	707,222	438,478

				1,713,694

Total Bank Loans (Cost $6,966,958)				5,732,045

MORTGAGE-BACKED — 40.64%**
Commercial Mortgage-Backed — 6.57%
Bayview Commercial Asset Trust 2004-1 A
3.57%	04/25/34	[2,3]	1,489,145	1,344,624
Bayview Commercial Asset Trust 2004-2 A
3.64%	08/25/34	[2,3]	1,334,160	1,205,966
Bayview Commercial Asset Trust 2005-2A A1
3.52%	08/25/35	[2,3]	724,025	677,885
Bayview Commercial Asset Trust 2007-1 A1
3.43%	03/25/37	2,3,†	2,665,146	2,185,649
Bayview Commercial Asset Trust 2007-3 A1
3.45%	07/25/37	2,3,†	2,804,126	2,299,505
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		55,000	55,191
Deutsche Bank Alternate Loan Trust 2006-AR6 A3
3.30%	02/25/37	[2]	73,348	67,027
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		59,206	59,167
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		48,061	48,893
Morgan Stanley Mortgage Loan Trust 2004-2AR 1A
6.43%	02/25/34	[2]	5,040	4,243

				7,948,150

Non-Agency Mortgage-Backed — 20.17%
Alliance Bancorp Trust 2007-OA1 A1
3.45%	07/25/37	[2]	3,110,553	1,883,116
American Home Mortgage Assets 2006-2 2A1
3.40%	09/25/46	[2]	1,960,342	1,161,937
American Home Mortgage Assets 2007-4 A2
3.40%	08/25/37	2,†	1,880,000	1,297,119

Semi-Annual Report September 2008 / 84

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust 2007-2 11A1
3.44%	03/25/47	[2]	$93,204	$74,239
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
3.41%	11/25/36	[2]	1,712,248	1,020,294
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
3.42%	06/25/37	[2]	1,701,461	998,641
Chase Mortgage Finance Corp. 2007-A2 2A3
4.70%	07/25/37	[2]	85,282	80,300
Chevy Chase Mortgage Funding Corp. 2004-1A A1
3.49%	01/25/35	[2,3]	745,238	662,585
Chevy Chase Mortgage Funding Corp. 2005-2A A1
3.39%	05/25/36	[2,3]	839,032	675,269
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		23,797	22,540
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.16%	02/25/34	[2]	716,239	579,302
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.71%	05/25/35	4,7,†	1,629,356	25,857
Countrywide Alternative Loan Trust 2005-17 1X3
2.89%	06/25/35	[4,7]	160,278	2,154
Countrywide Alternative Loan Trust 2005-27 2A1
4.21%	08/25/35	[2]	1,192,301	706,591
Countrywide Alternative Loan Trust 2005-27 3A2
3.96%	08/25/35	[2]	115,102	63,307
Countrywide Alternative Loan Trust 2005-59 1A1
3.54%	11/20/35	[2]	1,220,941	781,727
Countrywide Alternative Loan Trust 2005-61 2A1
3.49%	12/25/35	[2]	608,271	386,394
Countrywide Alternative Loan Trust 2005-72 A1
3.48%	01/25/36	[2]	986,949	622,303
Countrywide Alternative Loan Trust 2006-OA12 A2
3.40%	09/20/46	[2]	2,307,233	1,272,084
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.92%	05/20/46	[4]	6,097,356	159,103
CS First Boston Mortgage Securities Corp. 1997-2 A
7.50%	06/25/20	[3]	15,307	15,161
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
3.80%	04/19/47	[2]	2,490,050	1,500,337
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A1
5.78%	11/15/39		51,891	51,640
Harborview Mortgage Loan Trust 2004-8 2A4A
3.43%	11/19/34	[2]	46,686	34,867
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.49%	03/19/35	[4,7]	2,298,769	23,347
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.58%	11/19/35	[2,4]	224,198	4,484
Harborview Mortgage Loan Trust 2005-11 2A1A
3.34%	08/19/45	[2]	47,012	30,166
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
3.60%	12/25/34	[2]	261,119	170,985
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
2.63%	12/25/34	[4,7]	979,582	8,877
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
3.61%	08/25/34	[2]	6,961	4,929
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
3.64%	09/25/34	[2]	180,411	126,845
Lehman XS Trust 2007-12N 1A3A
3.41%	07/25/47	[2]	4,000,000	984,127
MASTR Seasoned Securities Trust 2004-1 4A1
5.58%	10/25/32	[2]	249,884	230,462
MASTR Seasoned Securities Trust 2005-1 4A1
5.59%	10/25/32	[2]	596,107	492,196
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		45,449	45,496
Residential Accredit Loans, Inc. 2005-QO3 A1
3.61%	10/25/45	[2]	2,374,845	1,548,230
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.12%	03/25/16		281,808	287,323
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		29,971	31,436
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
5.38%	12/27/35	2,†	2,118,861	1,642,136

85 / Semi-Annual Report September 2008

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
3.41%	10/25/36	[2]	$2,197,009	$1,344,439
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	7,485	7,397
Structured Asset Securities Corp. 2002-5A 6A
6.28%	04/25/32	[2]	28,867	25,759
Summit Mortgage Trust 2000-1 B5
6.65%	12/28/12	[2,3]	34	35
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[3]	1,481,970	51,996
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
3.63%	04/25/47	[2]	1,939,459	1,116,062
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.48%	01/25/33	[2]	97,462	93,814
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
3.80%	05/25/46	2,†	1,973,542	1,697,245
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		335,195	344,284

				24,388,937

U.S. Agency Mortgage-Backed — 13.90%
Fannie Mae 1997-91 SL (IO)
7.50%	11/25/23	[2]	375,596	72,072
Fannie Mae 2001-48 PD
6.50%	06/25/20		9,434	9,492
Fannie Mae 2002-94 BJ
5.50%	04/25/16		6,762	92
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		555,238	84,331
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	251,827
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		260,366	6,374
Fannie Mae 2006-B2 AB
5.50%	05/25/14		33,839	34,351
Fannie Mae 2007-83 PA
6.00%	03/25/29		1,795,573	1,837,955
Fannie Mae FNCI (TBA)
5.00%	10/25/23		2,480,000	2,462,563
5.50%	10/25/23		6,510,000	6,576,117
Fannie Mae G-36 ZB
7.00%	11/25/21		4,125	4,328
Fannie Mae Pool 447965
6.00%	12/01/18		50,496	51,747
Fannie Mae Pool 523829
8.00%	11/01/19		46,215	50,327
Fannie Mae Pool 549740
6.50%	10/01/27		42,793	44,022
Fannie Mae Pool 555312
5.99%	01/01/33	[2]	18,123	18,290
Fannie Mae Pool 646884
5.48%	05/01/32	[2]	256,243	257,207
Fannie Mae Pool 802665
5.82%	12/01/34	[2]	29,606	30,362
Fannie Mae Pool 887714
6.05%	08/01/36	[2]	1,890,403	1,941,568
Freddie Mac 2 L
8.00%	11/25/22		33,903	36,882
Freddie Mac 2080 PJ
6.50%	08/15/28		575,236	595,628
Freddie Mac 2480 NF
3.49%	01/15/32	[2]	65,269	65,253
Freddie Mac 2657 NX
5.00%	01/15/16		4,463	6
Freddie Mac Gold G12393
5.50%	10/01/21		104,878	105,664
Freddie Mac Gold G12797
6.50%	02/01/22		90,426	93,718
Freddie Mac Non Gold Pool 1L0113
6.26%	05/01/35	[2]	528,493	548,153
Freddie Mac Non Gold Pool 781186
6.18%	01/01/34	[2]	38,562	39,120
Freddie Mac Non Gold Pool 788498
6.36%	02/01/30	[2]	475,789	478,637
Freddie Mac Non Gold Pool 847288
4.22%	05/01/34	[2]	772,100	781,039
Ginnie Mae 2003-82 IO
5.50%	03/20/29		29,113	695
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		65,752	134
Ginnie Mae II Pool 80968
5.63%	07/20/34	[2]	332,241	336,000

				16,813,954

Total Mortgage-Backed (Cost $61,323,692)				49,151,041

Total Bonds – 100.18% (Cost $145,220,735)				121,153,919

Semi-Annual Report September 2008 / 86

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 12.65%
Commercial Paper — 1.57%
National Rural Utilities Co.
2.85%[8]	10/10/08		$1,895,000	$1,893,650

Money Market Fund — 0.00%
Goldman Sachs Group, Inc. (The), 2.39%			5,000	5,000

U.S. Agency Discount Notes — 10.51%
Fannie Mae
2.18%[8]	10/14/08	[9]	70,000	69,945
2.33%[8]	10/14/08		743,000	742,384
Federal Home Loan Bank
2.17%[8]	12/17/08		2,787,000	2,772,246
2.27%[8]	12/21/08	[9]	6,200,000	6,169,310
2.41%[8]	12/12/08		205,000	203,985
3.17%[8]	12/18/08		2,154,000	2,142,450
Freddie Mac
3.18%[8]	12/26/08		609,000	605,400

				12,705,720

U.S. Treasury Bills — 0.57%
0.02%[8]	10/23/08		696,000	695,991

Total Short Term Investments (Cost $15,300,766)				15,300,361

Total Investments – 112.83% (Cost $160,521,501)[1]				136,454,280

Liabilities in Excess of Other Assets – (12.83)%				(15,518,450)

Net Assets – 100.00%				$120,935,830

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: LONG POSITIONS
2	S&P 500 Index E-Mini, December 2008	$(8,779)
292	S&P 500 Index, December 2008	(7,790,016)

	Net unrealized depreciation	$(7,798,795)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
11	U.S. Treasury Two Year Note, December 2008	$19,961

	Net unrealized appreciation	$19,961

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN

The Fund pays a floating rate based on 1-month USD LIBOR minus 4 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston

	10/03/08	$19,938	$(1,802,751)

The Fund pays a floating rate based on 1-month USD LIBOR minus 4 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: JPMorgan Chase & Co.

	10/03/08	19,938	(1,802,751)

The Fund pays a floating rate based on 1-month USD LIBOR plus 30 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Goldman Sachs Group, Inc.

	11/05/08	18,160	—

			$(3,605,502)

SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	2,418	(19,168)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.20% quarterly. Counterparty: CS First Boston
	06/03/11	9,480	80,612
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.23% semi-annually. Counterparty: Citigroup, Inc.
	06/10/11	4,310	37,610
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.21% semi-annually. Counterparty: Citigroup, Inc.
	06/11/11	7,180	59,386
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42% quarterly. Counterparty: CS First Boston
	06/11/11	4,310	52,712
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.03% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/11	8,500	8,193
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.96% semi-annually. Counterparty: CS First Boston
	06/03/19	2,310	(62,778)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.06% semi-annually. Counterparty: Citigroup, Inc.
	06/10/19	1,050	(36,139)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.00% semi-annually. Counterparty: CS First Boston
	06/11/19	1,050	(31,354)

87 / Semi-Annual Report September 2008

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.97% semi-annually. Counterparty: Citigroup, Inc.
	06/11/19	$1,750	$(48,148)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70% semi-annually. Counterparty: JPMorgan Chase & Co.
	09/26/19	2,070	(1,954)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	900	(5,272)

			$33,700

SWAPS: CREDIT DEFAULT (PURCHASED)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	300	9,347

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	200	5,634

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	295	71,728

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	325	(15,504)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	100	(5,131)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	240	(12,574)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	390	(19,870)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	220	(3,090)

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	500	(6,121)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	75	(582)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston

	03/20/13	425	28,394

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	80	(6,617)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	75	(582)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.

	06/20/13	100	989

The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG

	03/20/14	450	23,290

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	80	(7,209)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	150	(2,052)

			$60,050

SWAPS: CREDIT DEFAULT (WRITTEN)

The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston

	03/20/09	550	(9,245)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	225	(198,348)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	1,245	(596,490)

The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.

	08/25/37	225	(198,348)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	1,140	(546,156)

Semi-Annual Report September 2008 / 88

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc.

	08/25/37	$300	$(143,733)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	380	(182,061)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	750	(370,145)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	550	(271,211)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	500	(246,763)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

	01/25/38	400	(197,411)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	500	(246,763)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG

	01/25/38	150	(140,477)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	55	(51,508)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	225	(197,561)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	520	(456,584)

The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.

	01/25/38	450	(395,121)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	300	(93,596)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	350	(269,370)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	400	(307,851)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	300	(230,888)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	300	(230,888)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc.

	05/25/46	250	(192,407)

			$(5,772,925)

Notes:

[1]	Cost for Federal income tax purposes is $160,579,358 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$284,545
Gross unrealized depreciation	(24,409,623)

Net unrealized (depreciation)	$(24,125,078)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2008 was $19,170,193 representing 15.85% of total net assets.

[4]	Illiquid security.
[5]	Expected maturity date.

89 / Semi-Annual Report September 2008

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2008 (Unaudited)

[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/02/08	Calpine CCFC I Term Loan, 9.76%, 08/26/09	$801,324	$793,822	0.66%
06/28/07	Community Health Systems, Inc. 1st Lien, 5.28%, 07/25/14	953,428	839,016	0.69%
10/22/07	HCA Term Loan A, 5.76%, 11/18/12	932,859	842,382	0.70%
03/07/07	Kelson 1st Lien, 7.02%, 03/16/13	215,747	201,454	0.17%
08/21/06	Northwest Air Dip, 4.70%, 05/21/12	1,374,879	1,275,216	1.05%
05/17/07	Tribune 1st Lien Term Loan B, 5.79%, 05/24/14	981,500	525,844	0.44%
02/01/07	United Air Lines, Inc., 5.46%, 02/01/14	707,222	438,478	0.36%

		$5,966,959	$4,916,212	4.07%

[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2008.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $17,478,331 which is 14.45% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Semi-Annual Report September 2008 / 90

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2008 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $183,212,157, $1,827,807,896, $196,314,548, $7,487,930,709, $129,097,726, $462,159,033, and $160,521,501, respectively) (Note 2)	$154,779,111	$1,606,101,373
Cash and cash equivalents (Note 2)	—	449,018
Cash on deposit with brokers for securities sold short and written option contracts (Note 3)	—	—
Dividends and interest receivable	750,964	11,787,750
Due from Adviser (Note 6)	19,014	51,196
Receivable for securities sold	34,126	13,912,364
Receivable for capital stock sold	90,755	4,505,770
Receivable for daily variation margin on futures contracts (Note 3)	76,677	906,236
Other assets	17,182	54,332

Total Assets	155,767,829	1,637,768,039

Liabilities:
Securities sold short (Proceeds $0, $0, $0, $0, $0, $483,062, and $0, respectively) (Note 3)	—	—
Swap contracts, at value (Premiums received $9,643,558, $51,744,972, $4,448,530, $171,795,676, $1,359,239, $35,327,209, and $4,512,549, respectively) (Note 3)	9,148,286	51,580,984
Written option contracts, at value (Premiums received $0, $1,394,624, $145,761, $3,826,705, $88,366, $640,908, and $0, respectively) (Note 3)	—	4,120,442
Reverse repurchase agreements (Proceeds $0, $0, $0, $0, $0, $7,815,000, and $0, respectively) (Note 3)	—	—
Payable to Custodian	381,469	—
Payable for securities purchased	7,490,403	46,411,762
Payable for capital stock redeemed	238,752	9,212,254
Payable for daily variation margin on futures contracts (Note 3)	—	—
Distributions payable	221,053	374,363
Interest payable (Note 3)	—	—
Due to Adviser (Note 6)	44,515	389,879
Accrued trustees fees	16,898	93,033
Accrued 12b-1 expenses	7,933	177,461
Accrued other expenses	62,290	332,095

Total liabilities	17,611,599	112,692,273

Net assets	$138,156,230	$1,525,075,766

Class M Shares:
Net assets (Applicable to 13,018,048, 134,662,061, 2,347,313, 394,677,806, 5,318,328, 4,975,963, and 21,544,592, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$55,733,165	$1,099,785,420

Net asset value, offering and redemption price per Class M share	$4.28	$8.17

Class I Shares:
Net assets (Applicable to 19,253,441, 52,051,271, 14,536,763, 226,863,698, 7,083,090, 28,804,466, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$82,423,065	$425,290,346

Net asset value, offering and redemption price per Class I share	$4.28	$8.17

Net Assets Consist of:
Capital paid-in (Note 8)	$181,956,665	$1,833,935,789
Accumulated undistributed net investment income/(loss)	(254,936)	(3,446,109)
Accumulated undistributed net realized (loss) on investments, futures contracts, securities sold short, swap contracts and written options	(15,653,937)	(80,822,101)
Net unrealized (depreciation) on investments	(28,433,046)	(221,706,523)
Net unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	541,484	(2,885,290)

	$138,156,230	$1,525,075,766

See accompanying notes to financial statements.

91 / Semi-Annual Report September 2008

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2008 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
$186,303,898	$7,098,279,557	$113,468,842	$395,523,620	$136,454,280
60,202	1,357,209	1,294,954	152,977	2,100,522
—	—	2,793	1,476,884	—
1,169,577	46,619,129	2,480,796	3,695,531	625,200
16,749	29,481	19,262	—	6,477
29,919	410,475,332	4,588,519	26,317,041	12,185,425
—	15,407,064	4,419	62,238	595
246	815,684	31,798	894,850	4,087,209
14,004	131,822	23,876	16,704	8,671

187,594,595	7,573,115,278	121,915,259	428,139,845	155,468,379

—	—	—	609,504	—
4,665,018	175,988,862	2,076,053	33,900,380	9,284,677
359,715	9,208,482	153,281	1,645,294	—
—	—	—	7,815,000	—
—	—	—	—	—
21,988,821	1,635,230,641	8,031,831	106,388,254	25,207,533
25,896	22,864,177	448,048	9,533,114	8,147
48,938	—	—	—	—
92,168	3,524,987	20,394	9,038	—
—	—	—	1,650	—
46,822	1,688,144	68,171	76,299	—
7,987	215,140	7,724	17,559	—
3,740	645,849	10,384	8,282	—
38,272	619,795	41,400	78,181	32,192

27,277,377	1,849,986,077	10,857,286	160,082,555	34,532,549

$160,317,218	$5,723,129,201	$111,057,973	$268,057,290	$120,935,830

$22,291,219	$3,634,493,499	$47,624,247	$39,484,111	$120,935,830

$9.50	$9.21	$8.95	$7.93	$5.61

$138,025,999	$2,088,635,702	$63,433,726	$228,573,179	N/A

$9.49	$9.21	$8.96	$7.94	N/A

$170,953,112	$6,156,521,804	$132,658,178	$393,403,926	$188,619,675
(190,877)	(4,129,296)	(25,637)	514,294	3,193,432
(40,173)	(32,212,649)	(5,181,385)	(57,999,928)	(34,259,094)
(10,010,650)	(389,651,152)	(15,628,884)	(66,635,413)	(24,067,221)
(394,194)	(7,399,506)	(764,299)	(1,225,589)	(12,550,962)

$160,317,218	$5,723,129,201	$111,057,973	$268,057,290	$120,935,830

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 92

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2008 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$5,252,466	$55,183,496
Dividends	16,157	318,153

Total investment income	5,268,623	55,501,649

Expenses:
Investment advisory fees (Note 6)	224,530	2,676,604
Administration Fees	55,805	311,522
Custodian fees	15,788	39,163
Distribution (12b-1) fees	64,063	1,196,972
Interest expense	6	813
Insurance expense	2,702	18,589
Miscellaneous expenses	28,209	145,446
Professional fees	17,256	58,197
Registration and filing fees	35,738	41,405
Reports to shareholders	12,998	86,647
Transfer agent fees	19,553	255,315
Trustees’ fees and expenses	2,735	21,700

Repayment of reimbursed expenses (Note 5)	—	—

Total operating expenses	479,383	4,852,373
Expenses waived and reimbursed (Note 6)	(109,953)	(175,003)

Net expenses	369,430	4,677,370

Net investment income	4,899,193	50,824,279

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Securities Sold Short, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(2,546,814)	(39,879,489)
Futures contracts	(331,551)	(281,693)
Swap contracts	(1,218,695)	(30,517,405)
Written options	—	—
Net change in unrealized appreciation/depreciation on:
Investments	(10,094,919)	(80,735,899)
Futures contracts	531,640	(396,404)
Securities sold short	—	—
Swap contracts	658,150	22,584,548
Written options	12,320	468,679

Net change in realized and unrealized loss on investments, futures contracts, securities sold short, swap contracts and written options	(12,989,869)	(128,757,663)

Net Decrease in Net Assets from Operations	$(8,090,676)	$(77,933,384)

See accompanying notes to financial statements.

93 / Semi-Annual Report September 2008

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2008 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
$4,502,505	$173,124,555	$4,766,269	$15,433,076	$4,065,657
34,230	1,390,327	102,074	368,143	46,301

4,536,735	174,514,882	4,868,343	15,801,219	4,111,958

278,035	10,247,756	283,777	381,469	—
48,375	920,778	41,336	74,623	40,047
12,426	90,966	7,394	18,165	11,308
19,029	3,845,876	59,639	53,697	—
—	3,786	60	304,835	10,486
1,457	52,521	985	3,072	1,554
18,510	311,717	11,326	22,525	15,971
29,130	128,552	27,435	30,815	22,904
19,845	101,631	22,176	23,360	12,370
6,083	219,189	4,828	18,789	8,220
18,448	515,223	19,031	18,945	10,332
1,702	58,440	1,336	4,668	2,064

—	236,121	—	—	—

453,040	16,732,556	479,323	954,963	135,256
(84,481)	—	(107,469)	—	(14,413)

368,559	16,732,556	371,854	954,963	120,843

4,168,176	157,782,326	4,496,489	14,846,256	3,991,115

301,796	(38,203,841)	(2,746,967)	(24,133,212)	(616,170)
(3,460)	2,358,643	32,217	(1,420,251)	(5,920,802)
(2,371,869)	(91,045,302)	(573,091)	(16,335,938)	(5,961,637)
(11,328)	6,726,618	216,722	755,331	—
(10,495,821)	(306,704,170)	(6,720,779)	(4,526,974)	(9,284,999)
(11,776)	125,406	17,430	3,796,184	(6,431,754)
—	—	—	108,661	—
1,853,892	63,321,102	495,903	12,315,986	352,058
(13,402)	(5,291,244)	(167,817)	(359,388)	7,546

(10,751,968)	(368,712,788)	(9,446,382)	(29,799,601)	(27,855,758)

$(6,583,792)	$(210,930,462)	$(4,949,893)	$(14,953,345)	$(23,864,643)

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 94

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Operations:
Net investment income	$4,899,193	$16,205,037
Net realized gain/(loss) on investments	(2,546,814)	(10,624,965)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(1,550,246)	(581,128)
Net change in unrealized appreciation/depreciation on investments	(10,094,919)	(17,662,091)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	1,202,110	(624,881)

Net (decrease) in net assets resulting from operations	(8,090,676)	(13,288,028)

Distributions to Shareholders from:
Net investment income:
Class M	(2,259,848)	(8,187,325)
Class I	(2,893,019)	(8,144,065)

Net decrease in net assets resulting from distributions	(5,152,867)	(16,331,390)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	11,604,823	168,017,534
Shares issued in reinvestment of distributions	2,222,795	8,046,926
Cost of shares redeemed	(85,456,548)	(147,129,009)

Total Class M capital share transactions	(71,628,930)	28,935,451

Class I:
Proceeds from sale of shares	41,686,069	136,486,559
Shares issued in reinvestment of distributions	1,752,380	6,828,930
Cost of shares redeemed	(73,840,946)	(134,285,273)

Total Class I capital share transactions	(30,402,497)	9,030,216

Net increase/(decrease) in net assets resulting from capital share transactions	(102,031,427)	37,965,667

Net increase/(decrease) in net assets	(115,274,970)	8,346,249
Redemption fees (Note 8)	150	150
Net assets at beginning of period	253,431,050	245,084,651

Net assets at end of period (including undistributed net investment income of $(254,936), $(1,262), $(3,446,109), $1, $(190,877), $(99,348), $(4,129,296) and $99, respectively)	$138,156,230	$253,431,050

See accompanying notes to financial statements.

95 / Semi-Annual Report September 2008

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
$50,824,279	$98,393,040	$4,168,176	$6,083,008	$157,782,326	$192,412,691
(39,879,489)	11,582,131	301,796	2,705,433	(38,203,841)	151,198,687
(30,799,098)	5,543,793	(2,386,657)	540,701	(81,960,041)	35,106,239
(80,735,899)	(129,940,260)	(10,495,821)	85,956	(306,704,170)	(92,109,230)
22,656,823	(26,948,140)	1,828,714	(2,323,741)	58,155,264	(68,638,515)

(77,933,384)	(41,369,436)	(6,583,792)	7,091,357	(210,930,462)	217,969,872

(37,971,998)	(64,286,549)	(469,953)	(684,080)	(99,905,794)	(105,872,657)
(16,298,391)	(35,942,182)	(3,789,752)	(5,769,630)	(62,005,927)	(90,097,721)

(54,270,389)	(100,228,731)	(4,259,705)	(6,453,710)	(161,911,721)	(195,970,378)

290,263,409	1,032,515,319	9,329,452	3,478,316	993,184,219	2,825,655,165
36,561,678	62,713,569	456,706	676,439	85,745,263	90,804,858
(446,463,667)	(631,930,289)	(1,482,992)	(1,477,532)	(745,211,205)	(601,511,509)

(119,638,580)	463,298,599	8,303,166	2,677,223	333,718,277	2,314,948,514

34,560,806	290,410,058	9,685,892	57,195,447	302,675,902	1,135,607,294
15,186,646	32,670,111	3,210,658	4,617,661	55,269,641	81,458,888
(181,685,040)	(392,389,475)	(3,938,370)	(18,521,649)	(356,061,429)	(294,396,413)

(131,937,588)	(69,309,306)	8,958,180	43,291,459	1,884,114	922,669,769

(251,576,168)	393,989,293	17,261,346	45,968,682	335,602,391	3,237,618,283

(383,779,941)	252,391,126	6,417,849	46,606,329	(37,239,792)	3,259,617,777
98	98	(287)	(287)	—	303
1,908,855,609	1,656,464,385	153,899,656	107,293,614	5,760,368,993	2,500,750,913

$1,525,075,766	$1,908,855,609	$160,317,218	$153,899,656	$5,723,129,201	$5,760,368,993

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 96

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Operations:
Net investment income	$4,496,489	$8,398,587
Net realized gain/(loss) on investments	(2,746,967)	(3,683,652)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(324,152)	1,627,745
Net change in unrealized depreciation on investments	(6,720,779)	(8,850,671)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	345,516	(1,161,823)

Net (decrease) in net assets resulting from operations	(4,949,893)	(3,669,814)

Distributions to Shareholders from:
Net investment income:
Class M	(1,857,668)	(3,256,924)
Class I	(2,640,580)	(5,113,040)
Net realized gains:
Class M	—	—
Class I	—	—
Return of capital:
Class M	—	(399,476)
Class I	—	(627,139)

Net decrease in net assets resulting from distributions	(4,498,248)	(9,396,579)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	17,160,253	21,218,659
Shares issued in reinvestment of distributions	1,737,686	3,426,678
Cost of shares redeemed	(8,430,072)	(16,374,281)

Total Class M capital share transactions	10,467,867	8,271,056

Class I:
Proceeds from sale of shares	3,999,174	37,358,010
Shares issued in reinvestment of distributions	2,637,803	5,447,678
Cost of shares redeemed	(1,506,699)	(21,994,552)

Total Class I capital share transactions	5,130,278	20,811,136

Net increase in net assets resulting from capital share transactions	15,598,145	29,082,192

Net increase in net assets	6,150,004	16,015,799
Redemption fees (Note 8)	53,599	40,370
Net assets at beginning of period	104,854,370	88,798,201

Net assets at end of period (including undistributed net investment income of $(25,637), $(23,878), $514,294, $2,738,619, $3,193,432 and $(1,836), respectively)	$111,057,973	$104,854,370

See accompanying notes to financial statements.

97 / Semi-Annual Report September 2008

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
$14,846,256	$36,620,510	$3,991,115	$10,902,313
(24,133,212)	(12,329,646)	(616,170)	347,264
(17,000,858)	(1,163,680)	(11,882,439)	(18,235,165)
(4,526,974)	(62,280,904)	(9,284,999)	(14,181,076)
15,861,443	(16,180,918)	(6,072,150)	(5,594,630)

(14,953,345)	(55,334,638)	(23,864,643)	(26,761,294)

(2,396,199)	(6,007,595)	(795,847)	(10,314,613)
(14,674,382)	(29,937,163)	—	—
—	—	—	(5,349,411)
—	—	—	—
—	—	—	(2,180,831)
—	—	—	—

(17,070,581)	(35,944,758)	(795,847)	(17,844,855)

4,351,746	26,935,440	20,760,354	43,103,283
2,362,164	5,872,231	661,684	16,366,233
(6,386,082)	(73,246,028)	(33,469,229)	(40,915,845)

327,828	(40,438,357)	(12,047,191)	18,553,671

7,686,963	112,271,449	—	—
14,604,297	29,886,741	—	—
(37,961,523)	(163,502,971)	—	—

(15,670,263)	(21,344,781)	—	—

(15,342,435)	(61,783,138)	(12,047,191)	18,553,671

(47,366,361)	(153,062,534)	(36,707,681)	(26,052,478)
189	188	—	—
315,423,462	468,485,808	157,643,511	183,695,989

$268,057,290	$315,423,462	$120,935,830	$157,643,511

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 98

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	PERIOD ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$4.64	$5.12	$5.09	$5.11	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.12 #	0.26 #	0.24 #	0.20 #	0.17 #	0.16 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.35)	(0.48)	0.03	(0.02)	(0.05)	0.16

Total from Investment Operations	(0.23)	(0.22)	0.27	0.18	0.12	0.32

Less Distributions:
From net investment income	(0.13)	(0.26)	(0.24)	(0.20)	(0.17)	(0.16)
From net capital gains	—	—	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.13)	(0.26)	(0.24)	(0.20)	(0.17)	(0.16)

Net Asset Value, End of Period	$4.28	$4.64	$5.12	$5.09	$5.11	$5.16

Total Return	(5.05)%[2]	(4.48)%	5.52%	3.62%	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$55,733	$133,051	$119,957	$200,563	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[3]	0.54%	0.57%	0.57%	0.62%	0.76%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.37%[3]	5.23%	4.74%	3.93%	3.25%[4]	3.62%[3]
Portfolio Turnover Rate	8%[2]	30%	81%	20%	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

99 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	PERIOD ENDED MARCH 31, 2005
Net Asset Value, Beginning of Period	$4.64	$5.12	$5.09	$5.11	$5.15

Income from Investment Operations:
Net investment income	0.13 #	0.27 #	0.25 #	0.21 #	0.12 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.36)	(0.48)	0.03	(0.02)	(0.04)

Total from Investment Operations	(0.23)	(0.21)	0.28	0.19	0.08

Less Distributions:
From net investment income	(0.13)	(0.27)	(0.25)	(0.21)	(0.12)
From net capital gains	—	—	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.13)	(0.27)	(0.25)	(0.21)	(0.12)

Net Asset Value, End of Period	$4.28	$4.64	$5.12	$5.09	$5.11

Total Return	(4.97)%[2]	(4.32)%	5.69%	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$82,423	$120,380	$125,128	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%[3]	0.38%	0.40%	0.41%	0.49%[3]
After expense waivers and reimbursements	0.34%[3]	0.34%	0.34%	0.34%	0.34%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.53%[3]	5.40%	4.94%	4.10%	3.43%[3,4]
Portfolio Turnover Rate	8%[2]	30%	81%	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 100

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$8.81	$9.49	$9.32	$9.39	$9.55	$9.36

Income from Investment Operations:
Net investment income	0.24 #	0.48 #	0.45 #	0.38 #	0.35 #	0.42 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.62)	(0.67)	0.16	(0.07)	(0.16)	0.20

Total from Investment Operations	(0.38)	(0.19)	0.61	0.31	0.19	0.62

Less Distributions:
From net investment income	(0.26)	(0.49)	(0.44)	(0.38)	(0.35)	(0.43)

Total Distributions	(0.26)	(0.49)	(0.44)	(0.38)	(0.35)	(0.43)

Net Asset Value, End of Period	$8.17	$8.81	$9.49	$9.32	$9.39	$9.55

Total Return	(4.40)%[1]	(2.11)%	6.74%	3.38%	2.02%	6.81%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,099,785	$1,313,261	$944,867	$334,038	$325,137	$335,686
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%[2]	0.59%	0.60%	0.60%	0.62%	0.64%
After expense waivers and reimbursements	0.58%[2]	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.64%[2]	5.21%	4.78%	4.01%	3.75%	4.47%
Portfolio Turnover Rate	21%[1]	95%	80%	96%	108%	94%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

101 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$8.82	$9.49	$9.32	$9.39	$9.55	$9.36

Income from Investment Operations:
Net investment income	0.25 #	0.50 #	0.47 #	0.40 #	0.37 #	0.43 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.63)	(0.66)	0.16	(0.07)	(0.17)	0.21

Total from Investment Operations	(0.38)	(0.16)	0.63	0.33	0.20	0.64

Less Distributions:
From net investment income	(0.27)	(0.51)	(0.46)	(0.40)	(0.36)	(0.45)

Total Distributions	(0.27)	(0.51)	(0.46)	(0.40)	(0.36)	(0.45)

Net Asset Value, End of Period	$8.17	$8.82	$9.49	$9.32	$9.39	$9.55

Total Return	(4.42)%[1]	(1.82)%	6.94%	3.57%	2.22%	7.01%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$425,290	$595,595	$711,598	$485,442	$320,192	$222,808
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%[2]	0.40%	0.41%	0.41%	0.43%	0.45%
After expense waivers and reimbursements	0.39%[2]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.83%[2]	5.39%	4.96%	4.23%	3.93%	4.58%
Portfolio Turnover Rate	21%[1]	95%	80%	96%	108%	94%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 102

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	PERIOD ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$10.17	$10.14	$9.99	$10.28	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.25 #	0.48 #	0.48 #	0.45 #	0.49 #	0.32 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	(0.66)	0.06	0.15	(0.24)	(0.31)	0.22

Total from Investment Operations	(0.41)	0.54	0.63	0.21	0.18	0.54

Less Distributions:
From net investment income	(0.26)	(0.51)	(0.48)	(0.47)	(0.49)	(0.40)
From net capital gains	—	—	—	(0.03)	(0.13)	(0.30)

Total Distributions	(0.26)	(0.51)	(0.48)	(0.50)	(0.62)	(0.70)

Net Asset Value, End of Period	$9.50	$10.17	$10.14	$9.99	$10.28	$10.72

Total Return	(4.12)%[1]	5.48%	6.47%	2.08%	1.74%	5.12%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$22,291	$15,231	$12,503	$9,147	$154	$75
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.76%[2]	0.76%	0.82%	0.89%	0.98%	1.05%[2]
After expense waivers and reimbursements	0.65%[2]	0.65%	0.65%	0.65%	0.65%	0.65%[2]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursement	5.08%[2]	4.79%	4.82%	4.46%	4.65%	3.93%[2]
Portfolio Turnover Rate	63%[1]	94%	76%	113%	183%	165%[1]

*	The Intermediate Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

103 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$10.17	$10.14	$9.99	$10.27	$10.71	$10.49

Income from Investment Operations:
Net investment income	0.26 #	0.50 #	0.51 #	0.49 #	0.51 #	0.56 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	(0.67)	0.06	0.14	(0.25)	(0.31)	0.54

Total from Investment Operations	(0.41)	0.56	0.65	0.24	0.20	1.10

Less Distributions:
From net investment income	(0.27)	(0.53)	(0.50)	(0.49)	(0.51)	(0.59)
From net capital gains	—	—	—	(0.03)	(0.13)	(0.29)

Total Distributions	(0.27)	(0.53)	(0.50)	(0.52)	(0.64)	(0.88)

Net Asset Value, End of Period	$9.49	$10.17	$10.14	$9.99	$10.27	$10.71

Total Return	(4.12)%[1]	5.70%	6.70%	2.39%	1.95%	10.86%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$138,026	$138,668	$94,791	$56,353	$45,821	$39,727
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.55%[2]	0.55%	0.61%	0.70%	0.77%	0.79%
After expense waivers and reimbursements	0.44%[2]	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.27%[2]	4.97%	5.03%	4.77%	4.86%	5.23%
Portfolio Turnover Rate	63%[1]	94%	76%	113%	183%	165%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 104

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$9.82	$9.79	$9.46	$9.71	$10.06	$9.28

Income from Investment Operations:
Net investment income	0.25 #	0.48 #	0.48 #	0.53 #	0.59 #	0.55 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.60)	0.04	0.33	(0.24)	(0.36)	0.82

Total from Investment Operations	(0.35)	0.52	0.81	0.29	0.23	1.37

Less Distributions:
From net investment income	(0.26)	(0.49)	(0.48)	(0.54)	(0.58)	(0.59)

Total Distributions	(0.26)	(0.49)	(0.48)	(0.54)	(0.58)	(0.59)

Net Asset Value, End of Period	$9.21	$9.82	$9.79	$9.46	$9.71	$10.06

Total Return	(3.60)%[1]	5.44%	8.80%	3.04%	2.42%	15.15%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,634,493	$3,533,010	$1,206,825	$555,873	$463,895	$498,299
Ratio of Expenses to Average Net Assets
Before expense waivers, reimbursements and recoupment of prior waived fees	0.64%[2]	0.66%	0.66%	0.67%	0.67%	0.67%
After expense waivers, reimbursements and recoupment of prior waived fees	0.65%[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.32%[2]	4.89%	5.01%	5.49%	6.02%	5.62%
Portfolio Turnover Rate	107%[1]	124%	101%	174%	180%	165%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

105 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$9.82	$9.79	$9.46	$9.71	$10.06	$9.27

Income from Investment Operations:
Net investment income	0.26 #	0.50 #	0.50 #	0.55 #	0.61 #	0.57 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.60)	0.04	0.33	(0.24)	(0.36)	0.83

Total from Investment Operations	(0.34)	0.54	0.83	0.31	0.25	1.40

Less Distributions:
From net investment income	(0.27)	(0.51)	(0.50)	(0.56)	(0.60)	(0.61)

Total Distributions	(0.27)	(0.51)	(0.50)	(0.56)	(0.60)	(0.61)

Net Asset Value, End of Period	$9.21	$9.82	$9.79	$9.46	$9.71	$10.06

Total Return	(3.50)%[1]	5.65%	9.03%	3.25%	2.64%	15.51%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,088,636	$2,227,359	$1,293,926	$965,577	$839,828	$899,263
Ratio of Expenses to Average Net Assets
Before expense waivers, reimbursements and recoupment of past waived fees	0.43%[2]	0.44%	0.45%	0.46%	0.46%	0.46%
After expense waivers, reimbursements and recoupment of prior waived fees	0.44%[2]	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.51%[2]	5.11%	5.25%	5.71%	6.24%	5.83%
Portfolio Turnover Rate	107%[1]	124%	101%	174%	180%	165%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 106

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$9.71	$10.97	$10.89	$11.42	$12.50	$11.38

Income from Investment Operations:
Net investment income	0.38 #	0.86 #	0.87 #	0.81 #	0.99 #	0.93 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(0.76)	(1.16)	0.07	(0.20)	(0.06)	1.50

Total from Investment Operations	(0.38)	(0.30)	0.94	0.61	0.93	2.43

Less Distributions:
From net investment income	(0.38)	(0.92)	(0.86)	(0.82)	(0.98)	(0.92)
From net capital gains	—	—	—	(0.32)	(1.04)	(0.39)
From return of capital	—	(0.04)	—	—	—	—

Total Distributions	(0.38)	(0.96)	(0.86)	(1.14)	(2.02)	(1.31)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.00 [1]

Net Asset Value, End of Period	$8.95	$9.71	$10.97	$10.89	$11.42	$12.50

Total Return	(4.03)%[2]	(3.13)%	9.00%	5.59%	7.84%	21.99%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$47,624	$41,266	$38,022	$41,037	$25,094	$49,917
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.99%[3]	0.98%	1.05%	1.10%	1.15%	1.09%
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.80%[3]	8.15%	8.01%	7.25%	8.14%[4]	7.51%[4]
Portfolio Turnover Rate	48%[2]	120%	97%	111%	167%	268%

[1]	Amount is less than $0.01.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.19% and 7.78%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.48% and 8.13%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

107 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005	YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$9.71	$10.97	$10.90	$11.43	$12.51	$11.38

Income from Investment Operations:
Net investment income	0.39 #	0.88 #	0.90 #	0.84 #	1.02 #	0.98 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(0.75)	(1.16)	0.06	(0.21)	(0.06)	1.49

Total from Investment Operations	(0.36)	(0.28)	0.96	0.63	0.96	2.47

Less Distributions:
From net investment income	(0.39)	(0.91)	(0.89)	(0.84)	(1.01)	(0.95)
From net capital gains	—	—	—	(0.32)	(1.04)	(0.39)
From return of capital	—	(0.07)	—	—	—	—

Total Distributions	(0.39)	(0.98)	(0.89)	(1.16)	(2.05)	(1.34)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.00 [1]

Net Asset Value, End of Period	$8.96	$9.71	$10.97	$10.90	$11.43	$12.51

Total Return	(3.91)%[2]	(2.88)%	9.18%	5.86%	8.12%	22.35%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$63,434	$63,589	$50,776	$32,058	$29,735	$19,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%[3]	0.73%	0.81%	0.85%	0.90%	0.84%
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.01%[3]	8.40%	8.31%	7.49%	8.44%[4]	7.87%[4]
Portfolio Turnover Rate	48%[2]	120%	97%	111%	167%	268%

[1]	Amount is less than $0.01.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.57% and 8.08%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.86% and 8.43%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 108

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005		PERIOD ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$8.85	$11.09	$11.07	$11.22	$11.27		$10.00

Income from Investment Operations:
Net investment income	0.41 #	0.79 #	0.59 #	0.55 #	0.38	#[1]	0.29	#[1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.85)	(2.21)	0.01	(0.11)	0.07		1.32

Total from Investment Operations	(0.44)	(1.42)	0.60	0.44	0.45		1.61

Less Distributions:
From net investment income	(0.48)	(0.82)	(0.58)	(0.57)	(0.39)		(0.33)
From net capital gains	—	—	—	(0.02)	(0.11)		(0.01)

Total Distributions	(0.48)	(0.82)	(0.58)	(0.59)	(0.50)		(0.34)

Net Asset Value, End of Period	$7.93	$8.85	$11.09	$11.07	$11.22		$11.27

Total Return	(5.09)%[2]	(13.44)%	5.57%	4.04%	3.81%		16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$39,484	$43,785	$99,001	$86,288	$102,232		$96,802
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.85%[4]	1.61%	1.70%	1.91%	2.22%		2.62%[4]
After expense waivers and reimbursements	0.85%[4]	1.61%	1.70%	1.91%	2.22%		2.35%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.67%[4]	7.49%	5.35%	4.94%	3.40%[1]		3.45%[1,4]
Portfolio Turnover Rate	100%[2]	74%	27%	44%	114%		96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were $0.28 and $0.37, respectively. The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.10% and 3.27%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.37% and 3.27%, respectively.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the period ended September 30, 2008 and the fiscal years ended March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the period ended September 30, 2008 and the fiscal years ended March 31, 2008 and March 31, 2007 would have been 0.65%, 1.06% and 1.54%, respectively.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

109 / Semi-Annual Report September 2008

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Period	$8.85	$11.08	$11.07	$11.22	$11.27

Income from Investment Operations:
Net investment income	0.42 #	0.85 #	0.60 #	0.59 #	0.45	#[1]
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.84)	(2.23)	0.02	(0.12)	(0.02)

Total from Investment Operations	(0.42)	(1.38)	0.62	0.47	0.43

Less Distributions:
From net investment income	(0.49)	(0.85)	(0.61)	(0.60)	(0.37)
From net capital gains	—	—	—	(0.02)	(0.11)

Total Distributions	(0.49)	(0.85)	(0.61)	(0.62)	(0.48)

Net Asset Value, End of Period	$7.94	$8.85	$11.08	$11.07	$11.22

Total Return	(4.97)%[2]	(13.22)%	5.73%	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$228,573	$271,639	$369,484	$121,108	$92,667
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.60%[4]	1.34%	1.63%	1.62%	1.98%
After expense waivers and reimbursements	0.60%[4]	1.34%	1.63%	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.92%[4]	8.13%	5.44%	5.27%	3.88%[1]
Portfolio Turnover Rate	100%[2]	74%	27%	44%	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.71%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the period ended September 30, 2008 and the fiscal years ended March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the period ended September 30, 2008 and the fiscal years ended March 31, 2008 and March 31, 2007 would have been 0.40%, 0.78% and 1.47%, respectively.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Semi-Annual Report September 2008 / 110

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005		YEAR ENDED MARCH 31, 2004
Net Asset Value, Beginning of Period	$6.71	$8.56	$8.14	$7.61	$7.33		$5.49

Income from Investment Operations:
Net investment income	0.18 #	0.48 #	0.42 #	0.36 #	0.25	#[1]	0.22 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.25)	(1.56)	0.61	0.56	0.27		1.85

Total from Investment Operations	(1.07)	(1.08)	1.03	0.92	0.52		2.07

Less Distributions:
From net investment income	(0.03)	(0.45)	(0.61)	(0.39)	(0.24)		(0.23)
From net capital gains	—	(0.23)	—	—	—		—
From return of capital	—	(0.09)	—	—	—		—

Total Distributions	(0.03)	(0.77)	(0.61)	(0.39)	(0.24)		(0.23)

Net Asset Value, End of Period	$5.61	$6.71	$8.56	$8.14	$7.61		$7.33

Total Return	(15.94)%[2]	(14.03)%	12.85%	12.33%	7.15%		38.16%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$120,936	$157,644	$183,696	$156,418	$133,325		$107,551
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.18%[4]	0.13%	0.73%	0.36%	0.52%		0.88%
After expense waivers and reimbursements	0.16%[4]	0.13%	0.73%	0.36%	0.52%		0.88%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.27%[4]	5.74%	5.01%	4.54%	3.41%[1]		3.25%
Portfolio Turnover Rate	107%[2]	89%	106%	64%	72%		67%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the period ended September 30, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the period ended September 30, 2008 would have been 0.15%.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

111 / Semi-Annual Report September 2008

Notes to Financial Statements

September 30, 2008

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act” as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses strategies intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

Semi-Annual Report September 2008 / 112

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees (the “Board’). Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board. The fair valued securities at September 30, 2008 are referenced on each Fund’s schedule of portfolio investments by a footnote.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on September 29, 2007. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

113 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

As of and during the period ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of April 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

* Level 1 - quoted prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report September 2008 / 114

Notes to Financial Statements (continued)

The summary of inputs used to value the Fund’s net assets as of September 30, 2008 is as follows:

	FAIR VALUE MEASUREMENTS
		LEVEL 1	LEVEL 2	LEVEL 3
PORTFOLIO	TOTAL MARKET VALUE AT SEPTEMBER 30, 2008	QUOTED PRICE	SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
Ultra Short Bond Fund
Investments in Securities	$154,779,111	$—	$152,775,753	$2,003,358
Other Financial Instruments*	(9,148,286)	—	(9,148,286)	—

Total	$145,630,825	$—	$143,627,467	$2,003,358

Low Duration Bond Fund
Investments in Securities	$1,606,101,373	$—	$1,600,933,570	$5,167,803
Other Financial Instruments*	(55,701,426)	—	(55,701,426)	—

Total	$1,550,399,947	$—	$1,545,232,144	$5,167,803

Intermediate Bond Fund
Investments in Securities	$186,303,898	$94,219	$186,106,110	$103,569
Other Financial Instruments*	(5,024,733)	(102,187)	(4,922,546)	—

Total	$181,279,165	$(7,968)	$181,183,564	$103,569

Total Return Bond Fund
Investments in Securities	$7,098,279,557	$2,732,344	$7,091,558,471	$3,988,742
Other Financial Instruments*	(185,197,344)	(2,963,437)	(182,233,907)	—

Total	$6,913,082,213	$(231,093)	$6,909,324,564	$3,988,742

High Yield Bond Fund
Investments in Securities	$113,468,842	$141,328	$113,262,032	$65,482
Other Financial Instruments*	(2,229,334)	(153,281)	(2,076,053)	—

Total	$111,239,508	$(11,953)	$111,185,979	$65,482

Strategic Income Fund
Investments in Securities	$395,523,620	$329,766	$379,528,197	$15,665,657
Other Financial Instruments*	(43,970,178)	(357,656)	(43,612,522)	—

Total	351,553,442	$(27,890)	$335,915,675	$15,665,657

AlphaTrak 500 Fund
Investments in Securities	$136,454,280	$—	$135,174,135	$1,280,145
Other Financial Instruments*	(9,284,677)	(3,605,502)	(5,679,175)	—

Total	$127,169,603	$(3,605,502)	$129,494,960	$1,280,145

*	Other financial instruments include (but may not be limited to) swap contracts, futures, written options and short sales.

115 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Balance as of March 31, 2008	$3,138,322	$7,813,121	$190,458	$6,689,769
Accrued discounts/premiums	410	5,152	—	7,349
Realized gain (loss)	545	6,174	—	25,166
Change in unrealized appreciation (depreciation)	(963,372)	(2,151,472)	(86,889)	(1,983,917)
Net purchases (sales)	(172,547)	(505,172)	—	(749,625)

Balance as of September 30, 2008	$2,003,358	$5,167,803	$103,569	$3,988,742

		HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Balance as of March 31, 2008		$103,611	$24,311,269	$1,996,997
Accrued discounts/premiums		—	68,982	(998)
Realized gain (loss)		—	57,724	629
Change in unrealized appreciation (depreciation)		56,254	(6,108,268)	(542,496)
Net purchases (sales)		(94,383)	(2,664,050)	(173,987)

Balance as of September 30, 2008		$65,482	$15,665,657	$1,280,145

Recent accounting pronouncements:

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Freddie Mac and similar United States Government sponsored entities such as Fannie Mae, Ginnie Mae and Federal Home Loan Banks (“FHLB”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgaged-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the U.S. Government.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Semi-Annual Report September 2008 / 116

Notes to Financial Statements (continued)

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund my be unable to close out a positions.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months September 30, 2008, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

117 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statement of Operations reflects net realized and net unrealized gains and losses on these contracts.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Strategic Income Fund and the AlphaTrak 500 Fund for the period ended September 30, 2008 were $27,243,066 and 4.47% and $572,831 and 2.40%, respectively.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition, the Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Semi-Annual Report September 2008 / 118

Notes to Financial Statements (continued)

However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2008, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related

119 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (MBS) and Asset-backed securities (ABS) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance vs. purchase vs. equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of September 30, 2008, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$47,869,711	34.74%	0.00%	0.00%	0.00%	0.00%
Sub Prime	36,693,628	16.31%	2.14%	4.51%	0.91%	2.76%
Low Duration Bond Fund
Alt-A	273,279,004	17.97%	0.00%	0.00%	0.00%	0.00%
Sub Prime	319,623,953	15.43%	1.92%	1.30%	1.22%	1.13%
Intermediate Bond Fund
Alt-A	6,657,389	4.17%	0.00%	0.00%	0.00%	0.00%
Sub Prime	15,716,034	6.73%	0.48%	0.68%	0.58%	1.36%
Total Return Bond Fund
Alt-A	168,462,786	2.95%	0.00%	0.00%	0.00%	0.00%
Sub Prime	372,727,984	3.74%	1.01%	0.25%	0.51%	1.03%
High Yield Bond Fund
Alt-A	264,057	0.24%	0.00%	0.00%	0.00%	0.00%
Sub Prime	2,298,036	1.03%	0.46%	0.07%	0.15%	0.37%
Strategic Income Fund
Alt-A	12,383,915	4.51%	0.00%	0.00%	0.00%	0.00%
Sub Prime	70,877,425	12.40%	5.79%	0.60%	2.69%	4.35%
Alpha Trak 500 Fund
Alt-A	21,676,624	17.93%	0.00%	0.00%	0.00%	0.00%
Sub Prime	31,408,351	17.63%	5.45%	0.28%	0.46%	2.16%

*	Below Investment Grade

Semi-Annual Report September 2008 / 120

Notes to Financial Statements (continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the period ended September 30, 2008 excluding U.S. Government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$12,079,969	$56,005,170
Low Duration Bond Fund	371,477,992	312,062,492
Intermediate Bond Fund	67,842,750	22,930,726
Total Return Bond Fund	5,725,059,858	3,898,314,421
High Yield Bond Fund	67,929,991	49,065,141
Strategic Income Fund	257,663,083	258,097,119
AlphaTrak 500 Fund	137,877,230	137,983,424

Investment transactions in U.S. Government securities for the period ended September 30, 2008 were as follows:

PORTFOLIO	PURCHASES	SALES
Low Duration Bond Fund	$31,591,891	$31,592,489
Intermediate Bond Fund	53,864,219	69,917,604
Total Return Bond Fund	1,505,236,821	1,819,000,154

Transactions in option contracts written for the period ended September 30, 2008 were as follows:

	INTERMEDIATE		TOTAL RETURN
	BOND FUND		BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2008	—	—	7,450	$11,242,584
Option written during period	280	$190,330	10,030	5,996,828
Option exercised during period	—	—	—	—
Options expired during period	(60)	(15,339)	(5,400)	(2,775,939)
Options closed during period	(150)	(116,393)	(10,050)	(12,750,535)

Outstanding at September 30, 2008	70	$58,598	2,030	$1,712,938

	HIGH YIELD		STRATEGIC
	BOND FUND		INCOME FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2008	165	$249,252	870	$883,265
Option written during period	720	323,473	2,370	1,222,185
Option exercised during period	—	—	—	—
Options expired during period	(465)	(140,043)	(1,165)	(407,570)
Options closed during period	(315)	(344,316)	(1,830)	(1,492,787)

Outstanding at September 30, 2008	105	$88,366	245	$205,093

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 100% resulting in $0 total management fees for the period ended September 30, 2008. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period),

121 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was decreased by 0.95% resulting in $381,469 of total management fees for the period ended September 30, 2008.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses as described in the Prospectus, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement.TheAdviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year. Investment advisory fees and related voluntary expense limitations for the period ended September 30, 2008, were as follows:

	INVESTMENT ADVISORY FEE RATE		VOLUNTARY EXPENSE LIMITATION
PORTFOLIO	CLASS M	CLASS I	CLASS M	CLASS I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	0.95 - 2.35	0.70 - 2.10
AlphaTrak 500 Fund	0.00 - 0.70	N/A	0.20 - 0.90	N/A

At September 30, 2008, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2009	2010	2011	TOTAL
Ultra Short Bond Fund	$206,505	$178,062	$225,383	$609,950
Low Duration Bond Fund	177,911	224,360	348,749	751,020
Intermediate Bond Fund	147,159	158,391	215,353	520,903
Total Return Bond Fund	19,938	225,766	155,516	401,220
High Yield Bond Fund	182,919	191,390	288,082	662,391

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

7.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Strategic Income Fund and the AlphaTrak 500 Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond

Semi-Annual Report September 2008 / 122

Notes to Financial Statements (continued)

Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended September 30, 2008. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	28,656,966	23,436,843	25,920,710	24,434,344
Shares sold	2,521,533	33,240,406	8,910,030	26,819,882
Shares issued through reinvestment of distributions	495,149	1,612,220	388,981	1,366,444
Shares redeemed	(18,655,600)	(29,632,503)	(15,966,280)	(26,699,960)

Net increase/(decrease) in fund shares	(15,638,918)	5,220,123	(6,667,269)	1,486,366

Shares outstanding at end of period	13,018,048	28,656,966	19,253,441	25,920,710

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	148,991,161	99,580,067	67,542,055	74,964,837
Shares sold	33,827,079	110,779,507	4,010,781	31,144,327
Shares issued through reinvestment of distributions	4,297,352	6,768,452	1,781,633	3,517,600
Shares redeemed	(52,453,531)	(68,136,865)	(21,283,198)	(42,084,709)

Net increase/(decrease) in fund shares	(14,329,100)	49,411,094	(15,490,784)	(7,422,782)

Shares outstanding at end of period	134,662,061	148,991,161	52,051,271	67,542,055

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	1,498,025	1,232,679	13,639,813	9,346,203
Shares sold	955,046	344,713	970,392	5,685,279
Shares issued through reinvestment of distributions	46,733	67,013	327,961	457,023
Shares redeemed	(152,491)	(146,380)	(401,403)	(1,848,692)

Net increase in fund shares	849,288	265,346	896,950	4,293,610

Shares outstanding at end of period	2,347,313	1,498,025	14,536,763	13,639,813

123 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	359,790,611	123,292,094	226,886,418	132,222,930
Shares sold	103,911,833	288,640,412	31,664,969	116,343,673
Shares issued through reinvestment of distributions	9,057,172	9,270,142	5,834,160	8,321,343
Shares redeemed	(78,081,810)	(61,412,037)	(37,521,849)	(30,001,528)

Net increase/(decrease) in fund shares	34,887,195	236,498,517	(22,720)	94,663,488

Shares outstanding at end of period	394,677,806	359,790,611	226,863,698	226,886,418

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	4,249,866	3,466,192	6,547,588	4,627,097
Shares sold	1,766,204	2,034,170	413,352	3,530,901
Shares issued through reinvestment of distributions	180,899	328,696	274,275	523,204
Shares redeemed	(878,641)	(1,579,192)	(152,125)	(2,133,614)

Net increase in fund shares	1,068,462	783,674	535,502	1,920,491

Shares outstanding at end of period	5,318,328	4,249,866	7,083,090	6,547,588

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	4,948,984	8,928,918	30,705,222	33,341,918
Shares sold	503,475	2,532,688	889,660	10,299,709
Shares issued through reinvestment of distributions	280,858	569,585	1,736,649	2,924,258
Shares redeemed	(757,354)	(7,082,207)	(4,527,065)	(15,860,663)

Net increase/(decrease) in fund shares	26,979	(3,979,934)	(1,900,756)	(2,636,696)

Shares outstanding at end of period	4,975,963	4,948,984	28,804,466	30,705,222

Semi-Annual Report September 2008 / 124

Notes to Financial Statements (continued)

	ALPHATRAK 500 FUND CLASS M
	PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of period	23,491,720	21,454,339
Shares sold	3,133,528	5,098,987
Shares issued through reinvestment of distributions	102,428	1,974,277
Shares redeemed	(5,183,084)	(5,035,883)

Net increase/(decrease) in fund shares	(1,947,128)	2,037,381

Shares outstanding at end of period	21,544,592	23,491,720

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

9.	LINE OF CREDIT:

The High Yield Bond Fund and Strategic Income Fund may borrow money to the extent permitted under the 1940Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, these Funds may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. These Funds may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

The Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund each may borrow for temporary, emergency or investment purposes up to 5% of its total assets. This borrowing may be unsecured. The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. There were no borrowings from the line of credit during the period ended September 30, 2008.

10.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2008, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016
Ultra Short Bond Fund	—	$171,312	$1,489,244
Low Duration Bond Fund	$5,831,064	—	—
High Yield Bond Fund	112,035	—	161,051
Strategic Income Fund	61,791	1,235,093	9,036,932

For the year ended March 31, 2008, the Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund and AlphaTrak 500 Fund utilized net federal tax capital loss carryforwards of $18,873,533, $386,765, $90,624,360 and $1,056,073, respectively.

125 / Semi-Annual Report September 2008

Notes to Financial Statements (continued)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2008	MARCH 31, 2007	MARCH 31, 2008	MARCH 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$16,331,390	$13,150,532	$100,228,731	$60,003,394
Net long-term capital gains	—	934	—	—

Total taxable distributions	$16,331,390	$13,151,466	$100,228,731	$60,003,394

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2008	MARCH 31, 2007	MARCH 31, 2008	MARCH 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$6,453,710	$4,700,871	$195,970,378	$98,005,970
Net long-term capital gains	—	—	—	—

Total taxable distributions	$6,453,710	$4,700,871	$195,970,378	$98,005,970

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31, 2008	MARCH 31, 2007	MARCH 31, 2008	MARCH 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$8,369,964	$5,991,043	$35,944,758	$12,875,828
Return of Capital	1,026,615	—	—	—

Total taxable distributions	$9,396,579	$5,991,043	$35,944,758	$12,875,828

			ALPHATRAK 500 FUND
			MARCH 31, 2008	MARCH 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$10,314,613	$12,434,156
Net long-term capital gains			5,349,411	—
Return of Capital			2,180,831	—

Total taxable distributions			$17,844,855	$12,434,156

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Semi-Annual Report September 2008 / 126

Approval of Investment Management Agreement

(Unaudited)

Factors considered by the Trustees in connection with their approval of the prior agreement

The Trust is a party to an Investment Management Agreement with the Adviser, dated February 21, 2007 (the “Management Agreement”), with respect to each Fund. The initial term of that Agreement was two years. On June 2, 2008, the Trust’s Board approved the renewal of the Management Agreement for an additional one-year term. The Independent Trustees preferred to consider the review of the Management Agreement for a one-year term starting July 1, 2008, rather than the scheduled expiration of the Management Agreement on February 22, 2009, in order to conduct its annual review of this Management Agreement at the same board meeting it considers other annual contract matters. The renewal of the Management Agreement was approved by the Board (including a majority of the Independent Trustees) at an in-person meeting upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration before the Board’s vote to renew the Management Agreement. The information, material facts and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including (but not limited to) reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information provided by Lipper, which is independent of the Funds and the Adviser, that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to the range of fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring, operational and portfolio trading practices, and information about the personnel providing investment management services to the Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Management Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Management Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds in the last several years, the Board recognized the Adviser’s selection by Morningstar, Inc. as fixed-income manager of the year in 2005 for the Total Return Bond Fund. (Morningstar designates a “Fund Manager of the Year” in three categories each year based on its own research and an in-depth evaluation by its editorial staff. Morningstar analysts base this designation on a number of criteria, including calendar year returns, long-term results, durable strategies, and stewardship. Morningstar is independent of the Adviser.) In addition, based on the Board’s ongoing meetings throughout the year with various members of the Adviser’s portfolio management team, the Board concluded that these individuals are competent and able to carry out their responsibilities under the Fund’s Management Agreement.

In determining whether to continue the Fund’s Management Agreement, the Board considered the ongoing, long-term relationship with the Adviser, as well as most of the Board’s similar long-term tenure which gives the Board important insight and knowledge into the Adviser’s overall business operation. The Board concluded that continuing the business relationship based on that knowledge was beneficial to the Funds and the shareholders.

The Board and the Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

127 / Semi-Annual Report September 2008

Approval of Investment Management Agreement (continued)

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods, and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Adviser explained that the performance comparison benchmark for the Strategic Income Fund does not exemplify the Fund’s investment style and, therefore, the Fund’s relative underperformance does not provide a useful comparison. The Adviser further explained that the Strategic Income Fund is somewhat unique and described to the Board why it is difficult to find a fully adequate comparison group for it. (See further discussion in paragraph 4 below.) The Board also recognized periods of underperformance for certain funds in more recent periods, but that longer term results were still very favorable overall. The Board ultimately concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit the Fund and its shareholders over a longer term.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was at or below the approximate median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund because the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares favorably. The Board further noted that the AlphaTrak 500 Fund and the Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the Adviser’s schedule of advisory fees paid by institutional clients with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits and economies of scale

The Independent Trustees reviewed certain financial information regarding the Adviser and discussed its profitability trends. They accepted the Adviser’s assertion that its profit margins have recently flattened or declined with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. For example, in 2008, the Adviser faced challenging market conditions and needed to devote additional resources to managing the Funds as well as to valuation and pricing of portfolio securities. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Fund grow larger. And, they accepted the Adviser’s assertion that even without break points, the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

Semi-Annual Report September 2008 / 128

Approval of Investment Management Agreement (continued)

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Management Agreement would be fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Management Agreement was in the best interests of each Fund and its shareholders.

129 / Semi-Annual Report September 2008

BOARD OF TRUSTEES

Andrew Tarica

Scott B. Dubchansky

Laird Landmann

David H. Edington

Martin Luther King III

Daniel D. Villanueva

Ronald J. Consiglio

Scott Sale

OFFICERS

David Lippman

President and Principal Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Erik L. Cuellar

Assistant Treasurer and Principal Accounting Officer

Shang Ni

Assistant Treasurer

ADVISER

Metropolitan West Asset Management, LLC

11766 Wilshire Boulevard, Suite 1500

Los Angeles, CA 90025

CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

DISTRIBUTOR

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (310) 966-8900 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METSAR2008

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date November 26, 2008

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date November 26, 2008

*	Print the name and title of each signing officer under his or her signature.